                                                                    Exhibit 10.4


                                  [INSERT LOGO]




                  STANDARD FORM OF AGREEMENT BETWEEN OWNER AND
            CONTRACTOR WHERE THE BASIS FOR PAYMENT IS THE COST OF THE
           WORK PLUS A FEE WITH A NEGOTIATED GUARANTEED MAXIMUM PRICE

                            AIA DOCUMENT A111 - 1997
                        1997 EDITION - ELECTRONIC FORMAT



This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for construction, is adopted in this document by reference.

This document had been approved and endorsed by The Associated General Contractors of America.

Copyright 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987, (C) 1997
by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

------------------------------------------------------------------------------

AGREEMENT made as of the 24th day of January in the year 2001 (IN WORDS, INDICATE DAY, MONTH AND YEAR)

BETWEEN the Owner:
(NAME, ADDRESS AND OTHER INFORMATION)
The Mississippi Band of Choctaw Indians
dba The Choctaw Resort Development Enterprise
P.O. Box 6010, Choctaw Branch
Philadelphia, Mississippi 39350

and the Contractor:
(NAME, ADDRESS AND OTHER INFORMATION)
W.G. Yates & Sons Construction Company
P.O Box 456
Philadelphia, Mississippi 39350

The Project is:
(NAME AND LOCATION)
Golden Moon Resort & Casino
Highway 16 West
Philadelphia, Mississippi


AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

The Architect is:
(NAME, ADDRESS AND OTHER INFORMATION)
Arquitectonica
550 Brickell Avenue
Miami, Florida 33131

The Owner and Contractor agree as follows.

ARTICLE 1.        THE CONTRACT DOCUMENTS

      The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, EXHIBITS, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

ARTICLE 2.        THE WORK OF THIS CONTRACT

      The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others. The work consists of and is generally described as follows:

      Subject to and in accordance with the terms and provisions of this Agreement, Contractor shall on the property described in Exhibit "A" and located at Highway 16 West, Pearl River Community, Mississippi, furnish, construct, erect, and install a 572 room Hotel and Casino containing approximately 800,000 square feet all as more particularly described and reasonably indicated from the drawings and specifications (Drawings and Specifications) referenced herein. In connection therewith, Contractor shall provide and furnish all materials, supplies. apparatus, equipment, tools, implements, and all other facilities and all labor, supervision, transportation, storage, and all other services as and when required for in connection with the performance of the Work. It is understood and agreed that Contractor shall recommend for Owner's direct purchase, under Owner's standard purchasing policies, certain major materials for incorporation into the Project by Contractor. Owner understands that materials purchased under these Owner Purchase Orders will have only those warranties granted by the manufacturers.

INSERT A: Contractor is responsible for assisting Owner with respect to Owner's advertisement and issuance of requests for quotes for materials and equipment to be directly purchased by owner pursuant to Article 2. Contractor agrees to review each of Owner's purchase orders for items for the Project prior to issuance by Owner so as to ensure (i) that the scopes of the supply under the various orders do not create conflicting or overlapping areas of responsibilities among the various vendors and (ii) that all areas of supply necessary for completion of the Project are assigned to a Tribal purchase order, if not supplied directly by Contractor. Contractor shall also assist Owner in preparing schedules for Owner's procurement activities within the scope of this
Article 2 and recommended delivery dates to be incorporated into the Owner's orders for the Project within the scope of this Article 2 so as to facilitate timely completion of construction activities by the Contractor, and Contractor shall perform any required shop inspections, expediting functions, or review of shop drawings for submittal to the Architect for the Project within the scope of this Article 2. Acting solely as Owner's agent, and without undertaking any warranty liability with respect to goods or equipment directly procured by Owner, Contractor shall be responsible for receipt inspection of Owner-procured items delivered to the Project and will notify Owner if any items do not conform with the applicable specifications prior to modifying the items or incorporating the items into the Project. Contractor shall also assist Owner in pursuing warranty claims against vendors of goods supplied under an Owner purchase order for this Project within the scope of this Article 2.

ARTICLE 3.        RELATIONSHIP OF THE PARTIES

      The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor's skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner's interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor if the furnishing of such information is the responsibility of the Owner OR OWNER'S CONSULTANTS under this Agreement and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

ARTICLE 4.        DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

      4.1 The date of commencement of the Work shall be fixed in a notice to proceed to be issued by the Owner no earlier that February 1, 2001.

      (INSERT THE DATE OF COMMENCEMENT, IF IT DIFFERS FROM THE DATE OF THIS AGREEMENT OR, IF APPLICABLE, STATE THAT THE DATE WILL BE FIXED IN A NOTICE TO PROCEED.)

      If, prior to commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

      4.2 The Contract Time shall be measured from the date of commencement.

      4.3 The Contractor shall achieve Substantial Completion (as defined in Paragraph 9.8 of the General Conditions hereto of the entire Work not later than 550 days from the date of commencement. (INSERT NUMBER OF CALENDAR DAYS. ALTERNATIVELY, A CALENDAR DATE MAY BE USED WHEN COORDINATED WITH THE DATE OF COMMENCEMENT. UNLESS STATED ELSEWHERE IN THE CONTRACT DOCUMENTS, INSERT ANY REQUIREMENTS FOR EARLIER SUBSTANTIAL COMPLETION OF CERTAIN PORTIONS OF THE WORK.)

      , subject to adjustments of this Contract Time as provided in the Contract Documents. Contractor shall achieve final completion of all punch list or other work outstanding following Substantial Completion within a reasonable time following the Substantial Completion Date, which reasonable time shall not exceed thirty (30) calendar days (the final completion date).

      (INSERT PROVISIONS, IF ANY, FOR LIQUIDATED DAMAGES RELATING TO FAILURE TO COMPLETE ON TIME, OR FOR BONUS PAYMENTS FOR EARLY COMPLETION OF THE WORK.)

      4.4 Contractor shall provide competent supervision of all phases of the Work and shall cause the Work to be performed in accordance with the Drawings and Specifications and all things reasonably indicated therefrom. Contractor shall provide scheduling and periodic updating thereof and other necessary schedules in the interest of completing the Work in the most expeditious and economical manner. Contemporaneously with commencement of the Work, Contractor shall prepare and submit for Owner's approval the schedule for the Work (Progress Schedule), which shall be consistent with the outline schedule attached hereto as Exhibit "C". Contractor shall coordinate the Progress Schedule with other work ongoing in connection with the Project and shall reflect critical path activities. The Progress Schedule shall indicate the dates for the starting and completion of the various stages of the Work and shall be revised as required by the conditions of the Work. The parties acknowledge and agree that notwithstanding any theoretical delays or theoretical extensions of time for completion as may be shown on any schedules or printouts, the Substantial Completion Date shall be governed by this Agreement and shall be extended only in accordance with the procedures set forth herein. If required by Owner, Contractor shall also prepare and furnish manning and equipment charts reflecting the required personnel and equipment and their availability an commitment to the Project, together with the periodic updating thereof.

      4.5 In the event of any delay in the progress of the Work with respect to which Contractor is not entitled to an extension of time under the terms hereof, Owner may direct in writing that the Work be accelerated by means of overtime, additional crews or additional shifts or resequencing of the Work. Only after both parties agree that the Project can not be completed within the Project Schedule will the Contractor be required to accelerate the Work with no increase in the Guaranteed Maximum Price. In the event of any delay in the progress of the Work with respect to which Contractor is entitled to an extension of time under the terms hereof, Owner may similarly direct acceleration and Contractor agrees to perform same on the basis of reimbursement of direct cost (i.e., premium portion of overtime pay, additional supervision, additional crew, shift or equipment cost, and such other items of cost requested in advance by Contractor and approved Owner, which approval will not be unreasonably withheld) plus a fee of two and three quarters percent (2.75%) of such cost. Contractor expressly waives any other compensation therefor unless otherwise agreed to by Owner in writing in advance of performing the accelerated work. In the event of any acceleration requested pursuant to this paragraph, Contractor shall provide promptly a plan including its recommendations for the most effective and economical acceleration.

      4.6 Owner shall also have the right to direct in writing that the Work be accelerated by means of overtime, additional crews or additional shifts or resequencing of the Work notwithstanding that the Work is progressing without delay in accordance with the established Progress Schedule. Contractor agrees to perform such acceleration of the Work on the basis of reimbursement of direct costs (i.e., premium portion for overtime pay, additional supervision, additional crew, shift or equipment costs and such other items of cost requested in advance by Contractor and approved by Owner, which approval will not be unreasonably withheld) plus a fee of two and three quarters percent (2.75%) of such cost. Contractor expressly waives any other compensation therefor unless otherwise agreed to by Owner in writing in advance of performing the accelerated work. In the event of such acceleration, Contractor shall promptly provide a plan including its recommendations for the most effective and economical acceleration.

      4.7 All acceleration, if any, will be subject to the Change Order procedure set forth herein.

      4.8 If the Owner or those for whom the Owner is responsible (e.g., Architect/Engineer) delays or disrupts the Contractor's progress or performance of the Work where Contractor is not at fault, the Contractor shall be entitled to a change order for additional compensation and extension of time to the extent that Contractor complies with Section 4.3 of the General Conditions. If the Contractor's progress or performance of the Work is delayed or disrupted for any other reason or cause, then Contractor's remedy, if any, shall be limited solely and exclusively to an extension of time and then only to the extent Contractor complies with
      Section 8.3 of the General Conditions.

ARTICLE 5.        BASIS FOR PAYMENT

      5.1  CONTRACT SUM

      5.1.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor's Fee.

      5.1.2 The Contractor's Fee is: Three Million Seven Hundred Ninety Two Thousand Three Hundred Thirty Five dollars ($3,792,335.00).

      (STATE A LUMP SUM, PERCENTAGE OF COST OF THE WORK OR OTHER PROVISION FOR DETERMINING THE CONTRACTOR'S FEE, AND DESCRIBE THE METHOD OF ADJUSTMENT OF THE CONTRACTOR'S FEE FOR CHANGES IN THE WORK.)

      5.2   GUARANTEED MAXIMUM PRICE

      5.2.1 The sum of the Cost of the Work, the cost of Owner furnished materials pursuant to Article 2 herein, and the Contractor's Fee is guaranteed by the Contractor not to exceed ONE HUNDRED FORTY SIX MILLION EIGHT HUNDRED THIRTY NINE THOUSAND DOLLARS ($146,839,000.00), subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.

      (INSERT SPECIFIC PROVISIONS OF THE CONTRACTOR IS TO PARTICIPATE IN ANY SAVINGS.)

      In the event the Cost of the Work plus the cost of Owner furnished materials (including applicable taxes) included in the scope of this contract is less than the Guaranteed Maximum Price minus Contractor's Fee, such differences shall constitute "Savings". Contractor shall be entitled to receive forty percent (40%) of such Savings, if any, as an "Additional Fee" payable as part of final payment hereunder, with the balance of Savings accruing to and retained by Owner. In no event shall such Additional Fee exceed the sum of $750,000, regardless of the extent or amount of Savings or the foregoing distributions.

      5.2.2 The Guaranteed Maximum Price is based on the Contract Documents listed in Article 1 hereto.

      (STATE THE NUMBERS OR OTHER IDENTIFICATION OF ACCEPTED ALTERNATES. IF DECISIONS ON OTHER ALTERNATES ARE TO BE MADE BY THE OWNER SUBSEQUENT TO THE EXECUTION OF THIS AGREEMENT, ATTACH A SCHEDULE OF SUCH OTHER ALTERNATES SHOWING THE AMOUNT FOR EACH AND THE DATE WHEN THE AMOUNT EXPIRES.)

      5.2.3 Unit prices, if any, are as set forth in Exhibit "D-l" attached hereto.

      5.2.4 From time to time after commencement of the performance of the Work, Owner shall cause the drawings and specifications for the Allowances, if any, (as hereinafter defined) or for portions thereof, to be prepared and delivered to Contractor. As used herein the term "Allowances" shall refer to those items, if any, set forth in Exhibit "D-2" hereto. The amounts listed for Allowances in said Exhibit "D-2" are included in the Guaranteed Maximum Price.

      (IDENTIFY AND STATE THE AMOUNTS OF ANY ALLOWANCES, AND STATE WHETHER THEY INCLUDE LABOR, MATERIALS, OR BOTH.)

      5.2.5 In the event that costs for performing Allowance Work are less than the amounts set forth in Exhibit "D-2", the Guaranteed Maximum Price shall be reduced by the amount of the Allowance not expended. Should the cost for performing Allowance Work exceed the amounts set forth in Exhibit "D-2", then Owner shall pay Contractor such actual costs and the Guaranteed Maximum Price shall be increased to such extent. All adjustments to the Guaranteed Maximum Price as a result of these Allowances shall be in accordance with the Change Order process set forth herein.

      5.2.6 To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Guaranteed Maximum Price for such further development in accordance with the mutual expectations of all parties consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

ARTICLE 6.        CHANGES IN THE WORK

      6.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Subparagraph
      7.3.3 of AIA Document A201-1997 as amended and made a part hereof (referred to herein as the General Conditions).

      6.2 [Not Used.]

      6.3 If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be equitably adjusted on the basis of the Fee established for the original Work, and the Guaranteed Maximum Price shall be adjusted accordingly.

ARTICLE 7.        COSTS TO BE REIMBURSED

      7.1   COST OF THE WORK

      The term Cost of the Work shall mean costs reasonably incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior written consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

      7.2   LABOR COSTS

      7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's prior written approval, at off-site workshops.

      7.2.2 Wages or salaries of the Contractor's supervisory and administrative personnel with the Owner's prior written approval.

      (IF IT IS INTENDED THAT THE WAGES OR SALARIES OF CERTAIN PERSONNEL STATIONED AT THE CONTRACTOR'S PRINCIPAL OR OTHER OFFICES SHALL BE INCLUDED IN THE COST OF THE WORK, IDENTIFY IN ARTICLE 14 THE PERSONNEL TO BE INCLUDED AND WHETHER FOR ALL OR ONLY PART OF THEIR TIME, AND THE RATES AT WHICH THEIR TIME WILL BE CHARGED TO THE WORK.)

      7.2.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

      7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Subparagraphs 7.2.1 through 7.2.3.

Insert B:

      7.3   SUBCONTRACT COSTS

      7.3.1 Amounts billed by subcontractors for work properly performed and submitted to and certified for payment by the Architect and otherwise in conformance with Contract requirements.

      7.4 COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION

      7.4.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

      7.4.2 Costs of materials described in the preceding Subparagraph 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

      7.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

      7.5.1 Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

      7.5.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior written approval. Equipment rented from the Contractor shall be charged at rental rates not higher than ninety percent (90%) of the fair market rental price for such equipment established by at least two (2) written price quotes from Mississippi equipment dealers. In the event the total rental for a particular piece of equipment is anticipated to exceed $10,000, the Contractor shall prepare a lease/purchase analysis for the Owner's review. Should the Owner elect to purchase the equipment, the equipment will become an asset of the Owner and will be disposed of at the completion of the project in accordance with the terms of this agreement. Should the Owner elect to purchase the equipment, the anticipated equipment rental cost shall be deducted from the Guaranteed Maximum Price by change order in the same manner as established for Owner furnished materials and the Owner shall purchase the equipment. The cost of operating and maintaining the equipment shall remain in the Guaranteed Maximum Price. The Contractor shall be afforded use of the equipment during the construction of the project and shall maintain such equipment in accordance with the suppliers recommendations and shall deliver the equipment to the Owner at the completion of the project in the same condition as received, normal wear and tear considered.

      7.5.3 Costs of removal of debris from the site.

      7.5.4 Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office, or such other office as is required for the proper performance of the Work.

      7.5.5 That portion of the reasonable expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work.

      7.5.6 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in advance by the Owner as provided herein and subject to the terms hereof.

      7.6     MISCELLANEOUS COSTS

      7.6.1 That portion of insurance and bond premiums that can be directly attributed to this Contract:

      7.6.2 Sales, use or similar taxes properly imposed by a governmental authority that are related to the Work.

      7.6.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

      7.6.4 Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of the General Conditions or other provisions of the Contract Documents, and which do not fall within the scope of Subparagraph 7.7.3.

      7.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor's Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the last sentence of Subparagraph 3.17.1 of the General Conditions or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.

      7.6.6 Job site Data processing costs related to the Work.

      7.6.7 Deposits lost for causes other than the Contractor's negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.

      7.6.8 Legal, mediation and arbitration costs, including attorneys' fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner's prior written approval; which approval shall not be unreasonably withheld.

      7.6.9 Expenses incurred in accordance with the Contractor's standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner in writing in advance thereof.

Insert C:  7.6.10.  Cost of meals while conducting business for the project.

Insert D: 7.6.11. Costs incurred after completion of project for call-back items of defective work that is the responsibility of the Contractor.

Insert E: 7.6.12. Home Office data processing costs related to the Work at $4,500 dollars per month, including all hardware and software costs for the home office.

Insert F:  7.6.13.  Cost of insurance deductibles.

      7.7      OTHER COSTS AND EMERGENCIES

      7.7.1 Any cost not specifically and expressly excluded by Article 8 which is reasonable and necessarily incurred by the Contractor in the performance of the Work or in furtherance of the Project for the benefit of the Owner.

      7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.6 of AIA Document A201-1997.

      7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers.

Insert G: 7.7.4. Costs incurred in assisting Owner with respect to Owner's purchases within the scope of Article 2 above.

ARTICLE 8.        COSTS NOT TO BE REIMBURSED

      8.1   The Cost of the Work shall not include:

      8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Subparagraphs 7.2.2 and
      7.2.3 or as may be provided in Article 14.

      8.1.2 Expenses of the Contractor's principal office unless approved in writing by Owner.

      8.1.3 Overhead and general expenses, except as may be expressly included in Article 7.

      8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

      8.1.5 Rental costs of machinery and equipment, except as specifically provided in Article 7 herein.

      8.1.6 Except as provided in Subparagraph 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

      8.1.7 Any cost not specifically and expressly described in Article 7.

      8.1.8 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

Insert H:  8.1.9.  Costs of Materials purchased by Owner.

ARTICLE 9.        DISCOUNTS, REBATES AND REFUNDS

      9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

      9.2 Amounts that accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 10.       SUBCONTRACTS AND OTHER AGREEMENTS

      10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts, purchase orders, or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids; however, the Owner shall not prohibit the Contractor from obtaining bids from others. Unless otherwise waived in writing by the Owner, the Contractor shall obtain bids for Work in excess of $100,000 from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Owner, its designee, or the Architect. The Owner shall then determine within 5 working days, with the advice of the Contractor and the Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

      10.2 If a specific bidder among those whose bids are delivered by the Contractor to the Owner, its designee or the Architect (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires by written directions signed by the Owner that another bid be accepted, then the Guaranteed Maximum Price shall be adjusted by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

      10.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement.

Insert I: 10.4. Notwithstanding anything to the contrary herein, if the Contractor (including any of its affiliates) submits the low bid in competition with other Subcontractors or suppliers to perform a definable task or Scope of Work or if the Contractor's bid is not low but the Owner, at its sole discretion, decides to award the task or Work to the Contractor, then the Contractor shall be entitled to perform the task or Work with the Contractor's own forces on the same basis (e.g., lump sum) on which bids were solicited. In all cases in which the Contractor performs tasks or Work after competition with Subcontractors or suppliers, the Contractor's Cost of Work for such tasks or Work shall be the basis of compensation specified by the Subcontract. By way of illustration, if the Subcontract is fixed price, the Contractor's Cost of the Work for the Subcontract is the fixed price amount of the Subcontract, regardless of whether the subcontracted task of Work is performed by another Subcontractor or by Contractor with its own forces.

Insert J: 10.5. For any bids required by Section 10.1, contractor shall provide Owner with a tabulation of all bids received, a copy of all bids, and attachments and clarifications to all bids. The Contractor shall also provide to the Owner a copy of the bidding requirements and a copy of the invitation to bid provided to potential subcontractors or suppliers.

ARTICLE 11.       ACCOUNTING RECORDS

      The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 12.       PAYMENTS

      12.1   PROGRESS PAYMENTS

      12.1.1 Based upon Applications for Payment submitted to the Owner by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

      12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month.

      12.1.3 Provided that an Application for Payment is received by the Owner not later than the last day of a month, the Owner shall make payment to the Contractor not later than the 21st day of the following month. If an Application for Payment is received after the application date fixed above, payment shall be made by the Owner not later than 21 days after the receipt of the Application for Payment.

      12.1.4 Within seven (7) days of Contractor's submittal of the Application for Payment, the Contractor shall submit payrolls, petty cash accounts, receipted invoices, and any other evidence required by the Owner to demonstrate that cash disbursements owed or already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee; plus (3) payrolls for the period covered by the present Application for Payment. Minor differences (less than $5,000.00) between the sum total of all supporting back-up and the cost included in the Application for Payment will not be considered cause to delay payments to the Contractor but will be adjusted in the subsequent Application for Payment. Differences in excess of this amount may be immediately adjusted by the Owner and the Application for Payment reduced to the total amount of the back-up information furnished by Contractor.

      12.1.5 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor and approved by the Owner in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work and materials separately purchased by Owner, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Owner or the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

      12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

      12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

     .1 take-the Contractor's actual costs (as defined in Article 7 herein) for all labor, materials, equipment and subcontractors, allocated against the schedule of values less actual retention held on all subcontractors. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of the General Conditions;

     .2 add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

     .3 add the Contractor's Fee, less retainage of twenty percent (20%) up to fifty percent of the Work completion and then no further retainage of fee will be withheld provided that the Contractor is on schedule. The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;

     .4   subtract the aggregate of previous payments made by the Owner;

     .5 subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation; and

     .6 subtract amounts, if any, for which the Architect with Owner's approval has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

      12.1.8 Except with the Owner's prior written approval, payments to Subcontractors shall be subject to retainage of not less than ten percent (10%). The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors.

      12.1.9 In taking action on the Contractor's Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Subparagraph 12.1.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

Insert K: 12.1.11. Notwithstanding anything in this Article 12 to the contrary, upon Contractor's request Owner may, in Owner's sole discretion, release retainage withheld from payments otherwise due for work performed by any subcontractor, upon substantial completion of and Owner acceptance of the Subcontractor's scope of work.

      12.2     FINAL PAYMENT

      12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

     .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of the General Conditions, and to satisfy other requirements, if any, which extend beyond final payment; and

     .2 a final Certificate for Payment has been issued by the Architect and accepted by the Owner.

      12.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment and acceptance thereof by Owner.

      12.2.3 The Owner's accountants, or designee, will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Subparagraph 12.2.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect's reasons for withholding a certificate as provided in Subparagraph 9.5.1 of the General Conditions. The time periods stated in this Subparagraph 12.2.3 supersede those stated in Subparagraph 9.4.1 of the General Conditions.

      12.2.4 If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to invoke the dispute resolution process established herein with respect the disputed amount without a further decision of the Architect. Such request to invoke the dispute resolution process shall be made by the Contractor within 30 days after the Contractor's receipt of a copy of the Architect's final Certificate for Payment; failure to invoke the dispute resolution process within this 30-day period shall result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor. Pending a final resolution under the dispute resolution process, the Owner shall pay the Contractor the amount certified in the Architect's final Certificate for Payment.

      12.2.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not if the total amounts paid hereunder plus amounts paid for materials used in the work are in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

Insert L:  12.3.   PAYMENT TERMS AND CONDITIONS

Insert M: 12.3.1. In making Application for Payment, Contractor's costs shall be segregated and detailed in a manner satisfactory to Owner. Contractor shall with each Application for Payment (and at such other times as Owner may reasonably request) furnish to Owner a certified statement accounting for the disbursement of funds received from Owner. Such statement shall itemize all disbursements to subcontractors and vendors and shall be accompanied by copies of subcontract payment vouchers, vendors' invoices, payrolls and other data substantiating actual expenditures.

Insert N: 12.3.2. Application for Payment may include the value of materials or equipment furnished by Contractor, if any, not incorporated in the Work but delivered and suitably stored and fully insured at the site or at some other location agreed upon in writing by the parties hereto as set forth in Article
12.1.7.2 hereof. Title to any such equipment and materials shall pass to Owner upon payment therefor or incorporation in the Work, whichever shall first occur, and Contractor shall prepare and execute all documents necessary to effect and perfect such transfer of title.

Insert 0: 12.3.3. In submitting each Application for Payment, Contractor shall certify that such Application for Payment represents the amount due Contractor and shall also certify as follows:

Insert P: "There are no known mechanics' or materialmens' lien outstanding at the date of this Application, all due and payable bills with respect to the Work have been paid to date or shall be paid from the proceeds of this Application for Payment, there is no known basis for filing of any mechanics' or materialmens' liens in connection with the Work, and waivers from all subcontractors and materialmen have been obtained in such form as to constitute an effective waiver and release of lien under the applicable laws of the situs of the Project."

Insert Q: 12.3.4. Concurrent with each Application for Payment, Contractor shall execute and furnish a partial waiver of lien rights current through the effective date of such Application. Beginning with the second Application for Payment, Contractor shall also deliver with each such Application, as a condition precedent to payment thereof, partial waivers of lien from each subcontractor current through the effective date of the previous Application for Payment. Contractor shall also execute and obtain any other forms as Owner may require in order to assure an effective waiver of mechanics' and materialmens' liens in compliance with applicable laws.

Insert R: 12.3.5. The payment of any Application for Payment by Owner, including the Final Application, shall not constitute approval or acceptance of that part of the Work to which such payment relates or relieve Contractor of any of its obligations hereunder with respect thereto.

Insert S: 12.3.6. Any provision hereof to the contrary notwithstanding, Owner shall be entitled to withhold from amounts otherwise due and payable to Contractor hereunder any amounts reasonably necessary to remedy Contractor's defaults or failure to perform any of its obligations under this Agreement or any cost overruns in excess of the guaranteed maximum price as a result of any one or more of the following conditions:

Insert T: (1) any part of such payment is attributable to Work which is defective or not performed in accordance with the Drawing and Specifications; provided, however, such payment shall be made as to the part thereof attributable to Work which is performed in accordance with the Drawings and Specifications and is not defective;

Insert U: (2) Contractor has failed to make required payments promptly to its subcontractors or for material or labor used in the Work for which Owner has made payment to Contractor;

Insert V: (3) Owner in good faith determines that the portion of the Guaranteed Maximum Price then remaining unpaid will not be sufficient to complete the Work, and to purchase materials to be incorporated in the Work, in accordance with the Drawings and Specifications, whereupon no additional payments will be due Contractor hereunder unless and until Contractor, at its sole cost, performs a sufficient portion of the Work so that the portion of the Guaranteed Maximum Price then remaining unpaid is determined by Owner to be sufficient to so complete the Work, and to purchase materials to be incorporated in the Work; or

Insert W: (4) Owner in good faith determines that Contractor has not or will not with prompt acceleration of the Work meet the Substantial Completion Date or achieve final completion by the final completion date.

Insert X: 12.3.7. Within ten (10) days after full and final completion of the Work or as soon as possible thereafter and acceptance thereof by Owner, Contractor shall submit a Final Application for Payment ("Final Application") which shall set forth all amounts due and remaining unpaid to Contractor, and Owner shall pay to Contractor the amount due under such Final Application within thirty (30) days after approval thereof by Owner and Architect; provided, however, that no such payment shall be made prior to thirty (30) days following final completion of the Work.

Insert Y: 12.3.8 The Final Application shall not be made until Contractor delivers to Owner executed originals of the Project close-out documents required by Owner together with and including complete waivers and releases of all liens and lien rights in connection with the Project from Contractor and each subcontractor and supplier in form acceptable to Owner and an affidavit that the waivers and releases include and cover all materials and services for which a lien could be filed.

Insert Z: 12.3.9 In the event of a bona fide dispute by Owner of any sums for which payment has been requested, no interest shall be due on such disputed sums until such dispute is resolved; provided, however, that all undisputed sums shall be paid in accordance with the terms of this Agreement.

ARTICLE 13.       TERMINATION OR SUSPENSION

      13.1 The Contract may be terminated by the Owner for convenience, as provided in Article 14 of the General Conditions.

      13.2  The Contract may be terminated by the Owner for cause as provided in
      Article 14 of the General Conditions. The amount, if any, to be paid to the Contractor under Article 14 of the General Conditions shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed an amount calculated as follows:

      13.2.1 Take the Cost of the Work incurred by the Contractor to the date of termination;

      13.2.2 Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

      13.2.3 Subtract the aggregate of previous payments made by the Owner.

      13.3 To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

      13.4 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions; in such case, the Guaranteed Maximum Price, the Fee and Contract Time shall be increased as provided in Article 14 of the General Conditions except that the term "profit" shall be understood to mean the Contractor's Fee as described in Subparagraphs 5.1.2 and Paragraph 6.4 of this Agreement.

ARTICLE 14.       MISCELLANEOUS PROVISIONS

      14.1 Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

      14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

      (INSERT RATE OF INTEREST AGREED UPON, IF ANY.)

      (USURY LAWS AND REQUIREMENTS UNDER THE FEDERAL TRUTH IN LENDING ACT, SIMILAR STATE AND LOCAL CONSUMER CREDIT LAWS AND OTHER REGULATIONS AT THE OWNERS AND CONTRACTOR'S PRINCIPAL PLACES OF BUSINESS, THE LOCATION OF THE PROJECT AND ELSEWHERE MAY AFFECT THE VALIDITY OF THIS PROVISION. LEGAL ADVICE SHOULD BE OBTAINED WITH RESPECT TO DELETIONS OR MODIFICATIONS, AND ALSO REGARDING REQUIREMENTS SUCH AS WRITTEN DISCLOSURES OR WAIVERS.)

      14.3  The Owner's representative is:
      (NAME, ADDRESS AND OTHER INFORMATION.)
      Jay Dorris
      Mississippi Band of Choctaw Indians
      Tribal Office Building
      P.O. Box 6010, Choctaw Branch
      Philadelphia, Mississippi 39350

      14.4  The Contractor's representative is:
      (NAME, ADDRESS AND OTHER INFORMATION.)
      Mike Stinson
      W.G. Yates & Sons Construction Company
      P.O. Box 456
      Philadelphia, Mississippi 39350

      14.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

      14.6 All covenants and agreements herein contained shall extend to and be obligatory on the successors and assignees of Contractor and of Owner, but Contractor shall not assign this Agreement or any payments to become due thereunder except with the prior written consent of Owner. Contractor agrees that its rights to payment hereunder and the rights to any assignee shall be subject to the rights of Owner arising prior to such payment. Owner shall have the right to assign its rights hereunder to any lender, affiliate or subsidiary of Owner without prior notice to Contractor and in the event any party is substituted for Owner pursuant to such assignment, Contractor shall continue to perform its obligations hereunder for the account of such party or any assignee thereof provided, however, that such obligation shall be conditioned upon such party, or its assignee, covenanting to make all payments of interest as provided in the Contract Documents on late payments of sums due hereunder to Contractor in the event any such party or assignee thereof assumes Owner's obligations of payment hereunder and cures any default by Owner with respect to payments due to Contractor within fifteen (15) days after such default. Notwithstanding any assignment by the Owner, the Owner shall guarantee all payments due the Contractor hereunder.

      14.7 Contractor shall within ten (10) days after receipt of notice of the existence of any lien filed against the Project by any subcontractor, supplier of materials or any other person or entity claiming to be a creditor of Contractor cause the same to be removed as of record at Contractor's sole cost and expense. Any payment due Contractor hereunder shall be reduced by an amount up to one hundred percent (100%) of the amount of any lien arising out of or related to Contractor's performance under this Agreement until such lien is removed as of record and/or bonded.

      14.8 All requirements herein and in the General Conditions or Supplementary General Conditions with respect to notice by the Contractor to "Architect" shall be deemed to also require a copy of such notice to the Owner's representative designated in Paragraph 14.3 hereof.

      14.9 All requirements in the General Conditions or Supplementary General Conditions with respect to the "Contract Sum" shall be deemed to mean the Guaranteed Maximum Price.

      14.10 If any part of Contractor's Work depends for proper execution or results upon the work of the Owner or of any separate contractor, Contractor shall prior to proceeding with the Work notify Owner in writing of any discrepancies or defects in such other work other than latent defects not subject to reasonable discovery. Failure of Contractor to so notify Owner shall constitute an acceptance of the Owner's or separate contractor's work as fit and proper to receive Contractors Work.

      14.11 Contractor shall treat all information relating to the Project and all information and/or documents supplied to Contractor by Owner, Owner's representative, Architect or any other party as confidential and proprietary information and shall not permit their release or disclosure to other parties except as necessary for proper performance of the Project or make any public announcement or publicity release without Owner's prior written authorization. Contractor shall also require its employees, subcontractors, suppliers, lower tier subcontractors and vendors to comply with this requirement.

      14.12 The order of precedence for interpretation of the documents contained in Article 1 for the performance of this Contract shall be:

           1.  The Exhibits shall take precedence over all other documents;
           2. Exhibit "D", Contract Clarifications, shall take precedence over all other Exhibits;
           3. The Contract, AIA Document A111-1997 Edition, shall take precedence over the General Conditions, AIA Document A201-1997 Edition.

ARTICLE 15.       ENUMERATION OF CONTRACT DOCUMENTS

      15.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

      15.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A111 - 1997, together with all Exhibits referenced herein.

      15.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

      15.1.3 The Supplementary and other Conditions of the Contract are those
      contained in the Project Manual dated          , and are as follows:

  Document                    Title                              Pages

      15.1.4 The Specifications are those identified and referenced in Exhibit "B" hereto.

      (EITHER LIST THE SPECIFICATIONS HERE OR REFER TO AN EXHIBIT
      ATTACHED TO THIS AGREEMENT.)

      Section                 Title                              Pages

      15.1.5 The Drawings are those identified and referenced in Exhibit "B" hereto.

      (EITHER LIST THE DRAWINGS HERE OR REFER TO AN EXHIBIT ATTACHED TO THIS AGREEMENT.)

      Number                  Title                              Date

      15.1.6 The Addenda, if any, are as follows:   NONE

      Number                  Date                               Pages

      Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.

      15.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:

      (LIST HERE ANY ADDITIONAL DOCUMENTS, SUCH AS A LIST OF ALTERNATES THAT ARE INTENDED TO FORM PART OF THE CONTRACT DOCUMENTS. AIA DOCUMENT A201-1997 PROVIDES THAT BIDDING REQUIREMENTS SUCH AS ADVERTISEMENT OR INVITATION TO BID. INSTRUCTIONS TO BIDDERS, SAMPLE FORMS AND THE CONTRACTOR'S BID ARE NOT PART OF THE CONTRACT DOCUMENTS UNLESS ENUMERATED IN THIS AGREEMENT. THEY SHOULD BE LISTED HERE ONLY IF INTENDED TO BE PART OF THE CONTRACT DOCUMENTS.)

                      EXHIBIT "A"         PROPERTY DESCRIPTION
                      EXHIBIT "B"         CONTRACT DOCUMENTS
                      EXHIBIT "C"         PRELIMINARY SCHEDULE
                      EXHIBIT "D"         CONTRACT CLARIFICATIONS
                      EXHIBIT "D-1"       UNIT PRICES
                      EXHIBIT "D-2"       ALLOWANCES
                      EXHIBIT "E"         INSURANCE
                      EXHIBIT "F"         ARCHITECT'S PROJECT REPRESENTATIVE

ARTICLE 16.       INSURANCE AND BONDS

      (LIST REQUIRED LIMITS OF LIABILITY FOR INSURANCE AND BONDS. AIA DOCUMENT A201-1997 GIVES OTHER SPECIFIC REQUIREMENTS FOR INSURANCE AND BONDS.)

      16.1 Owner requires, and Contractor shall provide Payment and Performance bonds in the amount of one hundred percent (100%) of the Contract Sum and in such form as the Owner may require with sureties acceptable to the Owner. The cost of the bond has been included in the Guaranteed Maximum Price. Any and all refunds from such premiums shall be credited and paid to Owner within thirty (30) days of receipt.

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

  /s/  PHILLIP MARTIN                         /s/ WILLIAM G. YATES, JR., PRESIDENT
-----------------------------------------   ---------------------------------------
OWNER (SIGNATURE)                           CONTRACTOR (SIGNATURE)


 PHILLIP MARTIN, CHAIRMAN OF THE BOARD      WILLIAM G. YATES, JR., PRESIDENT
-----------------------------------------   ---------------------------------------
(PRINTED NAME AND TITLE)                    (PRINTED NAME AND TITLE)


INSERT AA:  /S/  HARRISON BEN
-----------------------------------------


                                       13

INSERT AB:  HARRISON BEN, SECRETARY TREASURER
----------------------------------------------


                                                                January 24, 2001


                                   EXHIBIT "A"

           To Standard Form of Agreement Between Owner and Contractor
         Where the basis for payment is the Cost of the Work Plus a Fee
                   With a negotiated Guaranteed Maximum Price

           By and between The Mississippi Band of Choctaw Indians dba
                 Choctaw Resort Development Enterprise, as Owner
                                       and
             W.G. Yates and Sons Construction Company, as Contractor

                              PROPERTY DESCRIPTION

A tract of land containing 84.495 acres, more or less, being situated in the Southeast Quarter of Section 30, Township 11 North, Range 11 East, Neshoba County, Mississippi, and said tract being more particularly described as follows:

Commencing at the Southeast Corner of said Section 30, run thence Northerly and along the East line of said Section 30 with a bearing of North 00 degrees 50 minutes 17 seconds East for a distance of 865.93 feet to the Northerly ROW of MS Highway 16 as same exists this date (12/00) and the Point of Beginning; continue thence Northerly and along the aforesaid East line of Section 30 with a bearing of North 00 degrees 50 minutes 17 seconds East for a distance of 1,774.77 feet to the Northeast Comer of the Southeast Quarter of said Section 30; run thence Westerly and along the North line of said Southeast Quarter with a bearing of North 89 degrees 35 minutes 33 seconds West for a distance of 2,615.76 feet to a point on the apparent Easterly ROW of a local road; run thence South 01 degrees 15 minutes 07 seconds West and along said apparent ROW for a distance of 1,025.37 feet to the Northerly ROW of MS Highway 16; run thence South 73 degrees 19 minutes 12 seconds East and along said ROW for a distance of 1,677.66 feet; run thence South 74 degrees 05 minutes 53 seconds East and continuing along said ROW for a distance of 1,045.50 feet back to the Point of Beginning.

                                                                January 24, 2001

                                   EXHIBIT "B"

           To Standard Form of Agreement Between Owner and Contractor
         Where the basis for payment is the Cost of the Work Plus a Fee
                   With a negotiated Guaranteed Maximum Price

           By and between The Mississippi Band of Choctaw Indians dba
                 Choctaw Resort Development Enterprise, as Owner
                                       And
              W.G. Yates & Sons Construction Company, as Contractor

                               CONTRACT DOCUMENTS

DRAWINGS AND SPECIFICATIONS


DESCRIPTION                                                                                  PAGE
FOUNDATION PACKAGE BINDING NUMBER 1 ARQ
FOR CONSTRUCTION
CIVIL, LANDSCAPE, WATER FEATURES
DATE 11/6/00
Construction Documents Binding 1-Index Sheet                                                  A0.0.01
CD Golden Moon Casino Topographic Survey                                                      C1-1
CD Golden Moon Casino Utility Relocation Plan                                                 C1-2
CD Golden Moon Casino Demolition Plan                                                         C1-3
CD Golden Moon Casino Grading Plan                                                            C1-16
CD Golden Moon Casino Grading Plan                                                            C1-17
CD Golden Moon Casino Grading Plan                                                            C1-19
CD Golden Moon Casino Grading Plan                                                            C1-20
CD Golden Moon Casino Roadway Profiles                                                        C1-24
CD Golden Moon Casino Roadway Profiles                                                        C1-25
CD Golden Moon Casino Typical Sections-Parking and Roadway                                    C1-38

FOUNDATION PACKAGE BINDING NUMBER 3 ARQ
FOR CONSTRUCTION
STRUCTURAL
DATE 11/6/00
Construction Documents Binding 3-Index Sheet                                                  A0.0.03
Foundation Package General Notes                                                              S1.1.01
Foundation Package Basement Plan                                                              S1.3.00
Foundation Package Foundation Plan Casino Level                                               S1.3.01
Foundation Package Foundation Plan                                                            S1.5.01.01
Foundation Package Foundation Plan                                                            S1.5.01.02
Foundation Package Foundation Plan                                                            S1.5.01.03
Foundation Package Foundation Plan                                                            S1.5.01.04
Foundation Package Foundation Plan                                                            S1.5.01.05
Foundation Package Foundation Plan                                                            S1.5.01.06
Foundation Package Foundation Plan                                                            S1.5.01.07
Foundation Package Foundation Plan                                                            S1.5.01.08
Foundation Package Foundation Plan                                                            S1.5.01.09
Foundation Package Foundation Plan                                                            S1.5.01.10
Foundation Package Foundation Plan                                                            S1.5.01.11
Foundation Package Foundation Plan                                                            S1.5.01.12
Foundation Package Foundation Typical Details                                                 S3.1.01
Foundation Package Foundation Details                                                         S3.1.02
Foundation Package Pilecap Plans                                                              S3.1.03
Foundation Package Pilecap Plans + Details                                                    S3.1.04
Foundation Package Foundation Details                                                         S3.1.05
Foundation Package Foundation Details                                                         S3.1.06

                                                                January 24, 2001

Foundation Package Foundation Details                                                         S3.1.07
Foundation Package Foundation Details                                                         S3.1.08
Foundation Package Steel Framing Details                                                      S4.2.03
Foundation Package Escalator Lobby Partial Plans                                              S4.4.01
Foundation Package Column Typical Details                                                     S5.1.01
Foundation Package Concrete Column Schedule                                                   S5.1.02
Foundation Package Concrete Column Schedule                                                   S5.1.03
Foundation Package Concrete Column Schedule                                                   S5.1.04
Foundation Package Steel Column Typical Details + Schedule                                    S5.2.01
Foundation Package Shearwall Plans                                                            S6.1.01
Foundation Package Shearwall Plans                                                            S6.1.02
Foundation Pacage Shearwall Elevations                                                        S6.1.03
Foundation Pacage Shearwall Elevations                                                        S6.1.04
Foundation Pacage Shearwall Zone+Definifions+Creep+Shrinkage Reinf.                           S6.1.05
Partials
Foundation Package Shearwall Details                                                          S6.1.06
Foundation Package Shearwall Schedules+Linkbeam Schedule                                      S6.1.07
Foundation Package Shearwall Schedules                                                        S6.1.08
Foundation Package Bracing Elevations and Details                                             S6.2.01

CONSTRUCTION DOCUMENTS BINDING NUMBER I ARQ
PROGRESS SET
CIVIL, LANDSCAPE, WATER FEATURES
DATE 11/6/00
Construction Documents Binding 1-Index Sheet                                                  A0.0.01
75% CD Golden Moon Casino Topographic Survey                                                  C1-1
CD Golden Moon Casino Utility Relocation Plan                                                 C1-2
CD Golden Moon Casino Demolition Plan                                                         C1-3
CD Golden Moon Casino Site Dimension                                                          C1-4
CD Golden Moon Casino Site Dimension                                                          C1-5
CD Golden Moon Casino Site Dimension                                                          C1-6
CD Golden Moon Casino Site Dimension                                                          C1-7
CD Golden Moon Casino Site Dimension                                                          C1-8
CD Golden Moon Casino Site Dimension                                                          C1-9
CD Golden Moon Casino Site Dimension                                                          C1-10
CD Golden Moon Casino Site Dimension                                                          C1-11
CD Golden Moon Casino Site Dimension Charts                                                   C1-12
CD Golden Moon Casino Curb Island Details                                                     C1-13
CD Golden Moon Casino Curb Island Details                                                     C1-14
CD Golden Moon Casino Curb Island Details                                                     C1-15
CD Golden Moon Casino Grading and Drainage                                                    C1-16
CD Golden Moon Casino Grading and Drainage                                                    C1-17
CD Golden Moon Casino Grading and Drainage                                                    C1-18
CD Golden Moon Casino Grading and Drainage                                                    C1-19
CD Golden Moon Casino Grading and Drainage                                                    C1-20
CD Golden Moon Casino Grading and Drainage                                                    C1-21
CD Golden Moon Casino Grading and Drainage                                                    C1-22
CD Golden Moon Casino Grading and Drainage                                                    C1-23
CD Golden Moon Casino Roadway Profiles                                                        C1-24
CD Golden Moon Casino Roadway Profiles                                                        C1-25
CD Golden Moon Casino Pavement Marking and Signage                                            C1-26
CD Grading and Drainage Golden Moon Casino                                                    C1-27
CD Grading and Drainage Golden Moon Casino                                                    C1-28
CD Golden Moon Casino Electrical Site                                                         C1-29
CD Golden Moon Casino Electrical Site                                                         C1-30
CD Golden Moon Casino Electrical Site                                                         C1-31
CD Golden Moon Casino Electrical Site                                                         C1-32
CD Golden Moon Casino Electrical Site                                                         C1-33
CD Golden Moon Casino Electrical Site                                                         C1-34
CD Golden Moon Casino Electrical Site                                                         C1-34

                                                                January 24, 2001

CD Golden Moon Casino Electrical Site                                                         C1-35
CD Golden Moon Casino Electrical Site                                                         C1-36
CD Golden Moon Casino Electrical Details                                                      C1-37
CD Golden Moon Casino Typical Sections-Parking and Roadway                                    C1-38
CD Golden Moon Casino Storm Water Details                                                     C1-39
CD Golden Moon Casino Storm Water Details                                                     C1-40
CD Golden Moon Casino Concrete Jointing Plan                                                  C1-41
CD Golden Moon Casino Fence Details                                                           C1-42
CD Progress Set Golden Moon Casino Materials Plan                                             L1-1
CD Progress Set Golden Moon Casino Materials Plan                                             L1-2
CD Progress Set Golden Moon Casino Materials Plan                                             L1-3
CD Progress Set Golden Moon Casino Materials Plan                                             L1-4
CD Progress Set Golden Moon Casino Materials Plan                                             L1-5
CD Progress Set Golden Moon Casino Materials Plan                                             L1-6
CD Progress Set Golden Moon Casino Entry Area Paving Plan                                     L1-7
CD Progress Set Golden Moon Casino Irrigation Plan                                            L1-8
CD Progress Set Golden Moon Casino Irrigation Plan                                            L1-9
CD Progress Set Golden Moon Casino Irrigation Details                                         L1-10
CD Progress Set Golden Moon Casino Planting Plan                                              L2-1
CD Progress Set Golden Moon Casino Planting Plan                                              L.2-2
CD Progress Set Golden Moon Casino Planting Plan                                              L2-3
CD Progress Set Golden Moon Casino Planting Plan                                              L2-4
CD Progress Set Golden Moon Casino Planting Plan                                              L2-5
CD Progress Set Golden Moon Casino Planting Plan                                              L2-6
CD Progress Set Golden Moon Casino Pool Area Planting Inlargement                             L2-7
CD Progress Set Golden Moon Casino Site Details                                               L3-1
CD Progress Set Golden Moon Casino Site Details                                               L3-2
CD Progress Set Golden Moon Casino Site Details                                               L3-3
CD Progress Set Golden Moon Casino Site Details                                               L3-4
CD Progress Set Golden Moon Casino Pool Area Enlargement                                      L3-5
CD Progress Set Golden Moon Casino Planting Details                                           L3-6

WATER FEATURES BINDING NUMBER 1 AQUATIC DESIGN & ENGINEERING, INC.
PROGRESS SET
COMMERCIAL POOLS AND WATER FEATURES
DATE 11/6/00
60% Construction Documents Cover Sheet Index                                                  W1.1.000
60% CD Fountain Locators Pool Locators Equipment Room Locators                                W1.1.001
60% CD Pool Locators                                                                          W1.1.003
60% CD Pipe Trenches                                                                          W1.2.001
60% CD Partial Equipment Listing                                                              W1.3.001
60% CD Partial Equipment Listing Continued                                                    W1.3.002
60% CD Partial Equipment Listing Continued                                                    W1.3.003
60% CD Partial Equipment Listing Continued                                                    W1.3.004
60% CD Partial Equipment Listing Continued                                                    W1.3.005
60% CD Partial Equipment Listing Continued                                                    W1.3.006
60% CD Partial Equipment Listing Continued                                                    W1.3.007
60% CD Fountain #1 Pond Structural                                                            W2.1.000
60% CD Fountain #1 Dimensions                                                                 W2.1.001
60% CD Fountain #1 Feature Nozzle Piping                                                      W2.1-002
60% CD Fountain #1 Fence Nozzle Piping/Laminar Nozzle Piping                                  W2.1.003
60% CD Fountain #1 Suction Piping                                                             W2.1.004
60% CD Fountain #1 Wall Feature Nozzle Piping                                                 W2.1.007
60% CD Fountain #2 Structural Design                                                          W2.2.000
60% CD Fountain #2 Dimensions Equipment ID                                                    W2.2.001
60% CD Fountain #2 Feature Nozzle Piping                                                      W2.2.002
60% CD Fountain #2 Fence Nozzle Piping/Specialty Nozzle Piping                                W2.2.003
60% CD Fountain #2 Suction Piping                                                             W2.2.004
60% CD Fountain #2 Wall Feature Nozzle Piping                                                 W2.2.007


                                                                January 24, 2001

60% CD Fountain #4 Pond Structural                                                            W2.4.000
60% CD Fountain #4 Dimensions Equipment ID                                                    W2.4.001
60% CD Fountain #4 Feature Nozzle Piping                                                      W2.4.002
60% CD Fountain #4 Fence Nozzle Piping                                                        W2.4.003
60% CD Fountain #4 Suction and Equalizer Piping                                               W2.4.004
60% CD Fountain #4 Wall Feature Nozzle Piping                                                 W2.4.007
60% CD Fountain #4 Wall Feature Nozzle Piping Underground                                     W2.4.008
60% CD Fountain #4 Laminar Nozzle Piping                                                      W2.4.010
60% CD Fountain #5 Pond Structural                                                            W2.5.000
60% CD Fountain #5 Dimensions Equipment ID                                                    W2.5.001
60% CD Fountain #5 Feature Nozzle Piping                                                      W2.5.002
60% CD Fountain #5 Suction Piping                                                             W2.5.003
60% CD Fountain #6 Pond Structural                                                            W2.6.000
60% CD Fountain #6 Dimensions Equipment ID                                                    W2.6.001
60% CD Fountain #6 Feature Nozzle Piping                                                      W2.6.002
60% CD Fountain #6 Fence Nozzle Piping                                                        W2.6.003
60% CD Fountain #6 Suction and Equalizer Piping                                               W2.6.004
60% CD Fountain #6 Laminar Nozzle Piping                                                      W2.6.008
60% CD Fountain #7 Pond Structural                                                            W2.7.000
60% CD Fountain #7 Dimensions Equipment ID                                                    W2.7.001
60% CD Fountain #7 Feature Nozzle Piping                                                      W2.7.002
60% CD Fountain #7 Fence Nozzle Piping Laminar Nozzle Piping                                  W2.7.003
60% CD Fountain #7 Suction and Equalizer Piping                                               W2.7.004
60% CD Fountain #7 Wall Feature Nozzle Piping                                                 W2.7.007
60% CD Indoor/Outdoor Pools Structural                                                        W3.1.000
60% CD Indoor/Outdoor Pools Equipment ID + Listing                                            W3.1.001
60% CD Indoor/Outdoor Pools Finish Schedules                                                  W3.1.002
60% CD Indoor Pool Dimensions                                                                 W3.2.001
60% CD Indoor Pool Piping + Sections                                                          W3.2.002
60% CD Outdoor Pool Dimensions                                                                W3.3.001
60% CD Outdoor Pool Piping + Sections                                                         W3.3.002
60% CD Fountain Details Valves                                                                W4.1.001
60% CD Fountain Details Nozzles                                                               W4.1.002
60% CD Fountain Details Valves + Sections                                                     W4.1.003
60% CD Fountains Lights/J-Box                                                                 W4.1.004
60% CD Fountain Finish Schedule                                                               W4.1.005
60% CD Indoor Pool Details                                                                    W4.2.001
60% CD Outdoor Pool Details                                                                   W4.2.002
60% CD Indoor/Outdoor Pool Details                                                            W4.2.003
60% CD Equipment Rooms Pool Fountains                                                         W5.1.001
60% CD Equipment Rooms Pool Fountains                                                         W5.2.001
60% CD Equipment Rooms Filters                                                                W5.2.004
60% CD Equipment Rooms Feature Fountains                                                      W5.3.001
60% CD Equipment Room Fountains-Feature Equipment Listing                                     W5.3.002
60% CD Feature Pump Schematics-Piping-Basement Eq. Room                                       W5.3.003
60% Construction Documents                                                                    No Sheet No.
60% CD Equipment Rooms Pipe Hangers Pipe Supports                                             W5.4.001
60% CD Equipment Room Electrical-Partal Controls                                              W5.5.001

CONSTRUCTION DOCUMENTS BINDING NUMBER 2 ARQ
PROGRESS SET
ARCHITECTURAL
DATE 11/6/00
Construction Documents Binding 2-Index Sheet                                                  A0.0.02
CD Master Site Plan                                                                           A1.1.00
CD Partial Site Plan                                                                          A1.1.01
CD Partial Site Plan                                                                          A1.1.02
CD Life Safety Plan 1st Flr. Casino Level                                                     A1.2.01
CD Life Safety Plan 2nd Flr. Casino Admin.                                                    A1.2.02
Life Safety Plan Mechanical Mezzanine                                                         A1.2.02.1


                                                                January 24, 2001

CD Life Safety Plan 3rd Flr. Housing Level 1                                                  A1.2.03
CD Life Safety Plan 10th Flr. Guestroom Level 8                                               A1.2.10
CD 11th Flr. Life Safety Plan Guestroom Level 9                                               A1.2.11
CD Life Safety Plan 18th Flr. Guestroom Level 16                                              A1.2.18
CD Life Safety Plan 19th Flr. Kitchen                                                         A1.2.19
CD Life Safety Plan 20th Floor                                                                A1.2.20
CD Partition Types                                                                            A1.2.21
CD Basement Floor                                                                             A1.3.00
CD 1st Floor Casino Level                                                                     A1.3.01
CD 1st Floor Casino Level Dimension Plan                                                      A1.3.01D
CD Enlarged Plan Mechanical Mezzanine                                                         A1.3.01.1
CD 2nd Flr. Plan Casino Admin.                                                                A1.3.02
CD Mechanical Mezzanine                                                                       A1.3.02.1
CD 3rd Floor Plan Guestroom Level 1                                                           A1.3.03
CD 4th Floor Plan Guestroom Level 2                                                           A1.3.04
CD 5th Floor Plan Guestroom Level 3                                                           A1.3.05
CD 6th Floor Plan Guestroom Level 4                                                           A1.3.06
CD 7th Floor Plan Guestroom Level 5                                                           A1.3.07
CD 8th Floor Plan Guestroom Level 6                                                           A1.3.08
CD 9th Floor Plan Guestroom Level 7                                                           A1.3.09
CD 10th Floor Plan Guestroom Level 8                                                          A1.3.10
CD 11th Floor Plan Guestroom Level 9                                                          A1.3.11
CD 12th Floor Plan Guestroom Level 10                                                         A1.3.12
CD 13th Floor Plan Guestroom Level 11                                                         A1.3.13
CD 14th Floor Plan Guestroom Level 12                                                         A1.3.14
CD 15th Floor Plan Guestroom Level 13                                                         A1.3.15
CD 16th Floor Plan Guestroom Level 14                                                         A1.3.16
CD 17th Floor Plan Guestroom Level 15                                                         A1.3.17
CD 18th Floor Plan Guestroom Level 16                                                         A1.3.18
CD 19th Floor Kitchen                                                                         A1.3.19
CD 20th Floor Mechanical                                                                      A1.3.20
CD 21st Floor Mechanical                                                                      A1.3.21
CD 22nd Floor                                                                                 A1.3.22
CD 23rd Floor                                                                                 A1.3.23
CD Stair 2 and 4 Transition Floor Plan                                                        A1.3.23.1
CD 24th Floor Lobby/Restroom                                                                  A1.3.24
CD 25th Floor Restaurant                                                                      A1.3.25
CD 26th Floor Bar Lounge                                                                      A1.3.26
CD 27th Floor Observation Deck                                                                A1.3.27
CD 28th Floor Observation Deck                                                                A1.3.28
CD Roof Plan                                                                                  A1.4.01
CD Roof Plan Enlargement                                                                      A1.4.02
CD Roof Plan Enlargement                                                                      A1.4.03
CD Roof Plan Enlargement                                                                      A1.4.04
CD Roof Floor                                                                                 A1.4.05
CD Enlarged Plan Housekeeping                                                                 A1.5.01
CD Enlarged Plan Loading Dock                                                                 A1.5.02
CD Enlarged Plan Storage                                                                      A1.5.03
CD Enlarged Plan Human Resource                                                               A1.5.04
CD Enlarged Plan Mechanical Engineering                                                       A1.5.05
CD Enlarged Plan Mechanical Engineering                                                       A1.5.05.0
CD Enlarged Plan Pool Deck                                                                    A1.5.06
CD Enlarged Plan High Limit                                                                   A1.5.07
CD Enlarged Plan Buffet Restaurant                                                            A1.5.08
CD Enlarged Plan Casino BOH Restaurant                                                        A1.5.09
CD Enlarged Plan Main Lobby                                                                   A1.5.10
CD Enlarged Plan Retail                                                                       A1.5.11
CD Bridge Lobby Enlarged Plan                                                                 A1.5.11.1
CD Bridge Lobby Enlarged Plan                                                                 A1.5.11.2
CD Enlarged Plan Show Lounge                                                                  A1.5.12
CD Gaming Enlarged Plan                                                                       A1.5.12.1


                                                                January 24, 2001

CD 2nd Flr. Plan Casino Admin.                                                                A1.5.13.1
CD 2nd Floor Plan Casino Amin. Level                                                          A1.5.13.2
CD 2nd Floor Plan Casino Amin. Level                                                          A1.5.13.3
CD 2nd Floor Plan Bridge Lobby                                                                A1.5.13.4
CD Mechanical Mezzanine                                                                       A1.5.14.1
CD Mechanical Mezzanine                                                                       A1.5.14.2
CD Mechanical Mezzanine                                                                       A1.5.14.3
CD 3rd Floor Plan Guestroom Level 1                                                           A1.5.15.1
CD 3rd Floor Plan Guestroom Level 1                                                           A1.5.15.2
CD 3rd Floor Plan Guestroom Level 1                                                           A1.5.15.3
CD 4th Floor Plan Guestroom Level 2                                                           A1.5.16.1
CD 4th Floor Plan Guestroom Level 2                                                           A1.5.16.2
CD 4th Floor Plan Guestroom Level 2                                                           A1.5.16.3
CD Partial 5th Flr. Plan Guestroom Level 3                                                    A1.5.17
CD 6th Floor Plan Guestroom Level 4                                                           A1.5.18
CD 7th Floor Plan Guestroom Level 5                                                           A1.5.19
CD 8th Floor Plan Guestroom Level 6                                                           A1.5.20
CD 9th Floor Plan Guestroom Level 7                                                           A1.5.21
CD Partial 10th Floor Plan Guestroom Level 8                                                  A1.5.22
CD Partial 11th Floor Plan Guestroom Level 9                                                  A1.5.23
CD Partial 12th Floor Plan Guestroom Level 10                                                 A1.5.24
CD Partial 13th Floor Plan Guestroorn Level 11                                                A1.5.25
CD Partial 14th Floor Plan Guestroom Level 12                                                 A1.5.26
CD Partial 15th Floor Plan Guestroom Level 13                                                 A1.5.27
CD Partial 16th Floor Plan Guestroom Level 14                                                 A1.5.28
CD Partial 17th Floor Plan Guestroom Level 15                                                 A1.5.29
CD Partial 18th Floor Plan Housing Level 16                                                   A1.5.30
CD 19th Floor Kitchen                                                                         A1.5.31
CD 20th Floor Mechanical                                                                      A1.5.32
CD 21st Floor Mechanical                                                                      A1.5.33
CD 22nd Floor                                                                                 A1.5.34
CD Stair 2 and 4 Transition and 24th Flr. Plan                                                A1.5.35
CD 25th Floor Restaurant                                                                      A1.5.36
CD 27th and 28th Floor Plans                                                                  A1.5.37
CD Hotel Tower Guestroom Layouts                                                              A1.5.40
CD Hotel Tower Guestroom Layouts                                                              A1.5.41
CD Toilet Standard Layouts Accessories Diagrams                                               A1.5.42.1
CD Hotel Tower Guestroom Layouts                                                              A1.5.42
CD Toilet T 1 Through T 10 Floor Plans                                                        A1.5.43
CD Toilet Rm. 11 Through 17 Floor Plans                                                       A1.5.44
CD Toilet Rm. 18 Through 28 Floor Plans                                                       A1.5.45
CD Toilet Rm. 29 Through 43                                                                   A1.5.46
CD Stair 8 and 9 Floor Plans and Sections                                                     A1.6.01
CD Stair 2 Floor Plans and Sections                                                           A1.6.02
CD Stair 2 Floor Plans and Sections                                                           A1.6.03
CD Stair 2 Floor Plans and Sections                                                           A1.6.04
CD Stair 3 Floor Plans and Sections                                                           A1.6.05
CD Stair 4 Floor Plans and Sections                                                           A1.6.06
CD Stair 4 Floor Plans and Sections                                                           A1.6.07
CD Stair 4 Floor Plans and Sectons                                                            A1.6.08
CD Stair 2 Floor Plans and Sections                                                           A1.6.08.1
CD Stair 6 and 7 Floor Plans and Sections                                                     A1.6.10
CD Elevator 2a and 2b Flr. Plans and Sections                                                 A1.6.11
CD Elev. 3, 4, 5a, 5b, 6a, 7a, 7b, Flr. Plans and Sections                                    A1.6.12
CD Elevator 8a, 8b, 9, and 10 Flr. Plans and Section                                          A1.6.13
CD Escalator 1 and 2 Flr. Plans and Sections                                                  A1.6.14
CD 1st Floor Reflected Ceiling Plan                                                           A1.8.00
CD 1st Floor Reflected Ceiling Plan Casino Level                                              A1.8.00.1
CD Reflected Clg. Plan Housekeeping                                                           A1.8.01
CD Reflected Clg. Plan Loading Dock                                                           A1.8.02
CD Reflected Clg. Plan Storage                                                                A1.8.03


                                                               January 24, 2001

CD Reflected Clg. Plan Human Resource                                                         A1.8.04
CD Reflected Clg. Plan Mechanical Engineering                                                 A1.8.05
CD Enlarged Plan Pool Deck                                                                    A1.8.06
CD Reflected Clg. Plan High Limit                                                             A1.8.07
CD Reflected Clg. Plan Buffet Restaurant                                                      A1.8.08
CD Reflected Clg. Plan Casino BOH Restaurant                                                  A1.8.09
CD Reflected Clg. Plan Main Lobby                                                             A1.8.10
CD Reflected Clg. Plan Retail                                                                 A1.8.11
CD Reflected Clg. Plan Show Lounge                                                            A1.8.12
CD 2nd Floor Reflected Clg. Plan/Conference                                                   A1.8.13
CD 2nd Floor Reflected Clg. Plan/Admin. Offices                                               A1.8.14
CD 2nd Floor Reflected Clg. Plan/Admin. Offices                                               A1.8.15
CD 2nd Floor Reflected Clg. Plan/Bridge Lobby                                                 A1.8.16
CD 3rd Fir. Reflected Clg. Plan/Housing Level 1                                               A1.8.17
CD 3rd Floor Reflected Clg. Plan/Hsing Level 1                                                A1.8.18
CD 3rd Floor Reflected Clg. Plan/Hsing. Level 1                                               A1.8.19
CD North Elevation Casino/Hotel                                                               A2.1.01
CD South Elevation Casino/Hotel                                                               A2.1.02
CD West Elevation Casino/Hotel                                                                A2.1.03
CD East Elevation Casino/Hotel                                                                A2.1.04
CD Enlarged East Elev. Casino/Hotel                                                           A2.2.01
CD Enlarged South Elev. Casino/Hotel                                                          A2.2.02
CD Toilet Room 11 Through 15 Interior Elevations                                              A2.3.03
CD Enlarged Elevation EIFS Panel Configuration                                                A2.2.04
CD Toilet Room 1, 2,3,4, and 5 Interior Elevations                                            A2.3.01
CD Toilet Room 6, 7, 8, 9, and 10 interior Elevations                                         A2.3.02
CD Toilet Room 11 Through 15 Interior Elevations                                              A2.3.03
CD Toilet Rm. 16 Through 20 Interior Elevations                                               A2.3.04
CD Toilet Rm. 21 Through 25 Interior Elevations                                               A2.3.05
CD Toilet Rm. 26 Through 30 Interior Elevations                                               A2.3.06
CD Toilet Rm. 31 Through 35 Interior Elevations                                               A2.3.07
CD Toilet Rm. 36 Through 40 Interior Elevations                                               A2.3.08
CD Toilet Rm T41 Through T43 Interior Elevations                                              A2.3.09
CD Building Sections                                                                          A3.1.01
CD Building Sections                                                                          A3.1.02
CD Building Sections                                                                          A3.1.03
CD Building Sections                                                                          A3.1.04
CD Building Sections                                                                          A3.1.05
CD Building Sections                                                                          A3.1.06
CD Wall Sections                                                                              A3.1.07
CD Building Sections                                                                          A3.1.08
CD Building Sections                                                                          A3.1.09
CD Building Sections                                                                          A3.2.01
CD Wall Sections                                                                              A3.2.02
CD Wall Sections                                                                              A3.2.03
CD Wall Sections                                                                              A3.2.04
CD Partial Sections                                                                           A3.2.05
CD Partial Sections                                                                           A3.2.06
CD Partial Trellis Sections                                                                   A3.2.07
CD Partial Sections                                                                           A3.2.08
CD Partial Sections                                                                           A3.2.09
CD Partial Sections                                                                           A3.2.10
CD Trellis Configuration                                                                      A3.2.11
CD Partial Wall Sections                                                                      A3.2.12
CD Partial Sections                                                                           A3.2.13
CD Partial Sections                                                                           A3.2.14
CD Foundation Details                                                                         A4.1.01
CD Foundation Details                                                                         A4.1.02
CD Foundation Details                                                                         A4.1.03
CD Parapet Details                                                                            A4.1.04
CD Parapet Details                                                                            A4.1.05


                                                               January 24, 2001

CD Parapet Details                                                                            A4.1.06
CD Building Sections                                                                          A4.1.07
CD Column Details                                                                             A4.2.01
CD Finish Schedule Casino/Hotel                                                               A6.1.01
CD Finish Schedule Casino/Hotel                                                               A6.1.02
CD Finish Schedule Casino/Hotel                                                               A6.1.03
CD Finish Schedule Casino/Hotel                                                               A6.1.04
CD Finish Schedule Casino/Hotel                                                               A6.1.05
CD Finish Schedule Casino/Hotel                                                               A6.1.06
CD Finish Schedule Casino/Hotel                                                               A6.1.07
CD Finish Schedule Casino/Hotel                                                               A6.1.08
CD Finish Schedule Casino/Hotel                                                               A6.1.09
CD Finish Schedule Casino/Hotel                                                               A6.1.10
CD Door Types Casino/Hotel                                                                    A6.2.00
CD Door Schedule                                                                              A6.2.01
CD Door Schedule                                                                              A6.2.02
CD Door Schedule                                                                              A6.2.03
CD Door Schedule                                                                              A6.2.04
CD Finish Schedule                                                                            A6.2.05
CD Door Schedule                                                                              A6.2.06
CD Door Schedule                                                                              A6.2.07
CD Door Schedule                                                                              A6.2.08
CD Door Schedule                                                                              A6.2.09
CD Door Schedule                                                                              A6.2.10
CD Door Schedule                                                                              A6.2.11
CD Door Schedule                                                                              A6.2.12
CD Door Schedule                                                                              A6.2.13

CONTRACT DOCUMENTS BINDING NUMBER 3 ARQ
PROGRESS SET
STRUCTURAL
DATE 11/6/00
Construction Documents Binding 3-Index Sheet                                                  A0.0.03
Progress Package General Notes                                                                S1.1.01
Progress Package Basement Plan                                                                S1.3.00
Progress Package Foundation Plan Casino Level                                                 S1.3.01
Progress Package 1 st Floor Mezzanine Framing Plan                                            S1.3.01.1
Progress Package 2nd Framing Plan EL. + 18'-8" Casino Admin. Level                            S1.3.02
PP Mezzanine EL. +28'-0"                                                                      S1.3.02.1
PP 3rd Level Framing Plan +37'-4" Housing Level                                               S1.3.03
PP 3rd Framing Plan EL. +37'-4" Housing Level 2                                               S1.3.03.1
PP 4th Framing Plan EL. +50'-10" Housing Level 2                                              S1.3.04
PP 5th Framing Plan EL. +60'-8" Housing Level 3                                               S1.3.05
PP 6th Framing Plan EL. +70'-6" Housing Level 4                                               S1.3.06
PP 7th Framing Plan EL. +80'-4" Housing Level 5                                               S1.3.07
PP 8th Framing Plan EL. +90'-2" Housing Level 6                                               S1.3.08
PP 9th Framing Plan EL. +100'-0" Housing Level 7                                              S1.3.09
PP 10th Framing Plan EL. +109'-10" Housing Level 8                                            S1.3.10
PP 11th Framing Plan EL. +119'-8" Housing Level 9                                             S1.3.11
PP 12th Framing Plan EL. +129'-6" Housing Level 10                                            S1.3.12
PP 13th Framing Plan EL. +139'-4" Housing Level 11                                            S1.3.13
PP 14th Framing Plan EL. +147'-2" Housing Level 12                                            S1.3.14
PP 15th Framing Plan EL. +159'-0" Housing Level 13                                            S1.3.15
PP 16th Framing Plan EL. +168'-10" Housing Level 14                                           S1.3.16
PP 17th Framing Plan EL. +178'-8" Housing Level 15                                            S1.3.17
PP 18th Framing Plan EL. +188'-6" Housing Level 16                                            S1.3.18
PP 19th Framing Plan EL. +201'4" Kitchen                                                      S1.3.19
PP 20th Thru 28th Framing Plans                                                               S1.3.20
PP Trellis Roof Framing Plan EL. Varies                                                       S1.3.21
PP Foundation Plan                                                                            S1.5.01.01


                                                               January 24, 2001

PP Foundation Plan                                                                            S1.5.01.02
PP Foundation Plan                                                                            S1.5.01.03
PP Foundation Plan                                                                            S1.5.01.04
PP Foundation Plan                                                                            S1.5.01.05
PP Foundation Plan                                                                            S1.5.01.06
PP Foundation Plan                                                                            S1.5.01.07
PP Foundation Plan                                                                            S1.5.01.08
PP Foundation Plan                                                                            S1.5.01.09
PP Foundation Plan                                                                            S1.5.01.10
PP Foundation Plan                                                                            S1.5.01.11
PP Foundation Plan                                                                            S1.5.01.12
PP 1st Floor Mezzanine Plan Partial Plans                                                     S1.5.01.1.10
PP 1st Floor Mezzanine Plan Partial Plans                                                     S1.5.01.1.11
PP 2nd Level Framing Plan                                                                     S1.5.02.01
PP 2nd Level Framing Plan                                                                     S1.5.02.02
PP 2nd Level Framing Plan                                                                     S1.5.02.03
PP 2nd Level Framing Plan                                                                     S1.5.02.04
PP 2nd Level Framing Plan                                                                     S1.5.02.05
PP 2nd Level Framing Plan                                                                     S1.5.02.06
PP 2nd Level Framing Plan                                                                     S1.5.02.07
PP 2nd Level Framing Plan                                                                     S1.5.02.08
PP 2nd Level Framing Plan                                                                     S1.5.02.09
PP 2nd Level Framing Plan                                                                     S1.5.02.10
PP 2nd Level Framing Plan                                                                     S1.5.02.11
PP 2nd Level Mezzanine Framing Plan                                                           S1.5.02.1.17
PP 2nd Level Mezzanine Framing Plan                                                           S1.5.02.1.18
PP 2nd Level Mezzanine Framing Plan                                                           S1.5.02.1.19
PP 3rd Level Framing Plan                                                                     S1.5.03.13
PP 3rd Level Framing Plan                                                                     S1.5.03.14
PP 3rd Level Framing Plan                                                                     S1.5.03.15
PP 3rd Level Framing Plan                                                                     S1.5.03.16
PP 3rd Level Framing Plan                                                                     S1.5.03.17
PP 3rd Level Framing Plan                                                                     S1.5.03.18
PP 3rd Level Framing Plan                                                                     S1.5.03.19
PP 4th Level Framing Plan                                                                     S1.5.04.17
PP 4th Level Framing Plan                                                                     S1.5.04.18
PP 4th Level Framing Plan                                                                     S1.5.04.19
PP 5th Level Framing Plan                                                                     S1.5.05.17
PP 5th Level Framing Plan                                                                     S1.5.05.18
PP 5th Level Framing Plan                                                                     S1.5.05.19
PP 6th Level Framing Plan                                                                     S1.5.06.17
PP 6th Level Framing Plan                                                                     S1.5.06.18
PP 6th Level Framing Plan                                                                     S1.5.06.19
PP 7th Level Framing Plan                                                                     S1.5.07.17
PP 7th Level Framing Plan                                                                     S1.5.07.18
PP 7th Level Framing Plan                                                                     S1.5.07.19
PP 8th Level Framing Plan                                                                     S1.5.08.17
PP 8th Level Framing Plan                                                                     S1.5.08.18
PP 9th Level Framing Plan                                                                     S1.5.09.17
PP 9th Level Framing Plan                                                                     S1.5.09.18
PP 10th Level Framing Plan                                                                    S1.5.10.17
PP 10th Level Framing Plan                                                                    S1.5.10.18
PP 11th Level Framing Plan                                                                    S1.5.11.17
PP 11th Level Framing Plan                                                                    S1.5.11.18
PP 12th Level Framing Plan                                                                    S1.5.12.17
PP 12th Level Framing Plan                                                                    S1.5.12.18
PP 13th Level Framing Plan                                                                    S1.5.13.17
PP 13th Level Framing Plan                                                                    S1.5.13.18
PP 14th Level Framing Plan                                                                    S1.5.14.17
PP 14th Level Framing Plan                                                                    S1.5.14.18
PP 15th Level Framing Plan                                                                    S1.5.15.17


                                                               January 24, 2001

PP 15th Level Framing Plan                                                                    S1.5.15.18
PP 16th Level Framing Plan                                                                    S1.5.16.17
PP 17th Level Framing Plan                                                                    S1.5.17.17
PP 18th Level Framing Plan                                                                    S1.5.18.17
PP 19th Level Framing Plan                                                                    S1.5.19.17
PP 20th Level Framing Plan                                                                    S1.5.20.117
PP 21st Level Framing Plan 22nd Level Framing Plan                                            S1.5.21.17
PP 23rd Level Framing Plan 24th Level Framing Plan                                            S1.5.23.17
PP 25th Level Framing Plan 26th Level Framing Plan                                            S1.5.25.17
PP 27th Level Roof Trellis Framing Plan                                                       S1.5.27.17
PP 27th Level Roof Trellis Framing Plan                                                       S1.5.27.18
PP 27th Level Roof Trellis Framing Plan                                                       S1.5.27.19
PP 28th Level Framing Plan                                                                    S1.5.28.17
PP Foundation Typical Details                                                                 S3.1.01
PP Foundation Details                                                                         S3.1.02
PP Pilecap Plans                                                                              S3.1.03
PP Pilecap Plans + Details                                                                    S3.1.04
PP Foundation Details                                                                         S3.1.05
PP Foundation Details                                                                         S3.1.06
PP Foundation Details                                                                         S3.1.07
PP Foundation Details                                                                         S3.1.08
PP Typical Framing Details                                                                    S4.1.01
PP Framing Details                                                                            S4.1.02
PP Steel Framing Details                                                                      S4.2.01
PP Steel Framing Details                                                                      S4.2.02
PP Steel Framing Details                                                                      S4.2.03
PP Steel Framing Details                                                                      S4.2.04
PP Steel Truss Elevations                                                                     S4.3.01
PP Steel Truss Elevations                                                                     S4.3.02
PP Steel Truss Elevations                                                                     S4.3.03
PP Steel Truss Elevations                                                                     S4.3.04
PP Steel Truss Elevations                                                                     S4.3.05
PP Steel Truss Elevations                                                                     S4.3.06
PP Steel Truss Elevations                                                                     S4.3.07
PP Steel Truss Elevations                                                                     S4.3.08
PP Steel Truss Elevations                                                                     S4.3.09
PP Steel Truss Elevations                                                                     S4.3.10
PP Steel Truss Elevations                                                                     S4.3.11
PP Escalator Lobby Partial Plans                                                              S4.4.01
PP Escalator Elevations + Details                                                             S4.4.02
PP Escalator Lobby Details                                                                    S4.4.03
PP Escalator Lobby Partial Plans + Details                                                    S4.5.01
PP Escalator Lobby Partial Plans + Details                                                    S4.5.02
PP Column Typical Details                                                                     S5.1.01
PP Concrete Column Schedule                                                                   S5.1.02
PP Concrete Column Schedule                                                                   S5.1.03
PP Concrete Column Schedule                                                                   S5.1.04
PP Steel Column Typical Details and Schedule                                                  S5.2.01
PP Shearwall Plans                                                                            S6.1.01
PP Shearwall Plans                                                                            S6.1.02
PP Shearwall Elevations                                                                       S6.1.03
PP Shearwall Elevations                                                                       S6.1.04
PP Shearwall Zone Definifions+Creep+Shrinkage Reinf. Partials                                 S6.1.05
PP Shearwall Details                                                                          S6.1.06
PP Shearwall Schedules +Linkbeam Schedule                                                     S6.1.07
PP Shearwall Schedules                                                                        S6.1.08
PP Bracing Elevations and Details                                                             S6.2.01


                                                               January 24, 2001

CONTRACT DOCUMENTS BINDING NUMBER 4 ARQ
PROGRESS SET
MEPF, TECH. SYST., A/V AND KITCHEN
DATE 11/6/00
Construction Documents Binding 4-Index Sheet                                                  A0.0.04
Design Development No Title                                                                   M0.0.01
Design Development No Title                                                                   M0.0.02
Design Development 1st Floor Plan/Casino Level                                                M1.3.01
DD 2nd Floor Plan Casino Admin.-HVAC                                                          M1.3.02
DD Mezzanine (Electrical Rooms-HVAC)                                                          M1.3.02.1
DD 3rd Floor Composite Plan-Housing Level 1-HVAC                                              M1.3.03
DD 4th Floor Plan-Housing Level 2-HVAC                                                        M1.3.04
DD 5th Floor Plan-Housing Level 3-HVAC                                                        M1.3.05
DD 6th Floor Pian-Housing Level 4-HVAC                                                        M1.3.06
DD 7th Floor Plan-Housing Level 5-HVAC                                                        M1.3.07
DD 8th Floor Plan-Housing Level 6-HVAC                                                        M1.3.08
DD 9th Floor Plan-Housing Level 7-HVAC                                                        M1.3.09
DD 10th Floor Plan-Housing Level 8-HVAC                                                       M1.3.10
DD 11th Floor Plan-Housing Level 9-HVAC                                                       M1.3.11
DD 12th Floor Plan-Housing Level 10-HVAC                                                      M1.3.12
DD 13th Floor Plan-Housing Level 11-HVAC                                                      M1.3.13
DD 14th Floor Plan-Housing Level 12-HVAC                                                      M1.3.14
DD 15th Floor Plan-Housing Level 13-HVAC                                                      M1.3.15
DD 16th Floor Plan-Housing Level 14-HVAC                                                      M1.3.16
DD 17th Floor Plan-Housing Level 15-HVAC                                                      M1.3.17
DD 18th Floor Plan-Housing Level 16-HVAC                                                      M1.3.18
DD 19th Floor Plan-Kitchen-HVAC                                                               M1.3.19
DD 20th Floor Plan/Mechanical-HVAC                                                            M1.3.20
DD 21st Floor Plan/Mechanical-HVAC                                                            M1.3.21
DD 22nd Floor Plan-HVAC                                                                       M1.3.22
DD 23rd Floor Plan-HVAC                                                                       M1.3.23
DD 24th Floor Plan/Lobby, Restrwm-HVAC                                                        M1.3.24
DD 25th Floor Plan/Restaurant-HVAC                                                            M1.3.25
DD 26th Floor Plan/Bar Lounge                                                                 M1.3.26
DD 27th Floor Plan/Observation Deck                                                           M1.3.27
DD 1st Floor Enlarged Plan-Housekeeping-HVAC                                                  M1.5.01
DD 1st Floor Enlarged Plan-Loading Dock-HVAC                                                  M1.5.02
DD 1st Floor Enlarged Plan-Storage-HVAC                                                       M1.5.03
DD 1st Floor Enlarged Plan-Human Resources-WAC                                                M1.5.04
DD 1st Floor Enlarged Plan-Mechancial Engineering-HVAC                                        M4.5.05
DD 1st Floor Enlarged Plan-Pool Deck-HVAC                                                     M1.5.06
DD 1st Floor Enlarged Plan-High Limit-HVAC                                                    M1.5.07
DD 1st Floor Enlarged Plan-Buffet Restaurant-HVAC                                             M1.5.08
DD 1st Floor Enlarged Plan-Casino BOH Restaurant-HVAC                                         M1.5.09
DD 1st Floor Enlarged Plan-Main Lobby-HVAC                                                    M1.5.10
DD 1st Floor Enlarged Plan-Retail- HVAC                                                       M1.5.11
DD 1st Floor Enlarged Plan-Show Lounge-HVAC                                                   M1.5.12
DD 1st Floor Enlarged Plan-Mezzanine-HVAC                                                     M1.5.13
DD 1st Floor Enlarged Plan-Mezzanine-HVAC                                                     M1.5.14
DD 2nd Floor Enlarged Plan-Conference-HVAC                                                    M1.5.15
DD 1st Floor Enlarged Plan-Administration Offices-HVAC                                        M1.5.16
DD 1st Floor Enlarged Plan-Administration/Fitness-HVAC                                        M1.5.17
DD 1st Floor Enlarged Plan-Bridge-HVAC                                                        M1.5.18
DD Mezz. Flr Enlarged Plan-Mezzanine'B'-HVAC                                                  M1.5.19
DD Mezz. Flr Enlarged Plan-Mezzanine'B'-HVAC                                                  M1.5.20
DD Mezz. Flr Enlarged Plan-Mezzanine'C'-HVAC                                                  M1.5.21
DD Partial Plans Typical Guestrooms-HVAC                                                      M4.1.01
DD Partial Plans Typical Suites-HVAC                                                          M4.1.02
DD Partial Plans Handicap Guestrooms-HVAC                                                     M4.1.03
DD 1st Floor Plan Chiller Plan-HVAC                                                           M4.1.04
DD 1st Floor Plan Cooling Tower Yard-HVAC                                                     M4.1.04


                                                               January 24, 2001

Design Development No Title                                                                   M5.1.00
Design Development Exhaust Riser Diagram                                                      M5.1.01
Design Development Exhaust Riser Diagram                                                      M5.1.02
Design Development Exhaust and Supply Riser Diagram                                           M5.1.03
Design Development No Title                                                                   M5.1.04
Design Development No Title                                                                   M5.1.07
Design Development No Title                                                                   M5.1.04
Design Development No Title                                                                   M5.1.07
Design Development No Title                                                                   M6.0.01
Design Development No Title                                                                   M6.0.02
Design Development No Title                                                                   M6.0.03
Design Development No Title                                                                   M6.0.04
Design Development No Title                                                                   M6.0.05
DD Electrical Legends and Abbreviations                                                       E0.0.01
Design Development                                                                            E0.0.02
Design Development                                                                            E1.3.01a
2nd Floor Plan Casino Admin. Electrical                                                       E1.3.02
Design Development No Title                                                                   No Page No. Indicated
Design Development (24th Floor Plan/Lobby, Restroom)                                          No Page No. Indicated
Design Development (25th Floor Plan/Restaurant)                                               No Page No. Indicated
Design Development (26th Floor Plan/Bar Lounge)                                               No Page No. Indicated
Design Development (27th Floor Plan/Observation Deck)                                         No Page No. Indicated
DD 1st Floor Enlarged Plan-Housekeeping-Elec                                                  E1.5.00
DD 1st Floor Enlarged Plan-Housekeeping-Elec                                                  E1.5.01
DD 1st Floor Enlarged Plan-Loading Dock-Elec                                                  E1.5.02
DD 1st Floor Enlarged Plan-Storage-Elec                                                       E1.5.03
DD 1st Floor Enlarged Plan-Human Resources-Elec                                               E1.5.04
DD 1st Floor Enlarged Plan-Mechanical Engineering-Elec                                        E1.5.05
DD 1st Floor Enlarged Plan-Pool Deck-Elec                                                     E1.5.06
DD 1st Floor Enlarged Plan-High Limit-Elec                                                    E1.5.07
DD 1st Floor Enlarged Plan-Buffet Restaurant-Elec                                             E1.5.08
DD 1st Floor Enlarged Plan-Casino BOH Restaurant-Elec                                         E1.5.09
DD 1st Floor Enlarged Plan-Main Lobby-Elec                                                    E1.5.10
DD 1st Floor Enlarged Plan-Retail-Elec                                                        E1.5.11
DD 1st Floor Enlarged Plan-Show Lounge-Elec                                                   E1.5.12
DD 1st Floor Enlarged Plan-Show Lounge-Elec                                                   E1.5.12A
DD 1st Floor Enlarged Plan-Mezzanine A Power                                                  E1.5.13
DD 1st Floor Enlarged Plan-Mezzanine B Power                                                  E1.5.14
DD 2nd Floor Enlarged Plan-Conference Power                                                   E1.5.15
DD 2nd Floor Enlarged Plan-Administration Offices-Power                                       E1.5.16
DD 2nd Floor Enlarged Plan-Administrabon/Fitness-Power                                        E1.5.17
DD 1st Floor Enlarged Plan-Housekeeping Lighting                                              E1.6.01
DD 1st Floor Enlarged Plan-Loading Dock Lighting                                              E1.6.02
DD 1st Floor Enlarged Plan-Storage Lighting                                                   E1.6.03
DD 1st Floor Enlarged Plan-Human Resources-Lighting                                           E1.6.04
Design Development (1st Floor Enlarged Plan-Mechanical Engr)                                  E1.6.05
DD 1st Floor Enlarged Plan-Pool Deck Lighting                                                 E1.6.06
DD 1st Floor Enlarged Plan-High Limit Lighting                                                E1.6.07
DD 1st Floor Enlarged Plan-Mezzanine Lighting                                                 E1.6.13
DD 1st Floor Enlarged Plan-Mezzanine Lighting                                                 E1.6.14
DD Electrical One Line Diagram                                                                E2.1.01
DD Electrical One Line Diagram                                                                E2.1.02
DD Partial Plans Typical Guestrooms Electrical                                                E4.1.01
DD Partial Plans Typical Suites Electrical                                                    E4.1.02
DD Partial Plans Handicap Guestroom Electrical                                                E4.1.03
DD Partial Plans Electrical                                                                   E4.1.04
DD Partial Plans Electrical                                                                   E4.1.05
DD Main Electrical Room                                                                       E4.1.06
DD Partial Plan Electrical                                                                    E4.1.06b
Design Development (19th Floor Plan/Kitchen)                                                  E4.1.07
Design Development                                                                            E4.1.09


                                                               January 24, 2001

Design Development                                                                            E4.1.11
DD Stair 2 and 4 Transition and 24th Flr Plan                                                 E4.1.12
DD Partial Plans Typical Suites Electrical                                                    E4.1.14.1
DD Partial Plans Typical Suites Electrical                                                    E4.1.14.2
DD Partial Plans Typical Suites Electrical                                                    E4.1.14.3
DD Partial Plans Typical Suites Electrical                                                    E4.1.14.4DD
Partial Plans Typical Suites Electrical                                                       E4.1.14.5
DD Partal Plans Typical Suites Electrical                                                     E4.1.14.6
DD Partial Plans Typical Suites Electrical                                                    E4.1.14.7
DD 4th Floor Plan Housing Level 2 Electrical                                                  E5.1.01
DD 4th Floor Plan Housing Level 2 Electrical                                                  E5.1.02
DD 4th Floor Plan Housing Level 2 Electrical                                                  E5.1.03
DD General Information Plumbing/FP                                                            P0.0.01
DD Schedules Plumbing/FP                                                                      P0.0.02
DD 1st Floor Enlarged Floor Plan Houskeeping Plumbing/FP                                      P1.5.01
DD 1st Floor Enlarged Plan-Loading Dock Plumbing/FP                                           P1.5.02
DD 1st Floor Enlarged Plan-Storage Plumbing/FP                                                P1.5.03
DD 1st Floor Enlarged Plan-Human Resources Plumbing/FP                                        P1.5.04
DD 1st Floor Enlarged Plan-Mechanical Engineering Plumbing/FP                                 P1.5.05
DD 1st Floor Enlarged Plan-Pool Deck Plumbing/FP                                              P1.5.06
DD 1st Floor Enlarged Plan-High Limit Plumbing/FP                                             P1.5.07
DD 1st Floor Enlarged Plan-Buffet Restaurant-P/FP                                             P1.5.08
DD 1st Floor Enlarged Plan-Casino BOH Restaurant-Plmb/FP                                      P1.5.09
DD 1st Floor Enlarged Plan-Main Lobby Plumbing/FP                                             P1.5.10
DD 1st Floor Enlarged Plan-Retail Plumbing/FP                                                 P1.5.11
DD 1st Floor Enlarged Plan-Show Lounge Plumbing/FP                                            P1.5.12
DD 2nd Floor Plan Casino Administration Plumbing/FP                                           P1.5.15
DD 2nd Floor Plan Casino Administration Plumbing/FP                                           P1.5.16
DD 2nd Floor Plan Casino Administration Plumbing/FP                                           P1.5.17
DD 2nd Floor Plan Casino Administration Plumbing/FP                                           P1.5.18
DD Mechanical Mezzanine Plumbing/FP                                                           P1.5.19
DD Mechanical Mezzanine Plumbing/FP                                                           P1.5.20
DD Mechanical Mezzanine Plumbing/FP                                                           P1.5.21
DD 3rd Floor Plan Hsg. Level 1/Section "N" Plumbing/FP                                        P1.5.22
DD 3rd Floor Plan Hsg. Level 1/Section "0" Plumbing/FP                                        P1.5.23
DD 3rd Floor Plan Hsg. Level 1/Section "P" Plumging/FP                                        P1.5.24
DD 11th Floor Plan Hsg. Level 9/Section "N" Plumbing/FP                                       P1.5.30
DD 11th Floor Plan Housing Level 9 Plumbing/FP                                                P1.5.31
DD 20th & 21st Floor Plans Plumbing/FP                                                        P1.5.32
DD 22nd & 23rd Floor Plans Plumbing/FP                                                        P1.5.33
DD Stair Transition & 24th Floor Plan Plumbing/FP                                             P1.5.34
DD 25th & 26th Floor Plans Plumbing/FP                                                        P1.5.35
Design Development                                                                            P1.5.36
DD Waste & Vent Risers Plumbing/FP                                                            P2.1.01
DD Waste & Vent Risers Plumbing/FP                                                            P2.1.02
DD Waste & Vent Risers Plumbing/FP                                                            P2.1.03
DD Waste & Vent Risers Plumbing/FP                                                            P2.1.04
DD Flow Diagram Domestic Water                                                                P2.2.01
DD Flow Diagram Domestic Water                                                                P2.2.02
DD Flow Diagram Domestic Water                                                                P2.2.03
DD Isometrics/Guestrooms Sanitary-Plumbing/FP                                                 P3.1.01
DD Isometrics/Guestrooms Sanitary-Plumbing/FP                                                 P3.1.02
DD Isometrics/Guestrooms Domestic Water Plumbing/FP                                           P3.1.11
DD Isometrics/Guestrooms Domestic Water Plumbing/FP                                           P3.1.12
DD Partial Plans Typical Guestrooms Plumbing/FP                                               P4.1.00
DD Partial Plans Typical Suites Plumbing/FP                                                   P4.1.01
DD Partial Plans Handicap Guestrooms Plumbing/FP                                              P4.1.02
Design Development                                                                            P4.1.04
DD Partial Plan 1st Floor-Cooling Tower Yard-Plmb/FP                                          P4.1.05
DD Partial Plan-20th Floor-Mech Room Plumbing/FP                                              P4.1.06
DD Partial Plan-21th Floor-Mech Room Plumbing/FP                                              P4.1.06


                                                               January 24, 2001

DD 2nd Floor/Mech Mez. Toilets Plumbing/FP                                                    P4.1.08
DD Casino Admin. Toilets Plumbing/FP                                                          P4.1.09
DD 1st Floor Toilets Plumbing/FP                                                              P4.1.10
DD 1st Floor Toilets Plumbing/FP                                                              P4.1.11
DD 1st Floor Toilets Plumbing/FP                                                              P4.1.12
DD 1st Floor Toilets Plumbing/FP                                                              P4.1.13
DD Partial Plans RIS Kitchen Plumbing/FP                                                      P4.1.14
DD Partial Plans Main Kitchen Plumbing/FP                                                     P4.1.15
DD Partial Plans Dishwashing/Servery Plumbing/FP                                              P4.1.16
DD Partial Plans 1st Floor-Storage Plumbing/FP                                                P4.1.17
DD Partial Plans Storage Plumbing/FP                                                          P4.1.18
DD Partial Plans 1st Floor Display Cooking Plumbing/FP                                        P4.1.19
DD Partial Plans 1st Floor Pansian/C.S. Kitchen Plumbing/FP                                   P4.1.20
DD Partial Plans Sepc. Rest. /24 Hr. Dining Plumbing/FP                                       P4.1.21
DD Partial Plans Show Lounge Plumbing/FP                                                      P4.1.22
DD Partial Plans Sports Lounge Plumbing/FP                                                    P4.1.23
DD Partial Plans Sports Lounge Coffee Bar Plumbing/FP                                         P4.1.24
DD Details Plumbing/FP                                                                        P5.1.01
DD Details Plumbing/FP                                                                        P5.1.02
DD Details Plumbing/FP                                                                        P5.1.03
DD Details Plumbing/FP                                                                        P5.1.04
DD Details Plumbing/FP                                                                        P5.1.05
DD Details Plumbing/FP                                                                        P5.1.06
DD Details Plumbing/FP                                                                        P5.1.08
DD Sections Plumbing/FP                                                                       P5.1.10
Legend                                                                                        SS1.1.00
DD 1st Floor Enlarged Plan-Loading Dock System                                                SS1.5.02
DD 1st Floor Enlarged Plan-Storage System                                                     SS1.5.03
DD 1st Floor Enlarged Plan-Human Resources-Sys.                                               SS1.5.04
DD 1st Floor Enlarged Pian-Mechanical Engineering-System                                      SS1.5.05
DD 1st Floor Enlarged Plan-Casino BOH Restaurant-System                                       SS1.5.09
DD 1st Floor Enlarged Plan-Main Lobby-System                                                  SS1.5.10
DD 1st Floor Enlarged Plan-Retail - System                                                    SS1.5.11
DD 1st Floor Enlarged Plan-Show Lounge-System                                                 SS1.5.12A
DD 2nd Floor Mezzanine Plan Section "N" Systems                                               SS1.5.19
Telephone Riser Inside Guestrooms                                                             SS5.01
Telephone Riser Outside Guestrooms                                                            SS5.02
Audio Visual Electrical Abbreviations, Legend, Notes and Sheet Index                          AE1.0.00
For Pricing Only Audio Visual Electrical Details                                              AE1.0.01
For Pricing Only Audio Visual Electrical Room Enlargements                                    AE1.0.02
For Pricing Only Audio Visual Electrical Enlarged Plans                                       AE1.0.03
For Pricing Only Audio Visual Electrical 1st Floor Enlarged Plan                              AE1.5.01
Housekeeping
For Pricing Only Audio Visual Electrical Enlarged Plan Loading Dock                           AE1.5.02
For Pricing Only Audio Visual Electrical Enlarged Plan Storage                                AE1.5.03
For Pricing Only Audio Visual Electrical Enlarged Plan Human Resource                         AE1.5.04
For Pricing Only Audio Visual Electrical Enlarged Plan Mechanical                             AE1.5.05
Engineering
For Pricing Only Audio Visual Electrical Enlarged Plan Pool Deck                              AE1.5.06
For Pricing Only Audio Visual Electrical Enlarged Plan High Limit                             AE1.5.07
For Pricing Only Audio Visual Electrical Enlarged Plan Buffet Restaurant                      AE1.5.08
For Pricing Only Audio Visual Electrical Enlarged Plan Casino BOH                             AE1.5.09
Restaurant
For Pricing Only Audio Visual Electrical Enlarged Plans Main Lobby                            AE1.5.10
For Pricing Only Audio Visual Electrical Enlarged Plans Retail                                AE1.5.11
For Pricing Only Audio Visual Electrical Enlarged Plans Show Lounge                           AE1.5.12
For Pricing Only Audio Visual Electrical 2nd Floor Plan                                       AE1.5.13.1
For Pricing Only Audio Visual Electrical 2nd Floor Plan Casino Admin.                         AE1.5.13.2
Level

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

                                                               January 24, 2001

For Pricing Only Audio Visual Electrical 2nd Floor Plan Casino Admin.                         AE1.5.13.3
Level
For Pricing Only Audio Visual Electrical 2nd Floor Plan Bridge Lobby                          AE1.5.13.4
For Pricing Only Audio Visual Electrical Mechanical Mezzanine                                 AE1.5.14.1
For Pricing Only Audio Visual Electrical Mechanical Mezzanine                                 AE1.5.14.2
For Pricing Only Audio Visual Electrical Mechanical Mezzanine                                 AE1.5.14.3
For Pricing Only Audio Visual Electrical Guestroom Layouts                                    AE1.5.34
For Pricing Only Audio Visual Electrical Stair 2 and 4 Transition and                         AE1.5.35
24th Flr Plan
For Pricing Only Audio Visual Electrical 25 Floor Restaurant                                  AE1.5.36
For Pricing Only Audio Visual Electrical 27th and 28th Floor Plans                            AE1.5.37
For Pricing Only Audio Visual Electrical Hotel Tower Guestroom Layouts                        AE1.5.40
For Pricing Only Audio Visual Electrical Hotel Tower Guestroom Layouts                        AE1.5.41
For Pricing Only Audio Visual Electrical Hotel Tower Guestroom Layouts                        AE1.5.42
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Gaming                        AE2D1.7.01
Floor
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Main                          AE3D1.7.01
Lobby/Registration
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan                               AE3D1.7.02
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan                               AE4D1.7.01
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan                               AESD1.7.01
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan                               AE6D1.7.01
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan                               AE7D1.7.01
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan 24 Hour                       AE9131.7.01
Dining
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Show                          AE10D1.7.01
Lounge
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Casino                        AE11D1.7.01
Bar Lounge
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Fitness                       AE13D1.7.01
Center
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan                               AE1.8.01
Housekeeping
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Loading                       AE1.8.02
Dock
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Storage                       AE1.8.03
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Human                         AE1.8.04
Resource
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan                               AE1.8.05
Mechanical Engineering
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Pool Deck                     AE1.8.06
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan High                          AE1.8.07
Limit
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Buffet                        AE1.8.08
Restaurant
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Casino                        AE1.8.09
BOH Restaurant
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Main                          AE1.8.10
Lobby
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Retail                        AE1.8.11
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Show                          AE1.8.12
Lounge
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan                               AE1.8.13
Conference
For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Admin                         AE1.8.14
Offices

                                                               January 24, 2001

For Pricing Only Audio Visual Electrical Reflected Ceiling Plan Admin                         AE1.8.15
Offices
For Pricing Only Audio Visual Electrical Reflected Floor Plan Bridge                          AE1.8.16
Lobby
For Pricing Only Audio Visual Electrical Conduit Riser Diagram                                AE1.9.01
For Pricing Only Audio Visual Electrical Conduit Riser Diagram                                AE1.9.02
Design Development 1/32" 1st Floor Casino Level                                               K0.1
DD 1/16" 1st Floor Casino Level                                                               K0.2
Warehouse Equipment Plan Casino Level                                                         K1.0
Warehouse Equip. Sched. + Details Casino Level                                                K1.1
Warehouse Building Works Plan Casino Level                                                    K1.2
Warehouse Plumbing Plan Casino Level                                                          K1.3
Warehouse Plumb./Elec. Schedules Casino Level                                                 K1.4
Warehouse Electrical Plan Casino Level                                                        K1.5
Trash Dock + Bakery Equipment Plan Casino Level                                               K2.0
Trash Dock + Bakery Equipment Schedule Casino Level                                           K2.1
Trash Dock + Bakery Building Works Plan Casino Level                                          K2.2
Trash Dock + Bakery Plumbing Plan Casino Level                                                K2.3
Trash Dock + Bakery Plumb./Elec. Schedules Casino Level                                       K2.4
Trash Dock + Bakery Electrical Plan Casino Level                                              K2.5
Roomservice Kitchen, VIP Bar + Bev. Disp. Equipment Plan Casino Level                         K3.0
Roomservice Kitchen, VIP Bar + Bev. Disp.-Equip. Schedule Casino Level                        K3.1
Roomservice Kitchen, VIP Bar + Bev. Disp.-Building Works Casino Level                         K3.2
Roomservice Kitchen, VIP Bar + Bev. Disp. Plumbing Plan Casino Level                          K3.3
Roomservice Kitchen. VIP Bar + Bev. Disp. - Utility Sched's. Casino Level                     K3.4
Roomservice Kitchen, VIP Bar + Bev. Disp. -Electrical Plan Casino Level                       K3.5
Main Kitchen and Garde Manger Equipment Plan Casino Level                                     K4.0
Main Kitchen and Garde Manger Equipment Schedule Casino Level                                 K4.1
Main Kitchen and Garde Manger Building Works Plan-Casino Level                                K4.2
Main Kitchen and Garde Manger Plumbing Plan Casino Level                                      K4.3
Main Kitchen and Garde Manger-Utility Sched's Casino Level                                    K4.4
Main Kitchen and Garde Manger Electrical Plan Casino Level                                    K4.5
Dishwashing + Employee Dining Equipment Plan Casino Level                                     K5.0
Dishwashing and Employee Dining - Equip. Schedule Casino Level                                K5.1
Dishwashing + Employee Dining - Bldg. Works Plan Casino Level                                 K5.2
Dishwashing + Employee Dining - Plumbing Plan Casino Level                                    K5.3
Dishwashing + Employee Dining - P and E Schedule Casino Level                                 K5.4
Dishwashing + Employee Dining - Electrical Plan Casino Level                                  K5.5
Buffet Equipment Plan Casino Level                                                            K6.0
Buffet Equipment Schedule Casino Level                                                        K6.1
Buffet Building Works Plan Casino Level                                                       K6.2
Buffet Plumbing Plan Casino Level                                                             K6.3
Buffet - Plumbing + Electrical Schedule Casino Level                                          K6.4
Buffet Electrical Plan Casino Level                                                           K6.5
Steakhouse Kitchen + Bar Svc. Bar #1 -Equipment Plan Casino Level                             K7.0
Steakhouse Kitchen + Bar Svc. Bar #1 -Equip. Sched. Casino Level                              K7.1
Steakhouse Kitchen + Bar Svc. Bar #1 -Building Works Casino Level                             K7.2
Steakhouse Kitchen + Bar Svc. Bar #1 -Plumbing Plan Casino Level                              K7.3
Dishwashing + Employee Dining - P and E Schedule Casino Level                                 K7.4
Steakhouse Kitchen + Bar Svc. Bar #1 - Electrical Plan Casino Level                           K7.5
Pan Asian + 24Hr Kitchen Equipment Plan Casino Level                                          K8.0
Pan Asian + 24Hr Kitchen Equipment Schedule Casino Level                                      K8.1
Pan Asian + 24Hr Kitchen Building Works Plan Casino Level                                     K8.2
Pan Asian + 24Hr Kitchen Plumbing Plan Casino Level                                           K8.3
Pan Asian + 24Hr Kitchen Plumbing Schedule Casino Level                                       K8.4


                                                               January 24, 2001

Pan Asian + 24Hr Kitchen Electrical Plan Casino Level                                         K8.5
Pan Asian + 24Hr Kitchen Utility Schedules Casino Level                                       K8.6
Seafood Bar + 24Hr Rest. Bar - Equipment Plan Casino Level                                    K9.0
Seafood Bar + 24Hr Rest Bar Equipment Schedule Casino Level                                   K9.1
Seafood Bar + 24Hr Rest Bar - Building Works Plan Casino Level                                K9.2
Seafood Bar + 24Hr Rest. Bar - Pumb. Plan and Sch. Casino Level                               K9.3
Seafood Bar + 24Hr Rest. Bar - Electrical Plan + Sch. Casino Level                            K9.4
Sports Bar + Snack Bar Equipment Plan Casino Level                                            K10.0
Sports Bar + Snack Bar Equipment Schedule Casino Level                                        K10.1
Sports Bar + Snack Bar Building Works Plan Casino Level                                       K10.2
Sports Bar + Snack Bar Plumbing Plan + Schedule Casino Level                                  K10.3
Sports Bar + Snack Bar Electrical Plan + Schedule Casino Level                                K10.4
Show Lounge Bar Equipment Plan Casino Level                                                   K11.0
Show Lounge Bar Equipment Schedule Casino Level                                               K11.1
Show Lounge Bar Building Works Plan Casino Level                                              K11.2
Show Lounge Bar Plumbing Plan + Schedule Casino Level                                         K11.3
Show Lounge Bar Electrical Plan + Schedule Casino Level                                       K11.4
Coffee Bar + Casino Bar Equipment Plan + Sched. Casino Level                                  K12.0
Coffee Bar + Casino Bar Building Works Plan Casino Level                                      K12.1
Coffee Bar + Casino Bar Plumbing Plan, Schedule Casino Level                                  K12.2
Coffee Bar + Casino Bar Electrical Plan. Schedule Casino Level                                K12.3

CONTRACT DOCUMENTS BINDING 5 ARQ
PROGRESS SET
INTERIOR DESIGN
DATE 11/6/00
Construction Documents Binding 4-Index Sheet (Binding 5)                                      A0.0.05
Overall lst Floor Plan                                                                        1D1.3.01
Overall Recessed Floor Plan                                                                   1D1.3.01A
Casino Bar Raised Slab Dimension Plan                                                         1D1.3.01D
Show Lounge Raised Slab Dimension Plan                                                        1D1.3.01C
Casino Bar Raised Slab Dimension Plan                                                         1D1.3.01D
Coffee Bar/Give-A-Way Raised Slab Dimension Plan                                              1D1.3.01E
Overall 2nd Floor Plan                                                                        1D1.3.02
Reflected Ceiling Gaming Floor                                                                2D1.7.01
Reflected Ceiling Gaming Floor                                                                2D1.7.01A
Finish Plan Gaming Floor                                                                      2D1.9.01
Sections Gaming Floor                                                                         2D2.3.01
Gaming Layout Gaming Floor                                                                    2D7.1.01
Dimension/Reference Floor Plan Main Lobby/Registration                                        3D1.5.01
Dimension/Reference Plan Players Club, Tower Elevator Lobby + Sundry Shop                     3D1.5.02
Reflected Ceiling Plan Main Lobby/Registration                                                3D1.7.01
Reflected Ceiling Plan Players Club, Towers Elevators Lobby + Sundry                          3D2.7.02
Shop
Lighting Plan Main Lobby/Registration                                                         3D1.7.03
Lighting Plan Players Club, Tower Elevators, Lobby + Sundry Shop                              3D1.7.04
Finish Plan Main Lobby/ Registration                                                          3D1.9.01
Finish Plan Players Club, Tower Elevators, Lobby + Sundry Shop                                3D1.9.02
Interior Elevations Main Lobby/Registration                                                   3D2.3.01
Interior Elevations Main Lobby/Registration                                                   3D2.3.02
Interior Elevations Tower Elevator Lobby + Sundry Shop                                        3D2.3.03
Interior Elevations Players Club                                                              3D2.3.04
Interior Details Main Lobby                                                                   3D4.2.01
Interior Details Main Lobby                                                                   3D4.2.01
Millwork Details Main Lobby/Registration                                                      3D5.1.01
Furniture Plan Main Lobby/Registration                                                        3D7.1.01
Furniture Plan Players Club, Tower Elevators Lobby + Sundry Shop                              3D7.1.02
Dimension/Reference Enlarged Floor Plan VIP Services Meeting Room                             4D1.5.01


                                                               January 24, 2001

Reflected Ceiling Plan VIP Services Meeting Room                                              4D1.7.01
Lighting Plan VIP Services Meeting Room                                                       4D1.7.02
Finish Plan VIP Services Meeting Room                                                         4D1.9.01
Interior Elevations VIP Services + Meeting Room                                               4D2.3.01
Interior Elevations VIP Services + Meeting Room                                               4D2.3.02
Interior Elevations VIP Services + Meeting Room                                               4D2.3.03
Interior Elevations VIP Services + VIP Restrooms                                              4D2.3.04
Interior Detail VIP Services Meeting Room                                                     4D4.2.01
Furniture Plan VIP Services Meeting Room                                                      4D7.1.01
Dimension/Reference Plan Coffee Bar/Lounge                                                    5D1.5.01
Reflected Ceiling Plan Coffee Bar/Lounge                                                      5D1.7.01
Lighting Plan Coffee Bar/Lounge                                                               5D1.7.02
Finish Plan Coffee Bar/Lounge                                                                 5D1.9.01
Elevation Plan Coffee Bar/Lounge                                                              5D2.3.01
Furniture Plan Coffee Bar/Lounge                                                              5D7.1.01
Dimension/Reference Plan High Limit Gaming Salon                                              6D1.5.01
Reflected Ceiling Plan High Limit Gaming Salon                                                6D1.7.01
Lighting Plan High Limit Gaming Salon                                                         6D1.7.02
Finish Plan High Limit Gaming Salon                                                           6D1.9.01
Interior Elevations High Limit Gaming Salon                                                   6D2.3.01
Interior Elevations High Limit Gaming Salon                                                   6D2.3.02
Interior Elevations High Limit Gaming Salon                                                   6D2.3.03
Interior Elevations High Limit Gaming Salon                                                   6D2.3.04
Interior Elevations High Limit Gaming Salon                                                   6D2.3.05
Interior Elevations High Limit Gaming Salon                                                   6D2.3.06
Interior Elevations High Limit Gaming Salon                                                   6D2.3.07
Interior Detail High Limit Gaming Salon                                                       6D4.2.01
Interior Details High Limit Gaming Salon                                                      6D4.2.02
Millwork Details High Limit Gaming Salon                                                      6D5.1.01
Millwork Details High Limit Gaming Salon                                                      6D5.1.02
Millwork Details High Limit Gaming Salon                                                      6D5.1.03
Millwork Details High Limit Gaming Salon                                                      6D5.1.04
Millwork Details High Limit Gaming Salon                                                      6D5.1.05
Millwork Details High Limit Gaming Salon                                                      6D5.1.06
Millwork Details High Limit Gaming Salon                                                      6D5.1.07
Millwork Details High Limit Gaming Salon                                                      6D5.1.08
Millwork Details High Limit Gaming Salon                                                      6D5.1.09
Millwork Details High Limit Gaming Salon                                                      6D5.1.09a
Millwork Details High Limit Gaming Salon                                                      6D5.1.09b
Millwork Details High Limit Gaming Salon                                                      6D5.1.09c
Millwork Details High Limit Gaming Salon                                                      6D5.1.10
Millwork Details High Limit Gaming Salon                                                      6D5.1.10a
Millwork Details High Limit Gaming Salon                                                      6D5.1.10b
Millwork Details High Limit Gaming Salon                                                      6D5.1.10c
Millwork Details High Limit Gaming Salon                                                      6D5.1.11
Millwork Details High Limit Gaming Salon                                                      6D5.1.12
Millwork Details High Limit Gaming Salon                                                      6D5.1.12a
Millwork Details High Limit Gaming Salon                                                      6D5.1.12b
Millwork Details High Limit Gaming Salon                                                      6D5.1.12c
Millwork Details High Limit Gaming Salon                                                      6D5.1.12d
Millwork Details High Limit Gaming Salon                                                      6D5.1.12e
Millwork Details High Limit Gaming Salon                                                      6D5.1.12f
Millwork Details High Limit Gaming Salon                                                      6D5.1.12g
Millwork Details High Limit Gaming Salon                                                      6D5.1.12h
Millwork Details High Limit Gaming Salon                                                      6D5.1.12j
Millwork Details High Limit Gaming Salon                                                      6D5.1.13
Millwork Details High Limit Gaming Salon                                                      6D5.1.14
Millwork Details High Limit Gaming Salon                                                      6D5.1.15
Millwork Details High Limit Gaming Salon                                                      6D5.1.16
Millwork Details High Limit Gaming Salon                                                      6D5.1.17
Furniture Plan High Limit Gaming Salon                                                        6D7.1.01


                                                               January 24, 2001

Dimension Reference Plan Buffet                                                               7D1.5.01
Reflected Ceiling Plan Buffet                                                                 7D1.7.01
Lighting Plan Buffet                                                                          7D1.7.02
Finish Plan Buffet                                                                            7D1.9.01
Reflected Ceiling Plan Buffet                                                                 7D2.3.01
Reflected Ceiling Plan Buffet                                                                 7D2.3.02
Reflected Ceiling Plan Buffet                                                                 7D2.3.03
Reflected Ceiling Plan Buffet                                                                 7D2.3.04
Furniture Plan Buffet                                                                         7D7.1.01
Dimension Reference Plan Promenade                                                            8D1.5.01
Dimension/Reference Plan Main Cage + Give-A-Way                                               8D1.5.02
Reflected Ceiling Plan Promenade                                                              8D1.7.01
Reflected Ceiling Plan Main Cage + Give-A-Way                                                 8D1.7.02
Lighting Plan Promenade                                                                       8D1.7.03
Lighting Plan Main Cage + Give-A-Way                                                          8D1.7.04
Finish Plan Promenade                                                                         8D1.9.01
Finish Plan Main Cage + Give-A-Way                                                            8D1.9.02
Interior Elevations Promenade                                                                 8D2.3.01
Interior Elevations Promenade                                                                 8D2.3.02
Interior Elevations Promenade                                                                 8D2.3.03
Furniture Plan Main Cage + Give-A-Way                                                         8D7.1.02
Dimension/Reference Floor Plan 24 Hour Dining                                                 9D1.5.01
Reflected Ceiling Plan 24 Hour Dining                                                         9D1.7.01
Lighting Plan 24 Hour Dining                                                                  9D1.7.02
Finish Plan 24 Hour Dining                                                                    9D1.9.01
Interior Elevations 24 Hour Dining                                                            9D2.3.01
Interior Elevations 24 Hour Dining                                                            9D2.3.02
Interior Details 24 Hour Dining                                                               9D4.2.01
Interior Details 24 Hour Dining                                                               9D4.2.02
Furniture Plan 24 Hour Dining                                                                 9D7.1.01
Dimension/Reference Plan Show Lounge                                                          10D1.5.01
Reflected Ceiling Plan Show Lounge                                                            10D1.7.01
Lighting Plan Show Lounge                                                                     10D1.7.02
Finish Plan Show Lounge                                                                       10D1.9.01
Interior Elevations Show Lounge                                                               10D2.3.01
Interior Elevations Show Lounge                                                               10D2.3.02
Interior Details Show Lounge                                                                  10D4.2.01
Furniture Plan Show Lounge                                                                    10D7.1.01
Dimension/Reference Plan Casino Bar Lounge                                                    11D1.5.01
Reflected Ceiling Plan Casino Bar Lounge                                                      11D1.7.01
Lighting Plan Casino Bar Lounge                                                               11D1.7.02
Finish Plan Casino Bar Lounge                                                                 11D1.9.01
Interior Elevation + Section Casino Bar Lounge                                                11D2.3.01
Interior Sections/Details Casino Bar Lounge                                                   11D4.2.01
Furniture Plan Casino Bar Lounge                                                              11D7.1.01
Finish Plan Indoor Pool Deck                                                                  12D1.9.01
Dimension/Reference Plan                                                                      13D1.5.01
Reflected Ceiling Plan Fitness Center                                                         13D1.7.01
Lighting Plan Fitness Center                                                                  13D1.7.02
Finish Plan Fitness Center                                                                    13D1.9.01
Interior Elevations Fitness Center                                                            13D2.3.01
Interior Elevations Fitness Center                                                            13D2.3.02
Interior Elevations Fitness Center                                                            13D2.3.03
Interior Elevations Fitness Center                                                            13D2.3.04
Interior Elevations Fitness Center                                                            13D2.3.05
Furniture Plan Fitness Center                                                                 13D7.1.01
CD 1st Floor Casino Level                                                                     D1.3.01
CD 2nd Flr. Plan Casino Admin.                                                                D1.3.02.0
CD Mechanical Mezzanine                                                                       D1.3.02.1
CD Enlarged Plan Housekeeping                                                                 D1.5.01
CD Enlarged Plan Storage                                                                      D1.5.03


                                                               January 24, 2001

CD Enlarged Plan Human Resource                                                               D1.5.04
CD Enlarged Plan Mechanical Engineering                                                       D1.5.05
CD Enlarged Plan Steakhouse Restaurant                                                        D1.5.08.0
CD Enlarged Plan Steakhouse Restaurant                                                        D1.5.08.2
CD Enlarged Plan Pan Asian Restaurant                                                         D1.5.09.0
CD Enlarged Plan Pan Asian Restaurant                                                         D1.5.09.2
CD Reflected Clg. Plan Pan Asian Restaurant                                                   D1.5-09.4
CD Enlarged Plan Sportsbar                                                                    D1.5.10.0
CD Enlarged Plan Sportsbar                                                                    D1.5.10.0
CD Enlarged Plan Sportsbar                                                                    D1.5.10.2
CD Reflected Clg. Plan Sportsbar                                                              D1.5-10.4
CD 2nd Floor Plan Casino Admin. Level                                                         D1.5.13.0
CD 2nd Floor Plan Casino Admin. Level                                                         D1.5.13.2
CD 2nd Floor Plan Casino Admin. Level                                                         D1.5.13.4
CD Mechanical Mezzanine                                                                       D1.5.14.0
CD Mechanical Mezzanine                                                                       D1.5.14.2
CD 3rd Floor Plan Guestroom Level 1                                                           D1.5.15
CD 3rd Floor Plan Guestroom Level 1                                                           A1.5.15.2
CD Stair 2 and 4 Transition Floor Plan                                                        D1.5.35
CD 25th + 26th Floors Restaurant                                                              D1.5.36.02
CD 25th + 26th Floors Restaurant                                                              D1.5.36.04
CD Hotel Tower Floor Plan                                                                     D1.5.40
CD Hotel Tower Wall Finish Plan                                                               D1.5.40.1
CD Hotel Tower Reflected Ceiling Plan                                                         D1.5.40.4
CD Hotel Tower Wall Finish Plan                                                               D1.5.41.1
CD Hotel Tower Guestroom Layouts                                                              D1.5.42
CD Hotel Tower Wall Finish Plan                                                               D1.5.42.1
Design Development Hotel Tower Wall Finish Plan                                               D1.5.42.1
CD Toilet T1 Through T10 Floor Plans                                                          D1.5.43
CD Toilet Rm. 11 Through 17 Floor Plans                                                       D1.5.44
CD Toilet Rm. 18 Through 28 Floor Plans                                                       D1.5.45
CD Tit. Rm. 29-43 and Guest.                                                                  D1.5.46
CD Guestroom Corridor Plans Guestroorn Level 1                                                D1.5.48
CD 3rd Floor Plan Guestroom Level 1                                                           D1.5.48.1
CD Interior Elevations Casino Promenade                                                       D2.3.01.0
CD Interior Elevations Steak House Restaurant                                                 D2.3.08
CD Interior Elevations Steak House Restaurant                                                 D2.3.08.1
CD Interior Elevations Steak House Restaurant                                                 D2.3.08.2
CD Interior Elevations Pan Asian Restaurant                                                   D2.3.09
CD Interior Elevations Pan Asian Restaurant                                                   D2.3.09.1
CD Interior Elevations Sportsbar                                                              D2.3.10
CD Interior Elevations Sportsbar                                                              D2.3.10.1
CD Conference Area Section "J"                                                                D2.3.13.1
CD Interior Elevations Guestroom Layouts                                                      D2.3.36
CD Room Interior Elevations Typical Unit A-King                                               D2.3.40
CD Interior Elevations Typical Unit A-DD                                                      D2.3.40.1
CD Interior Elevations Typical Unit B-DD                                                      D2.3.40.2
CD Room Interior Elevations Standard Suite A                                                  D2.3.41
CD Hotel Room Interior Elevations Standard Suite B                                            D2.3.41.2
CD Toilet Room 1, 2, 3, 4, and 5 Interior Elevations                                          D2.3.43
CD Toilet Room 6, 7, 8, 9, and 10 Interior Elevations                                         D2.3.43.1
CD Toilet Room 11 Through 15 Interior Elevations                                              D2.3.44
CD Toilet Rm. 16 Through 20 Interior Elevations                                               D2.3.44.1
CD Toilet Rm. 21 Through 25 Interior Elevations                                               D2.3.45
CD Toilet Rm. 26 Through 30 Interior Elevations                                               D2.3.45.1
CD Toilet Room 1, 2, 3, 4, and 5 Interior Elevations                                          D2.3.46
CD Toilet Rm. 36 Through 40 Interior Elevations                                               D2.3.46.1
CD Tower Corridor and Elevator Lobby Elevations                                               D2.3.48.1
CD Tower Corridor and Elevator Lobby                                                          D2.3.48.2
CD Hotel Tower Elevator Elevations                                                            D2.3.49

                                                               January 24, 2001

CONTRACT DOCUMENTS BINDING NUMBER 6 ARQ
PROGRESS SET
PEDESTRIAN BRIDGE
DATE  11/6/00
Construction Documents Binding 6 - Index Sheet                                                A0.0.06
CD Partial Site Plan                                                                          A1.1.01
CD Pedestrian Bridge Floor and Roof Plan                                                      A1.3.01
CD Pedestrian Bridge Floor Plans                                                              A1.3.02
CD Pedestrian Bridge Elevations and Sections                                                  A21.01
CD Pedestrian Bridge Sections                                                                 A3.1.02
CD Pedestrian Bridge Sections                                                                 A3.1.04
Progress Set Pedestrian Bridge Plans                                                          S1.3.01
Progress Set Pedestrian Bridge Elevations                                                     S2.1.01
Design Development Pedestrian Bridge-HVAC                                                     MB1.3.02
DD Pedestrian Bridge Electrical                                                               EB1.3.02
DD Pedestrian Bridge Fire Protection                                                          PB1.3.02

KITCHEN DRAWING SET CDF
PRICING ISSUE
DATE  11/27/00
Sheet Index                                                                                   K0.0
Design Development 1/32" 1st Floor Casino Level                                               K0.1
DD 1/16" 1st Floor Casino Level                                                               K0.2
DD 1/16" 1st Floor Casino Level                                                               K0.3
Conduit Plan Part One 1/16" 1st Floor Casino Level                                            BC0.1
Conduit Plan Part Two 1/16" 1st Floor Casino Level                                            BC0.2
Warehouse Equipment Plan Casino Level                                                         K1.0
Warehouse Equip. Sched. + Details Casino Level                                                K1.1
Warehouse Building Works Plan Casino Level                                                    K1.2
Warehouse Plumbing Plan Casino Level                                                          K1.3
Warehouse Plumb./Elec. Schedules Casino Level                                                 K1.4
Warehouse Electrical Plan Casino Level                                                        K1.5
Trash Dock + Bakery Equipment Plan Casino Level                                               K2.0
Trash Dock + Bakery Equipment Plan Casino Level                                               K2.1
Trash Dock + Bakery Building Works Plan Casino Level                                          K2.2
Trash Dock + Bakery Plumbing Plan Casino Level                                                K2.3
Trash Dock + Bakery Plumb./Elec. Schedules Casino Level                                       K2.4
Trash Dock + Bakery Electrical Plan Casino Level                                              K2.5
Trash Dock + Bakery Elevations Casino Level                                                   K2.6
Roomservice Kitchen, VIP Bar + Bev. Disp. Equipment Plan Casino Level                         K3.0
Roomservice Kitchen, VIP Bar + Bev. Disp.-Equp. Schedule Casino Level                         K3.1
Roomservice Kitchen, VIP Bar + Bev. Disp. -Bulding Works Casino Level                         K3.2
Roomservice Kitchen, VIP Bar + Bev. Disp. Plumbing Plan Casino Level                          K3.3
Roomservice Kitchen, VIP Bar + Bev. Disp. -Utility Sched's. Casino Level                      K3.4
Roomservice Kitchen, VIP Bar + Bev. Disp. Electrical Plan Casino Level                        K3.5
Roomservice Kitchen, VIP Bar + Bev. Disp. -Elevations Casino Level                            K3.6
Roomservice Kitchen, VIP Bar + Bev. Disp. -Elevations Casino Level                            K3.7
Main Kitchen and Garde Manager Equipment Plan Casino Level                                    K4.0
Main Kitchen and Garde Manager Equipment Schedule Casino Level                                K4.1
Main Kitchen and Garde Manager Building Works Plan-Casino Level                               K4.2
Main Kitchen and Garde Manager Plumbing Plan Casino Level                                     K4.3


                                                               January 24, 2001

Main Kitchen and Garde Manager-Utility Sched's. Casino Level                                  K4.4
Main Kitchen and Garde Manager Electrical Plan Casino Level                                   K4.5
Main Kitchen and Garde Manager-Elevations Casino Level                                        K4.6
Main Kitchen and Garde Manager-Elevations Casino Level                                        K4.7
Dishwashing + Employee Dining Equipment Plan Casino Level                                     K5.0
Dishwashing + Employee Dining-Equip. Schedule Casino Level                                    K5.1
Dishwashing + Employee Dining-Bldg. Works Plan Casino Level                                   K5.2
Dishwashing + Employee Dining-Plumbing Plan Casino Level                                      K5.3
Dishwashing + Employee Dining-P and E Schedule Casino Level                                   K5.4
Dishwashing + Employee Dining-Electrical Plan Casino Level                                    K5.5
Employee Dining Elevations & Details Casino Level                                             K5.6
Dishwashing Elevations & Details Casino Level                                                 K5.7
Buffet Equipment Plan Casino Level                                                            K6.0
Buffet Equipment Schedule Casino Level                                                        K6.1
Buffet Building Works Plan Casino Level                                                       K6.2
Buffet Curb Plan Casino Level                                                                 K6.2A
Buffet Plumbing Plan Casino Level                                                             K6.3
Buffet Plumbing + Electrical Schedule Casino Level                                            K6.4
Buffet Electrical Plan Casino Level                                                           K6.5
Buffet Elevations Casino Level                                                                K6.6
Buffet Elevations Casino Level                                                                K6.7
Buffet Elevations and Details Casino Level                                                    K6.8
Steakhouse Kitchen + Bar Svc. Bar #1 -Equipment Plan Casino Level                             K7.0
Steakhouse Kitchen + Bar Svc. Bar #1-Equp. Sched. Casino Level                                K7.1
Steakhouse Kitchen + Bar Svc. Bar #1-Building Works Casino Level                              K7.2
Steakhouse Kitchen + Bar Svc. Bar #1-Plumbing Plan Casino Level                               K7.3
Dishwashing + Employee Dining-P and E Schedule Casino Level                                   K7.4
Steakhouse Kitchen + Bar Svc. Bar #1 -Electrical Plan Casino Level                            K7.5
Steakhouse Kitchen & Bar Svc. Bar #1 -Elevations Casino Level                                 K7.6
Steakhouse Kitchen & Bar Svc. Bar #1-Elevators Casino Level                                   K7.7
Steakhouse Kitchen & Bar Svc. Bar #1-Elevators Casino Level                                   K7.8
Pan Asian + 24HR Kitchen Equipment Plan Casino Level                                          K8.0
Pan Asian + 24HR Kitchen Equipment Schedule Casino Level                                      K8.1
Pan Asian + 24HR Kitchen Building Works Plan Casino Level                                     K8.2
Pan Asian + 24HR Kitchen Plumbing Plan Casino Level                                           K.8.3
Pan Asian + 24HR Kitchen Plumbing Schedule Casino Level                                       K8.4
Pan Asian + 24HR Kitchen Electrical Plan Casino Level                                         K8.5
Pan Asian + 24HR Kitchen Utility Schedules Casino Level                                       K8.6
Pan Asian + 24HR. Kitchen Elevations Casino Level                                             K8.7
Pan Asian + 24HR. Kitchen Elevations Casino Level                                             K8.8
Pan Asian + 24HR. Kitchen Elevations Casino Level                                             K8.9
Seafood Bar + 24HR Rest. Bar-Equipment Plan Casino Level                                      K9.0
Seafood Bar + 24HR Rest. Bar-Equipment Schedule Casino Level                                  K9.1
Seafood Bar + 24HR Rest. Bar-Building Works Plan Casino Level                                 K9.2
Seafood Bar + 24HR Rest. Bar-Plumb. Plan and Sch. Casino Level                                K9.3
Seafood Bar + 24HR Rest. Bar-Electrical Plan + Sch. Casino Level                              K9.4
Seafood Bar & 24HR Rest. Bar Elevations Casino Level                                          K9.5
Seafood Bar & 24HR Rest. Bar Elevations Casino Level                                          K9.6
Sports Bar + Snack Bar Equipment Plan Casino Level                                            K10.0
Sports Bar + Snack Bar Equipment Schedule Casino Level                                        K10.1
Sports Bar + Snack Bar Building Works Plan Casino Level                                       K10.2
Sports Bar + Snack Bar Plumbing Plan + Schedule Casino Level                                  K10.3
Sports Bar + Snack Bar Electrical Plan + Schedule Casino Level                                K10.4
Sports Bar & Snack Bar Equipment Elevations Plan Casino Level                                 K10.5
Sports Bar & Snack Bar Equipment Elevations Plan Casino Level                                 K10.6
Show Lounge Bar Equipment Plan Casino Level                                                   K11.0
Show Lounge Bar Equipment Schedule Casino Level                                               K11.1
Show Lounge Bar Building Works Plan Casino Level                                              K11.2
Show Lounge Bar Plumbing Plan + Schedule Casino Level                                         K11.3
Show Lounge Bar Electrical Plan + Schedule Casino Level                                       K11.4
Show Lounge Bar Elevations & Details Casino Level                                             K11.5


                                                               January 24, 2001

Show Lounge Bar Elevations & Details Casino Level                                             K11.6
Coffee Bar + Casino Bar Equipment Plan + Sched. Casino Level                                  K12.0
Coffee Bar + Casino Bar Building Works Plan Casino Level                                      K12.1
Coffee Bar + Casino Bar Plumbing Plan, Schedule Casino Level                                  K12.2
Coffee Bar + Casino Bar Electrical Plan Schedule Casino Level                                 K12.3
Coffee Bar & Casino Bar Elevations Casino Level                                               K12.4

KITCHEN DRAWING SET CDF
COORDINATION ISSUE
DATE 12/1/00
Sheet Index                                                                                   K0.0
Sphere Restaurant/Bar Equipment Plan 25th + 26th Floor                                        K13.0
Sphere Restaurant/Bar Equipment Schedule 25th + 26th Floor                                    K13.1
Sphere Restaurant/Bar Building Works Plan 25th + 26th Floor                                   K13.2
Sphere Restaurant/Bar Plumbing Plan 25th + 26th Floor                                         K13.3
Sphere Restaurant/Bar Electrical Plan 25th + 26th Floor                                       K13.4
Sphere Restaurant/Bar Equipment Elevations 25th & 26th Floor                                  K13.5
19th Floor Kitchen Equipment Plan 19th Floor                                                  K14.0
19th Floor Kitchen Equipment Schedule 19th Floor                                              K14.1
19th Floor Kitchen Building Works Plan 19th Floor                                             K14.2
19th Floor Kitchen Plumbing Plan 19th Floor                                                   K14.3
19th Floor Kitchen Electrical Schedule 19th Floor                                             K14.4
19th Floor Kitchen Electrical Plan 19th Floor                                                 K14.5
19th Floor Kitchen Elevations 19th Floor                                                      K14.6



ARQ
Technical Specifications Volume I
(Divisions 1-14)
June of 2000

ARQ
Technical Specifications Volume II
(Divisions 15 & 16)
June of 2000

PELTON MARSH KINSELLA
Preliminary Audio/Visual
Program of Requirements For Mississippi Band of Choctaw Indians
Casino and Resort Hotel
2-Jun-00

THOMPSON
Choctaw Indian Resort and Casino
24-Mar-00

THOMPSON (TAKES PRECEDENCE OVER CONFLICTING INFORMATION IN 24-MAR-00)
Section 1-Mechanical Engineering Systems
Section 2-Electrical Engineering Systems
Section 3-Plumbing Engineering Systems
Section 4-Fire Protection Engineering System
11/6/00

ARQ
Technical Specifications
Contract Documents-Foundation Package
November of 2000

INTER-ARCH DESIGN ASSOCIATES, INC.
Interior Finish Specifications
10/6/00

                                                               January 24, 2001
WALTER P. MOORE (12/6/00)
Load Tests for Piles
SSK-001
SSK-002
SSK-003
SSK-004

WALTER P. MOORE (LETTER 11/21/00)
Piling Response to RFI #00008

CDF
Section 11400 Food Service Equipment Specifications
Pricing Issue Volume I
11/27/00

CDF
Section 11400 Food Service Equipment Specifications
Pricing Issue Volume II
11/27/00

CDF
Section 11400 Food Service Equipment Specifications
Pricing Issue Volume III
11/27/00

ARQ
Interior Finish Specifications (Progress Set)
11/30/00

CDF
General Specifications
12/1/00

BURNS COOLEY DENNIS, INC. (REPORT NO. 99013-1)
Geotechnical Investigation Choctaw Resort and Casino
3/7/00

                                   EXHIBIT "C"

           To Standard Form of Agreement Between Owner and Contractor
         Where the basis for payment is the Cost of the Work Plus a Fee
                   With a negotiated Guaranteed Maximum Price

             By and between The Mississippi Band of Choctaw Indians dba
                 Choctaw Resort Development Enterprise, as Owner
                                       and
             W.G. Yates and Sons Construction Company, as Contractor



                              PRELIMINARY SCHEDULE

                                                               January 24, 2001

                           YATES CONSTRUCTION COMPANY
                               GOLDEN MOON CASINO
                                CONTRACT SCHEDULE

------------------------------------------------------------------------ ------------- ------------------- ------------------
      ACT ID                  ACTIVITY DESCRIPTION                         ORIG DUR       EARLY START        EARLY FINISH
------------------------------------------------------------------------ ------------- ------------------- ------------------
1 -SITE
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1000                              Mobilization                                30       01FEB01             02MAR01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1005                          Construction Fencing                            21       06FEB01             26FEB01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1010                               Demolition                                 30       06FEB01             07MAR01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1015                     Sitework at Tower/Casino Floor                       30       13FEB01             14MAR01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1016                      Sitework at West Parking Lot                        30       13FEB01             14MAR01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1020                    Sitework Remaining Casino/Hotel                       18       15MAR01             01APR01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1030                            Pile Load Tests                               14       23FEB01             08MAR01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1040                           Augercast Pilings                              50       09MAR01             27APR01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1050                     Clearing/Sitework East Parking                       60       05JUL01 *           02SEP01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1070                 Storm Drainage Main Building Perimeter                   30       02APR01             01MAY01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1075                      Storm Drainage East Parking                         30       01FEB01             02MAR01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1150                     Asphalt Paving/Curb/Sidewalks                       110       02APR02             21JUL02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1155                     Pavement Markings and Signage                        28       23JUN02             21JUL02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1165                          Fountains and Pools                            160       12JAN02             20JUN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1325                             Site Utilities                               45       02APR01             16MAY01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1335                              Marquee Sign                                90       22APR02             21JUL02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1350                       Irrigation and Landscaping                         75       07MAY02             21JUL02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
2 - HOTEL/CASINO
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1060                               Pile Caps                                  54       16MAR01             08MAY01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1080                            Matt Foundations                              25       16MAR01              09APR01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1090                             Slab on Grade                                75       10APR01             23JUN01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1095                          Basement Foundation                             60       16MAR01.            14MAY01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1100                            Tower Structure                              210       10APR01             06NOV01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1110                                 Globe                                    55       06JAN02             01MAR02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1120                             Trellis System                               90       12DEC01             15MAR02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1130                           Hotel Roof System                              65       18OCT01             26DEC01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1140                     Structural Casino/Retail Area                       110       24JUN01             12OCT01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1160                        Structural Back of House                          65       13OCT01             18DEC01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1170                       Structural at Top of Tower                         40       21NOV01             05JAN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1180                           Canopy Structural                              28       19DECOI             19JAN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1190                         Back of House Roofing                            45       14DEC01             31JAN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1200                             Casino Roofing                               30       23SEP01             22OCT01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1205                             Canopy Roofing                               30       21MAR02             19APR02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1210                         Spray on Fireproofing                           100       08OCT01             21JAN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1220                         Drywall at Hotel Tower                          230       24JUN01             15FEB02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1230                           Drywall at Casino                             160       09AUG01             21JAN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1240                    Drywall/Masonry at Back of House                     120       12NOV01             17MAR02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1250                           Drywall at Canopy                              60       20JAN02             20MAR02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
1260                              EIFS System                                160       06JAN02             14JUN02
======================= =====================================================================================================
Start date 01FEB01                                     Preliminary Schedule
                                         Based upon a Notice to Proceed February 1, 2001
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Finish date 05AUG02
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Data date 01FEB01
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Run date 23JAN01
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Page number 1A
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
(C)Primavera Systems, Inc.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

                           YATES CONSTRUCTION COMPANY
                               GOLDEN MOON CASINO
                                CONTRACT SCHEDULE

------------------------------------------------------------------------ ------------- ------------------- ------------------
      ACT ID                  ACTIVITY DESCRIPTION                         ORIG DUR       EARLY START        EARLY FINISH
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1265             Exterior Metal Wall Panel System                      90       17MAR02             14JUN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1270                  Exterior Windows Hotel                           90       24AUG01             21NOV01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1280                  Storefront/Curtainwall                           90       23SEP01             26DEC01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1290                  Doors/Hardware/Casino                            60       07APR02             05JUN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1291                   Doors/Hardware Hotel                           180       04DEC01             05JUN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1295               Coiling Doors/Dock Equipment                        25       18MAR02             11APR02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1300             Ceiling and Wall Finishes Hotel                      220       23OCT01             05JUN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1305                Interior Specialties Hotel                         90       07APR02             06JUL02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1306               Interior Specialties Casino                         60       06JUN02             05AUG02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1310             Ceiling and Wall Finishes Casino                     220       23OCT01             05JUN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1320         Ceiling and Wall Finishes Back of House                  120       18MAR02             16JUL02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1330                   Floor Finishes Hotel                           220       12NOV01             06JUL02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1340                  Floor Finishes Casino                           235       09DEC01             05AUG02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1360               Floor Finishes Back of House                       120       18MAR02             16JUL02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1370          Finish Carpentry/MillWork/Stone/Hotel                   220       23OCT01             05JUN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1380          Finsh Carpentry/Millwork/Stone/Casino                   245       23OCT01             30JUN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1390             Casino Architectural Specialties                     225       12NOV01             30JUN02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1400                  Food Service Equipment                          120       18MAR02             16JUL02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1430                  Elevators/Dumbwaiters                           211       06JAN02             05AUG02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1450                     Fire Protection                              475       10APR01             05AUG02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1460                        Mechanical                                475       10APR01             05AUG02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1470                        Electrical                                475       10APR01             05AUG02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
3 - BRIDGE
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1410                      Bridge Piling                                8        28APR01             05MAY01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1420                     Bridge Pile Caps                              6        06MAY01             11MAY01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1480              Bridge Columns/Escalator Pits                        12       12MAY01             23MAY01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1490                    Bridge Structural                              30       24MAY01             22JUN01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1500                   Bridge Slab on Deck                             6        23JUN01             28JUN01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1510                      Bridge Roofing                               12       23JUN01             05JUL01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1520                   Bridge Fireproofing                             6        06JUL01             11JUL01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1530               Bridge Exterior Wall System                         30       12JUL01             10AUG01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1540                    Bridge Window Wall                             30       11AUG01             09SEP01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1550             Bridge Ceiling and Wall Finishes                      20       10SEP01             29SEP01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1565                 Escalators/Moving Walks                          120       06JAN02             05MAY02
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1570                     Fire Protection                               90       06JUL01             03OCT01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1580                        Mechanical                                 90       06JUL01             03OCT01
------------------------------------------------------------------------ ------------- ------------------- ------------------
------------------------------------------------------------------------ ------------- ------------------- ------------------
       1590                        Electrical                                 90       06JUL01             03OCT01
------------------------------------------------------------------------ ------------- ------------------- ------------------
======================= =====================================================================================================
Start date 01FEB01                           Preliminary Schedule
                                 Based upon a Notice to Proceed February 1, 2001
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Finish date 05AUG02
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Data date 01FEB01
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Run date 23JAN01
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Page number 2A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
(C)Primavera Systems, Inc.
------------------------------------------------------------------------------------------------------------


                                   EXHIBIT "D"

           To Standard Form of Agreement Between Owner and Contractor
         Where the basis for payment is the Cost of the Work Plus a Fee
                   With a negotiated Guaranteed Maximum Price

           By and between The Mississippi Band of Choctaw Indians, dba
                 Choctaw Resort Development Enterprise, as Owner
                                       and
             W.G. Yates and Sons Construction Company, as Contractor

                             CONTRACT CLARIFICATIONS

The Contractor acknowledges that while the documents listed in Exhibit "B" require further development by the Architect, together with these clarifications they sufficiently identify the scope of the work anticipated by this Agreement and that they are sufficient for the preparation of the Guaranteed Maximum Price. At such time as the Drawings and Specifications are issued for construction, the Contractor will notify the Owner in writing of any potential scope changes within thirty (30) days of receipt by the Contractor after the Guaranteed Maximum Price is established.

The following clarifications have been used in the preparation of the Guaranteed Maximum Price:

General:

1. The Guaranteed Maximum Price includes pricing for all Work West of the existing location of Wolf Creek except as elsewhere excluded by the Contract. Pricing for Work East of the existing location of Wolf Creek presently shown on or indicated in the Contract Documents, or anticipated to be shown in future iterations of the Contract Documents, will be negotiated and added to the Guaranteed Maximum Price at a latter date.

2.       All Work relating to the Wolf Creek Project is not included.

3.       All Work relating to the Highway 16 Improvements is not included.

4. Work relating to the Silver Star Hotel and Casino or located South of Highway 16 is not included unless otherwise noted herein. The Agreement does incorporate the Pedestrian Bridge to a point at which it enters the Bridge Lobby on the South side of Highway 16. The Guaranteed Maximum Price does include the two escalators on the South side of Highway 16.

5. A ware house facility close to the project site shall be furnished by the Owner for the storage of materials or the Owner will be responsible for the cost of material storage incurred by the Contractor.

6. Where these Clarifications are silent the plans, specifications, and other Contract documents shall govern.

DIVISION 1

1.       All laboratory testing cost is by Owner.

2.       All permits are by Owner.

3.       All plan reproduction and shipping cost is by Owner.

4. All Architect or Owner Office's , equipment, utilities, furnishings, accessories, or any other expense required by these parties in the administration of the Agreement is not included.

5. The Owner shall provide an offsite parking area close to the project site for construction parking.

6.       Mock up rooms are not included.

7.       All utility usage expenses are to be paid by the Owner.

8. Owner is to furnish the Contractor with a complete boundary survey of the property, including benchmarks. This survey will be the basis of the Contractor's layout for the Project.

9. Utility demolition by Public Service Companies such as power, telephone, cable, gas, or other areas are not included. Demolition of utilities shall be coordinated by Contractor.

DIVISION 2

1.       No site furnishings are included.

DIVISION 3

1.       Precast Trellis Components

         (a) Finish to be two pass float finish. Finish is to be gray plant run concrete.

         (b) Embedded hardware and all loose hardware to be hot dipped galvanized.

DIVISION 4

1.       Marble on exterior of the Building is Black Absolute.

DIVISION 5

1. Pricing for steel in Pedestrian Bridge is for a design with a center support under the Pedestrian Bridge.

2.       Globe Structure

         (a) Specifications for the Globe System provide for a single source -- Mero Structures, Inc. This is an isolated system in which other competitive proposals, cannot be obtained by the Contractor. It is a system for which Mero Structures will be required to perform design services. The line item amount, $568,000, for this system shall be considered an allowance in the event Mero Structures cannot comply with the cost, Schedules, and terms of the Contractor Subcontract Agreement.

         (b) Finish -- Custom Gold Color Finish (Drylac Color 349/68240 BG-GOLD SMOOTH-MAT ME Batch # PA 8931 DF) per the sample forwarded to ARQ on August 14, 2000.

         (c) Spaceframe Sphere measures approximately 83'-0" in diameter. The spaceframe is unclad and supported vertically and laterally by its inner ring at the 24th Floor. In addition, the frame is laterally supported at the Observation Deck (27th Floor). Also, there are various supports at the edge where the sphere is cut out at the building between the 24th and 22th floors. The spaceframe does not provide any structural support for the components of the building within the sphere. Mero's geometry of the sphere is shown on drawings P-300 thru P-303 dated November 29, 2000.

         (d)      System: Steel KK Round Ball and Tube

         (e)      Module: Varies See Mero's drawings.

         (f)      Total Surface Area: Approximately 19,610 square feet.

         (g) Spaceframe material is hot dipped galvanized. Tube and node sizes to be as required structurally and will vary in size.

         (h) Mississippi Engineering Stamp on Structural Drawings and Calculations only.

         (i)      I.C.B.O. Approved Quality Control Program

         (j)      Mero's Standard One Year Warranty

         (k)      The following items are excluded from the scope of work.

                  (i)      More than (2) two design/site coordination meetings.


                  (ii) Cladding of the spaceframe or its design to accept cladding in the future

                  (iii)    Tubehole covers

3.       Structural

         (a)      Sphere - The following work is included:

                  (i) (200 tons)of structural and misc. steel (total tonnage for Sphere).

                  (ii)     Shear connectors

                  (iii)    Metal floor deck.

                  (iv)     Columns, beams, edge plate

         (b)      Other Structural

                  (i) An allowance of 1.25 pounds is included in lieu of the 3 pound per square foot miscellaneous steel allowance noted on S1.1.01.

                  (ii) Blast cleaning and special paint system on steel and joist is not included.

                  (iii) Any materials found on sections 15/S3.1.07, 2/S3.1.05, 17/S4.1.02, 1/S4.3.10 are not included.
                           These sections were not found on their respective section page.

                  (iv) Anchor bolt lengths have not been given on the column/anchor bolt schedule. We have included these anchor bolts as 24" long with double nuts for each bolt unless specified elsewhere in the structural scope of work.

                  (v) Base plates sizes have not been given for the C10 and C11 columns (columns shown on sheet S4.4.02). We include base plates as 2" x 36"x 36" with (2EA.) gusset plates at each column. Anchor bolts for these base plates are included as 1 -1/4" x 24" long with 2 nuts for each bolt.

                  (vi) The 24" deep wide flange girder that is not sized on sheet S1.5.02.11 is included as a W24 x 55.

                  (vii) On sheet S1.5.02.11, the structural steel between column lines 24B and 27B, E2.9 & G2 is not sized. Assume 15 pounds per square foot for this area.

                  (viii) On sheet S4.4.01, the structural steel at the roof of the escalator lobby oval has not been sized. Assume 15 pounds per square foot for this area.

                  (ix) The 12" x 8" x 1/4" tube steel at the north and south ends of the escalator oval (refer to drawing S1.5.02.11) is assumed to be rolled only utilizing one (1) radius. Should two (2) radiuses be required to roll these tubes a change will be required.

                  (x) Design calculations on steel joist and joist girders to be submitted after return of approved fabrication prints and fabrication of joist. Should calculations be required prior to approval, 6 additional weeks per sequence of joist will be required for submittal to engineer. This will affect overall construction schedule and the completion of the project.

                  (xi) Design calculations on structural steel connections are to be submitted for engineer's approval prior to fabrication.

                  (xii) Trusses to have field bolted splice connections at Casino area.

DIVISION 7

1.       Soffit finish material is EIFS.

2.       Fireproofing is included as follows:
         Steel Floor Beams - 2 hour rating,
         Steel Columns - 3 hour rating if supporting a floor and 2 hour rating if supporting a roof, Steel Roof beams, joists, and decking - 1 1/2 hour rating, Roof Structural members more than 20 feet above a finished floor or balcony - no rating.

         Fireproofing is CAFCO Blaze Shield II as manufactured by Isolatek International.

DIVISION 8

1. Guest room entry doors are Red Oak Veneer, solid core, 7'door height, premachined for hardware, with applied wood molding. Doors are primed for field applied finish paint.

2. Guest room bathroom and guest room closet louvered doors are solid pine, premachined for hardware. Doors are primed for field applied finish paint.

3.       Finish hardware is per the December 18, 2000 plans and specifications.

4. The following items are included for Rollup Doors, Shutters, and Dock Equipment.

         Description               Size/Rating          Operation           Model               Qty.
         -----------               -----------          ---------           -----               ----
         Rollup Fire Doors         8' x 8'UL            Motor               UFN40               6 EA.
         Rollup Fire Door          10'-6" x 8'UL        Motor               UFN40               1 EA.
         Rollup Fire Door          10' x 8UL            Motor               UFN40               2 EA.
         Rollup Fire Door          8'-9" x 8'UL         Motor               UFN40               1 EA.
         Service Door              20'-6" x 8'          Motor               FFN40               1 EA.
         Service Door              16' x 14'            Motor               FFN40               2 EA.

         Service Door              6'-6" x 8'           Motor               FFN40               1 EA.
         Service Door              8'-9" x 8'           Motor               FFN40               1 EA.
         Fire Rated Shutter        3' x 7'UL            Manual              UCPIO               2 EA.
         Counter Shutter           5' x 7'              Crank               CAN30               2 EA.
         Counter Shutter           2' x 7'              Crank               CAN30               1 EA.
         Counter Shutter           6' x 7'              Crank               CAN30               3 EA.
         Counter Shutter           10'-3" x 7'          Crank               CAN30               1 EA.
         Counter Shutter           5' x 7'              Crank               CAN30               1 EA.
         Counter Shutter           12' x 5'-5"UL        Crank               UCPN30              1 EA.

5.       Storefront and Glazing

         (a) Miscellaneous glazing at the Lowrise includes (2,110 square feet) of 1/4" clear tempered glass installed in borrowed lites and/or doors at back of house areas and offices areas on floors 1 and 2. Glass will be installed in hollow metal or wood frames specified in other divisions. Tempered glass is not fire rated.

         (b) Miscellaneous glazing at the Hotel includes (540 square feet) of 1/4" clear tempered glass installed in borrowed lites at the vending maching areas on floors 2 through 18. Glass will be installed in hollow metal or wood framing specified in other divisions. Tempered glazing is not fire rated.


6.       All glass etching is to be included in the Casino Specialty Items
         Allowance.

DIVISION 9

1. Guest Room Ceilings - Plexture coating by Duraplex at guestroom ceilings.

2. Painting for Mechanical, Fire Protection and Electrical work is included in Division 15 and 16 scope of work.

3. Pricing for Specialty wallcoverings is carried as part of Special Finish Allowance.

4. Pricing for stained concrete floors is carried as part of Special Finish Allowance.

5.       Black open grid ceiling tiles are 9/16 inch deep.

6.       VIP suite floors are carpet.

7.       Globe Drywall

         (a) Included are 3 5/8" 25 gauge drywall studs with 5/8" fire shield gypsum board.

         (b)      Fire Shield gypsum board

         (c)      1" Shaft liner


8. Globe EIFS finish is Quartputz Finish and calculated to require approximately 5,000 square feet.

9.       Ceilings Included:

         (a)      Casino

                  (i)      Acoustical ceiling at Back of House

                  (ii)     Acoustical ceiling at Meeting Rooms

                  (iii)    Panz Ceiling at Sports Bar

                  (iv) Cube ceiling at Casino floor (v) Cube ceiling at Show Lounge

                  (vi)     Cube ceiling at 24 Hour Dining

         (b)      Hotel

                  (i)      Acoustical ceiling

                  (ii)     Specialty ceiling 25th floor

         (c)      Bridge

                  (i)      Curvatura Elite System

10.      Wood Flooring Included:

         (a)      Steakhouse Restaurant including wood in the exhibition kitchen
                  #1463.

         (b)      Pan-Asian Restaurant

         (c)      24 Hour Dining excluding the patio area.

         (d)      Show Lounge Dance floor

         (e) The Steakhouse and the Pan-Asian Restaurants are glue-down. This material will glue directly to the concrete slab.

         (f) The 24 Hour Dining and the Dance floor are unfinished and are nail down products. Included is one layer of3/4" plywood.

         (g) Wood base is to be included as required in Division 6 Finish Carpentry and Millwork.

11.      Carpet

         (a)      Installation Included.

         (b)      Owner to furnish carpet and pad.

         (c) An overage of 10 percent has been included for waste on pattern carpet specified.

         (d)      Back of House included as glue-down.

         (e)      Hotel rooms included as stretch-in.

         (f)      Hotel corridors included as double stick.

         (g)      Carpet base is not included.

12.      Tiles and Stones

         (a)      Elevator Areas

                  (i) Pricing is based on a not to exceed cost of cost of $90.00 per square foot at the elevator exterior walls.

         (b)      Vanity Tops

                  (i) The Guest rooms A and B, Suites A and B, and Junior Suites include a 3/4" Giallo Realle vanity top with a 1 1/2" laminated full bullnose front edge, cutout and polished edge for undermount bowl, 4" splash with flat polished top and segmented apron.


DIVISION 12

1.       No window treatments are included.

DIVISION 14

1.       Elevators

         (a) Change "Galaxy" Elevators EL2a & E12b from 7D0 fpm custom gearless to 500 fpm pre-engineered EcoSystem MR gearless elevators with custom cab as specified and Kone's Delta fixtures and entrances without transoms.

         (b) Change VIP Elevators EL3 & E14 from 700 fpm custom gearless to 500 fpm pre-engineered EcoSystem MR gearless elevators with custom cab allowance as specified and Kone's Delta fixtures and entrances without transoms.

         (c) Change Guest Elevator EL5a, E15b, E16a, & E16b from 700 fpm custom gearless to 500 fpm pre-engineered EcoSystem MR gearless elevators with custom cabs as specified and Kone's Delta fixtures and entrances without transoms.

         (d) Change Guest Elevators EL8a & E18b from 350 fpm custom geared to 350 fpm pre-engineered EcoSystem MR gearless elevators with custom cabs as specified and Kone's Delta fixtures and entrances without transoms.

         (e) Omit etching on elevator entrance door panels at all typical floors (maintain etching at Lobby, where specified.

         (f) Dumbwaiters will be 500 lb. Capacity 50 fpm traction units finished in satin stainless steel.

         (g) Where unspecified, manufacturer will provide standard equipment finish.

         (h) Access doors in the overhead for E17a-7b to access the governors in the overhead is not included.

         (i) Due to the specified rope compensation, the elevator pits for the high-speed elevators must be increased from 10'-6" to 12-0".

         (j) For elevators El7a and El7b, the listed available overhead of 14'-6" is insufficient for the specified 1:1 roping at 350 fpm. There are options available for this situation.

         (k) Increase the overhead to 17'-9" and maintain the 1:1 roping and 350 fpm speed.

         (l) Maintain the 14'-6" overhead and increase pit depth to 7'-0" and change the roping from 1:1 to 2:1 under-slung and reduce the speed to 225 fpm. Option "b" will require additional hoistway width and additional pit depth. The hoistway size per cab will be increased to 10'-2" x 10"-101/2.

         (m) The specified arrangement and speed with the clarification that the available overhead will be increased to 17'-9" in included.

         (n) Escalators and moving walks are based on manufacturers standard dimensions and will be detailed in shop drawings.

         (o) Escalators and moving walks handrail bases and moving walk skirts will be made of silver anodized aluminum not stainless steel.

         (p)      The escalators included are based upon a 22'-6" vertical rise.

         (q)      Cab upgrades is included as an allowance in Exhibit "D-2".

DIVISION 15

1.       Fire Protection

         (a) Service to the fire protection system is included as part of the Site Utilities Allowance.

         (b)      A water storage tank is not included.

         (c)      A 1,500 GPM pump is provided.

DIVISION 16

1. Concrete encased duct for the primary service is included not to exceed 2,000 linear feet.

2. All transformers, metering, and primary cable or Utility company fees are not included.

3. Generators are sized to provide power to the gaming floor and for life safety requirements.

                                  EXHIBIT "D-1"

           To Standard Form of Agreement Between Owner and Contractor
         Where the basis for payment is the Cost. of the Work Plus a Fee
                   With a negotiated Guaranteed Maximum Price

           By and between The Mississippi Band of Choctaw Indians dba
                 Choctaw Resort Development Enterprise, as Owner
                                       And
              W.G. Yates & Sons Construction Company, as Contractor

                                   UNIT PRICES

         Unless otherwise stated below, the unit prices as listed herein shall include all costs necessary to perform the work including materials, applicable taxes, delivery costs and installation labor. The Contractor's supervision, overhead and profit have been included in the Contract Sum and will be subject to the Change Order provisions established in the Agreement.

         The following unit prices will be used for adjustments in the scope of the Work.

         I.  AUGER CAST PILINGS                 ADD             DEDUCT
         ----------------------                 ---             ------
o        14" Diameter                           $13.52          $3.52
o        18" Diameter                           $17.80          $4.30
o        24" Diameter                           $26.35          $5.35
o        Piling Mobilization Per Rig **         $18,819.00      $0.00

**Two Piling Rigs are included in the GMP.

                                  EXHIBIT "D-2"

           To Standard Form of Agreement Between Owner and Contractor
         Where the basis for payment is the Cost of the Work plus a Fee
                   With a negotiated Guaranteed Maximum Price

           By and between the Mississippi Band of Choctaw Indians dba
                 Choctaw Resort Development Enterprise, as Owner
                                       And
              W.G. Yates & Sons Construction Company, as Contractor

                                   ALLOWANCES

Unless otherwise stated below, the allowances as listed herein shall include all costs necessary to perform the work (e.g. labor, materials, equipment, freight, delivery, installation, general conditions, etc.) excluding only fee and gross receipts taxes. Contractor's fee and gross receipts taxes attributable to stated allowances shall be included in the Guaranteed Maximum Price but not in the allowances.

The following Allowances are included in the contract amount:

1.   Site Utilities                                                          $   500,000.00
2.   Landscaping/Irrigation/Precast Planters/Site Bollards West of               440,000.00
     Wolf Creek
3.   Metal Exterior Wall Panels - Building & Bridge                            1,250,000.00
4.   Firestopping                                                                100,000.00
5.   Joint Sealants                                                              125,000.00
6.   GlobeGlass                                                                  150,000.00
7.   FRP Panels                                                                   50,000.00
8.   Special Paint Finishes                                                      150,000.00
9.   Signage, all types                                                        1,145,000.00
10.  Spa Lockers                                                                   9,100.00
11.  Sauna/Steam Room                                                             33,000.00
12.  Elevator Cab upgrades                                                       160,000.00
13.  Data Systems                                                                200,000.00
14.  Master TV System                                                            280,000.00
15.  Telephone/Communications System                                             500,000.00
16.  Music & Paging System                                                       200,000.00
17.  Special A/V Systems                                                         537,000.00
18.  Dimming System                                                              200,000.00
19.  Exterior Facade Lighting                                                    140,000.00
20.  Curtainwall Specialty Lighting                                               65,000.00
21.  Entry Canopy Lighting                                                        30,000.00
22.  Swimming Pool Deck Lighting                                                  40,000.00
23.  Additional Exterior Lighting                                                125,000.00
24.  All Work Associated With Fountains & Pools                              $ 4,727,400.00
25.  Finish Carpentry, Architectural Woodwork, Millwork, Casino
     Specialty Items, and Blocking for these items                            10,766,500.00
26.  Mechanical                                                               17,060,000.00
27.  Electrical (excluding Bridge Elec & Site Elec)                           14,500,000.00
28.  Shower Enclosures                                                           298,527.00
29.  Mirrors-guestroom, public & back of house (no framed mirrors                228,678.00
     included)

                        END

                                   EXHIBIT "E"

           To Standard Form of Agreement Between Owner and Contractor
         Where the basis for payment is the Cost of the Work Plus a Fee
                   With a negotiated Guaranteed Maximum Price

           By and between The Mississippi Band of Choctaw Indians, dba
                 Choctaw Resort Development Enterprise, as Owner
                                       and
             W.G. Yates and Sons Construction Company, as Contractor



                                    ARTICLE 1
                               LIABILITY INSURANCE

1. Contractor shall as part of the reimbursable costs subject to the Guaranteed Maximum Price provide and maintain during the entire performance period of this Contract at least the kinds and minimum amounts of insurance required herein. Owner, its affiliated and associated companies, its employees, its agents, the Architect, and the Lender or Lenders designated by Owner (collectively, the Protected Parties) shall be named as additional insureds on Contractor's insurance policies as provided for herein. Each policy shall state that such insurance is primary and that any insurance maintained by Owner or any other Protected Party is excess and non-contributory. Owner may from time to time reasonably designate insurance coverages other than or in addition to those specified herein, in such amounts and with such endorsements as may be required by Owner and an appropriate adjustment shall be made to the Guaranteed Maximum Price.

2. Before commencing Work under this Contract, Contractor shall furnish each Protected Party with a Certificate of Insurance evidencing that the required insurance has been obtained. The policies evidencing required insurance shall contain terms to the effect that any cancellation or any material change adversely affecting a Protected Party's interest shall not be effective without ninety (90) days prior notice to such Protected Party, with the exception of nonpayment for premium, which is ten days. Standard Certificates of Insurance which do not provide for each Protected Party's status as a Protected Party and mandatory advance notice of cancellation or material changes in coverage are not acceptable under this provision.

3.       Standard Insurance Schedule

         Policies - At all times during the term of this Contract, Contractor shall procure, pay for, and maintain, with approved insurance carriers, the insurance set forth below, and shall require all subcontractors performing Work under this Contract to (1) Procure and maintain during the life of the subcontract the same insurance requirements as the Contractor, or (2) insure the activities of the subcontractors in its insurance policies and require the said subcontractor pay the applicable cost of the insurance.

         a.       Workers' Compensation and Employers Liability Insurance

                  Workers' Compensation:
                  Statutory Limits
                  Employers Liability:
                  Limits Required:

                                 $1,000,000        Each Accident
                                 $1,000,000        Disease
                                 $1,000,000        Disease Aggregate

                  These insurance policies must be endorsed with Waiver of Subrogation Endorsements, waiving the carrier's right of subrogation with respect to each Protected Party, and must also be endorsed with Master and Servant (Alternate Employer) Endorsements.

         b.       Commercial General Liability (CGL)

                  (1)      Contractor's Operation
                  (2)      Premises Liability
                  (3)      Broad Form Contractual Liability
                  (4)      Completed Operations

                  (5) Damage due to explosion, collapse or underground operations

                  (6) Product liability for any product manufactured, assembled, or otherwise worked on in connection with the Work under this Contract

                  (7)      Fellow Employee Coverage
                  (8)      Extended Contractual

                  Limits Required - Bodily Injury and Property Damage Combined:

                                 $1,000,000   Each Occurrence
                                 $2,000,000   Products - Completed Operations
                                  2,000,000   General Aggregate (other than
                                              Products - Completed Operations)
                                              dedicated to Project
                                 $1,000,000   Personal and Advertising Injury

         c. Automobile Liability Insurance (All vehicles used in Work performed, whether owned, hired, or non-owned)

                  Limits Required - Bodily Injury and Property Damage Combined:

                                 $1,000,000   Each Occurrence
                                 No Aggregate

         d.       Umbrella Liability

                      An Umbrella Liability policy in the amount of $100,000,000 in excess of the primary coverage required shall be maintained by Contractor at all times during the term of the Agreement. Policy coverage must be on an "occurrence" basis.

                  4. Special Conditions - Concerning Insurance to be furnished by Contractor, it is a condition precedent to acceptability thereof that:

         A. Approval, disapproval, or failure to act by Owner regarding any insurance supplied by Contractor shall not relieve Contractor of responsibility or liability for damages and accidents set forth therein. Neither shall the bankruptcy, insolvency, or denial of liability by the insurance company exonerate Contractor from liability.

         B. No special payment shall be made by any Protected Party for insurance that Contractor may be required to carry; all payments are included in the Contract Sum.

         C. The insurance companies issuing the policy or policies shall have no recourse against any Protected Party for payment of any premiums or for assessments under any form of policy.

         D. All insurance policies must be endorsed with Waiver of Subrogation Endorsements, waiving the carrier's right of subrogation with respect to each Protected Party.

                  5. Any of such insurance policies may be written in combination with any of the others, where legally permitted, but none of the specified limits may be lowered thereby.

                  6.  Proof of Insurance:

                  a. When requested by any Protected Party, copies of any policies must be furnished to any Protected Party; otherwise, any Protected Party shall require certificates only.

                  b. Certificates indicating Contractor coverage to be in force shall be filed with each Protected Party prior to commencement of the Work.

                  c. All Certificates shall indicate the A.M. Best Company rating of A VII OR BETTER of the insurance company.

                  d. Within thirty (30) days subsequent to renewal of required coverage, Contractor shall provide to any Protected Party a Certificate of Insurance evidencing renewal of required coverage.

                  7.  Changes to Insurance

                      Insurance requirements may be changed at any time by Owner during the term of this Contract due to changes in the law, changes in Owner's policy, or increased risk due to the nature of the Work being performed and an appropriate adjustment shall be made to the Guaranteed Maximum Price..

                  8.  Surety Requirements

                      Concerning bonds to be furnished by Contractor, it is a condition precedent to acceptability that the surety company shall have a minimum A.M. Best Company rating of "A" and be listed by the U.S. Department of the Treasury as an acceptable surety.

Any limits of insurance require herein may be met by primary and/or excess insurance

                                    ARTICLE 2
                          ALL RISK BUILDER'S INSURANCE

Until physical occupancy by a resident of the premises pursuant to a Certificate of Occupancy issued by the appropriate local governmental agency, Contractor shall maintain an All-Risk Builder's Risk policy in the amount equal to 100% of the replacement cost of the Work completed, including materials delivered, labor performed and all improvements, equipment, inventory and all other related items. This policy shall be written in the name of the Owner, the Contractor, and the Lender(s) as their interests may appear, and the Subcontractors shall be additional insureds as their interests may appear. The maximum All Risk Builders Risk policy deductible is $10,000 except for a deductable of $250,000 for flooding.

The policy shall insure the interest of the Owner, Contractor and Subcontractors on an "ALL RISK" basis, including, but not limited to, coverage against fire, flood (any site in flood zone "A"), earthquake (if customary for the geographic area or if requested by Owner), lightning, wind damage, hail, explosion, theft, riot or civil commotion, aircraft, and other vehicles, collapse and coverage available under the equipment "Installation Floater".

Coverage must include all materials, supplies and equipment that are intended for specific installation in the Project, while such materials, supplies and equipment are located at the Project Site, in Transit or while temporarily located away from the Project Site for the purpose of repair, adjustment or storage at the risk of one of the insured parties.

The policy must be endorsed (a) waiving the carrier's rights of recovery under subrogation against the Owner, their officers, agents and employees, and Contractor whose interest is insured under the policy, and (b) so as to provide that the insurance company will not cancel such insurance without giving at least ninety (90) days prior written notice to each Protected Party except for ten (10) days notice for non-payment of premium.

                                    ARTICLE 3
                          PERFORMANCE AND PAYMENT BONDS

Contractor will provide the Owner with a performance and a payment bond each in the full amount of the Contract Sum for the faithful performance of the Contract and payment of Project subcontractors and suppliers, respectively. The performance bond shall provide for payment of all increased costs and expenses incurred to enforce or complete the Contract, in accordance with the Plans and Specifications, including any legal fees, costs and interest. The performance bond shall further provide that the Work at all times shall be free and clear of all liens of workmen, material suppliers, subcontractors, or due to any activity of Contractor. The performance and payment bonds shall name the Owner and lender(s) as an dual obligees and shall be on a form(s) and with a surety company approved by Owner. The aforementioned bonds will be furnished at Owner's expense, as set forth in the Agreement.

                                    ARTICLE 4
                               SPECIAL CONDITIONS

Certified copies of the Insurance Policies affecting this project will be provided to the Tribal Comptroller. Any changes during the Contract Period will be likewise filed and extensions of coverage required by this contract will also be filed annually with the Tribal Comptroller.

In the event Owner receives notification of intent to cancel such insurance previously referred to, for non-payment of premium, the Owner has the right to pay said premium or procure replacement insurance to prevent any interruption or delay in the construction process and said payment of premium or procurement of replacement insurance will be charged against the contract price.

The Owner upon receiving Notice of Intent to Cancel for Non-Payment of Premium shall give the Contractor one (1) business day's written notice of intent to assume payment of premium or the procurement of replacement coverage providing Contractor with the opportunity to remedy the delinquency.

                                       END

                                  [INSERT LOGO]


               General Conditions of the Contract for Construction

                            AIA DOCUMENT A201 - 1997
                        1997 EDITION - ELECTRONIC FORMAT


This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractor of America.

Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, (C) 1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

TABLE OF ARTICLES

1.       GENERAL PROVISIONS

2.       OWNER

3.       CONTRACTOR

4.       ADMINISTRATION OF THE CONTRACT

5.       SUBCONTRACTORS

6.       CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

7.       CHANGES IN THE WORK

8.       TIME

9.       PAYMENTS AND COMPLETION

10.      PROTECTION OF PERSONS AND PROPERTY

11.      INSURANCE AND BONDS

12.      UNCOVERING AND CORRECTION OF WORK

AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - Copyright 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

13.      MISCELLANEOUS PROVISIONS

14.      TERMINATION OR SUSPENSION OF THE CONTRACT

INDEX

Acceptance of Nonconforming Work
     9.6.6, 9.9.3, 12.3
Acceptance of Work
     9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3
Access to Work
     3.16, 6.2.1, 12.1
Accident Prevention
     4.2.3, 10
Acts and Omissions
     3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.8, 4.4.1, 8.3.1, 9.5.1,
     10.2.5, 13.4.2, 13.7, 14.1
Addenda
     1.1.1, 3.11
Additional Costs, Claims for
     4.3.4, 4.3.5, 4.3.6, 6.1.1, 10.3
Additional Inspections and Testing
     9.8.3, 12.2.1, 13.5
Additional Time, Claims for
     4.3.4, 4.3.7, 8.3.2
ADMINISTRATION OF THE CONTRACT
     3.1.3, 4, 9.4, 9.5
Advertisement or Invitation to Bid
     1.1.1
Aesthetic Effect
     4.2.13, 4.5.1
Allowances
     3.8
All-risk Insurance
     11.4.1.1
Applications for Payment
     4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10,
     11.1.3, 14.2.4, 14.4.3
Approvals
     2.4, 3.1.3, 3.5, 3.10.2, 3.12, 4.2.7, 9.3.2, 13.4.2, 13.5
Arbitration
     4.3.3, 4.4, 4.5.1, 4.5.2, 4.6, 8.3.1, 9.7.1, 11.4.9, 11.4.10
Architect
     4.1
Architect, Definition of
     4.1.1
Architect, Extent of Authority
     2.4, 3.12.7, 4.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.3.6, 7.4, 9.2, 9.3.1, 9.4,
     9.5, 9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility 2.1.1, 3.3.3, 3.12.4,
     3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6, 4.2.7, 4.2.10, 4.2.12,
     4.2.13, 4.4, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect's Additional Services and Expenses
     2.4, 11.4.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4
Architect's Administration of the Contract
     3.1.3, 4.2, 4.3.4, 4.4, 9.4, 9.5
Architect's Approvals
     2.4, 3.1.3, 3.5.1, 3.10.2, 4.2.7
Architect's Authority to Reject Work
     3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect's Copyright
     1.6
Architect's Decisions
     4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3,
     7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2,
     14.2.4
Architect's Inspections
     4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5
Architect's Instructions
     3.2.3, 3.3.1, 4.2.6, 4.2.7, 4.2.8, 7.4.1, 12.1, 13.5.2
Architect's Interpretations
     4.2.11, 4.2.12, 4.3.6
Architect's Project Representative
     4.2.10
Architect's Relationship with Contractor
     1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10,
     3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2,
     7, 8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7,
     12, 13.4.2, 13.5
Architect's Relationship with Subcontractors
     1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.4.7
Architect's Representations
     9.4.2, 9.5.1, 9.10.1
Architect's Site Visits
     4.2.2, 4.2.5, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Asbestos
     10.3.1
Attorneys' Fees
     3.18.1, 9.10.2, 10.3.3
Award of Separate Contracts
     6.1.1, 6.1.2
Award of Subcontracts and Other Contracts for Portions of the
Work
     5.2
Basic Definitions
     1.1
Bidding Requirements
     1.1.1, 1.1.7, 5.2.1, 11.5.1
Boiler and Machinery Insurance
     11.4.2
Bonds, Lien
     9.10.2
Bonds, Performance, and Payment
     7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Building Permit
     3.7.1
Capitalization
     1.3
Certificate of Substantial Completion
     9.8.3, 9.8.4, 9.8.5
Certificates for Payment
     4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1,
     9.1.0.3, 13.7, 14.1.1.3, 14.2.4
Certificates of Inspection, Testing or Approval
     13.5.4
Certificates of Insurance
     9.10.2, 11.1.3
Change Orders
     1.1.1, 2.4.1, 3.4.2, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 4.3.4, 4.3.9, 5.2.3,
     7.1, 7.2, 7.3, 8.3.1, 9.3.1.1, 9.10.3, 11.4.1.2, 11.4.4, 11.4.9, 12.1.2
Change Orders, Definition of
     7.2.1
CHANGES IN THE WORK
     3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 11.4.9
Claim, Definition of
     4.3.1

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Claims and Disputes
     3.2.3, 4.3, 4.4, 4.5, 4.6, 6.1.1, 6.3, 7.3.8, 9.3.3, 9.10.4,
     10.3.3
Claims and Timely Assertion of Claims
     4.6.5
Claims for Additional Cost
     3.2.3, 4.3.4, 4.3.5, 4.3.6, 6.1.1, 7.3.8, 10.3.2
Claims for Additional Time
     3.2.3, 4.3.4, 4.3.7, 6.1.1, 8.3.2, 10.3.2
Claims for Concealed or Unknown Conditions
     4.3.4
Claims for Damages
     3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1,
     11.4.5, 11.4.7, 14.1.3, 14.2.4
Claims Subject to Arbitration
     4.4.1, 4.5.1, 4.6.1
Cleaning Up
     3.15, 6.3
Commencement of Statutory Limitation Period
     13.7
Commencement of the Work, Conditions Relating to
     2.2.1, 3.2.1, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 4.3.5, 5.2.1, 5.2.3, 6.2.2,
     8.1.2, 8.2.2, 8.3.1, 11.1, 11.4.1, 11.4.6, 11.5.1
Commencement of the Work, Definition of
     8.1.2
Communications Facilitating Contract Administration
     3.9.1, 4.2.4
Completion, Conditions Relating to
     1.6.1, 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2,
     13.7, 14.1.2
COMPLETION, PAYMENTS AND
     9
Completion, Substantial
     4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2,
     12.2, 13.7
Compliance with Laws
     1.6.1, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6.4, 4.6.6, 9.6.4,
     10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions
     4.3.4, 8.3.1, 10.3
Conditions of the Contract
     1.1.1, 1.1.7, 6.1.1, 6.1.4
Consent, Written
     1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1,
     9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY SEPARATE
CONTRACTORS
     1.1.4, 6
Construction Change Directive, Definition of
     7.3.1
Construction Change Directives
     1.1.1, 3.12.8, 4.2.8, 4.3.9, 7.1, 7.3, 9.3.1.1
Construction Schedules, Contractor's
     1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contingent Assignment of Subcontracts
     5.4, 14.2.2.2
Continuing Contract Performance
     4.3.3
Contract, Definition of
     1.1.2
CONTRACT, TERMINATION OR SUSPENSION OF THE
     5.4.1.1, 11.4.9, 14
Contract Administration
     3.1.3, 4, 9.4, 9.5
Contract Award and Execution, Conditions Relating to 3.7.1, 3.10, 5.2, 6.1,
     11.1.3, 11.4.6, 11.5.1
Contract Documents, The
     1.1, 1.2
Contract Documents, Copies Furnished and Use of
     1.6, 2.2.5, 5.3
Contract Documents, Definition of
     1.1.1
Contract Sum
     3.8, 4.3.4, 4.3.5, 4.4.5, 5.2.3, 7.2, 7.3, 7.4, 9.1, 9.4.2, 9.5.1.4, 9.6.7,
     9.7, 10.3.2, 11.4.1, 14.2.4, 14.3.2
Contract Sum, Definition of
     9.1
Contract Time
     4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1.3, 7.3, 7.4, 8.1.1, 8.2, 8.3.1, 9.5.1,
     9.7, 10.3.2, 12.1.1, 14.3.2
Contract Time, Definition of
     8.1.1
CONTRACTOR
     3
Contractor, Definition of
     3.1, 6.1.2
Contractor's Construction Schedules
     1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contractors Employees
     3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3,
     11.1.1, 11.4.7, 14.1, 14.2.1.1,
Contractor's Liability Insurance
     11.1
Contractors Relationship with Separate Contractors and Owner's
Forces
     3.12.5, 3.14.2, 4.2.4, 6, 11.4.7, 12.1.2, 12.2.4
Contractor's Relationship with Subcontractors
     1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2, 11.4.1.2,
     11.4.7, 11.4.8
Contractor's Relationship with the Architect
     1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10,
     3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2,
     7, 8.3.1, 9.2, 9.3, 9.4, .5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12,
     13.4.2, 13.5
Contractor's Representations
     1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2
Contractor's Responsibility for Those Performing the Work
     3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Contractor's Review of Contract Documents
     1.5.2, 3.2, 3.7.3
Contractor's Right to Stop the Work
     9.7
Contractors Right to Terminate the Contract
     4.3.10, 14.1
Contractor's Submittals
     3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8.2, 9.8.3,
     9.9.1, 9.10.2, 9.10.3, 11.1.3, 11.5.2
Contractor's Superintendent
     3.9, 10.2.6
Contractor's Supervision and Construction Procedures 1.2.2, 3.3, 3.4, 3.12.10,
     4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 7.3.6, 8.2, 10, 12, 14

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Contractual Liability Insurance
     11.1.1.8, 11.2, 11.3
Coordination and Correlation
     1.2, 1.5.2, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1
Copies Furnished of Drawings and Specifications
     1.6, 2.2.5, 3.11
Copyrights
     1.6, 3.17
Correction of Work
     2.3, 2.4, 3.7.4, 4.2.1, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2,
     13.7.1.3
Correlation and Intent of the Contract Documents
     1.2
Cost, Definition of
     7.3.6
Costs
     2.4, 3.2.3, 3.7.4, 3.8.2, 3.15.2, 4.3, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.6,
     7.3.7, 7.3.8, 9.10.2, 10.3.2, 10.5, 11.3, 11.4, 12.1, 12.2.1, 12.2.4, 13.5,
     14
Cutting and Patching
     6.2.5, 3.14
Damage to Construction of Owner or Separate Contractors
     3.14.2, 6.2.4, 9.2.1.5, 10.2.1.2, 10.2.5, 10.6, 11.1, 11.4, 12.2.4
Damage to the Work
     3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.6, 11.4, 12.2.4
Damages, Claims for
     3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1,
     11.4.5, 11.4.7, 14.1.3, 14.2.4
Damages for Delay
     6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2
Date of Commencement of the Work, Definition of
     8.1.2
Date of Substantial Completion, Definition of
     8.1.3
Day, Definition of
     8.1.4
Decisions of the Architect
     4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3,
     7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2,
     14.2.4
Decisions to Withhold Certification
     9.4.1, 9.5, 9.7, 14.1.1.3
Defective or Nonconforming Work, Acceptance, Rejection and
Correction of
     2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2, 9.9.3,
     9.10.4, 12.2.1, 13.7.1.3
Defective Work, Definition of
     3.5.1
Definitions
     1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 4.3.1, 5.1, 6.1.2,
     7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1
Delays and Extensions of Time
     3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3,
     9.5.1, 9.7.1.10.3.2, 10.6.1, 14.3.2
Disputes
     4.1.4, 4.3, 4.4, 4.5, 4.6, 6.3, 7.3.8
Documents and Samples at the Site
     3.11
Drawings, Definition of
     1.1.5
Drawings and Specifications, Use and Ownership of
     1.1.1, 1.3, 2.2.5, 3.11, 5.3
Effective Date of Insurance
     8.2.2, 11.1.2
Emergencies
     4.3.5, 10.6, 14.1.1.2
Employees, Contractor's
     3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3,
     11.1.1, 11.4.7, 14.1, 14.2.1.1
Equipment, Labor, Materials and
     1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7,
     5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4,
     14.2.1.2
Execution and Progress of the Work
     1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3, 3.4, 3.5, 3.7, 3.10, 3.12,
     3.14, 4.2.2, 4.2.3, 4.3.3, 6.2.2, 7.1.3, 7.3.4, 8.2, 9.5, 9.9.1, 10.2,
     10.3, 12.2, 14.2, 14.3
Extensions of Time
     3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1,
     10.3.2, 10.6.1, 14.3.2
Failure of Payment
     4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Faulty Work
     (See Defective or Nonconforming Work)
Final Completion and Final Payment
     4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5,
     12.3.1, 13.7, 14.2.4, 14.4.3
Financial Arrangements, Owners
     2.2.1, 13.2.2, 14.1.1.5
Fire and Extended Coverage Insurance
     11.4
GENERAL PROVISIONS
     1
Governing Law
     13.1
Guarantees (See Warranty)
Hazardous Materials
     10.2.4, 10.3, 10.5
Identification of Contract Documents
     1.5.1
Identification of Subcontractors and Suppliers
     5.2.1
Indemnification
     3.17, 3.18, 9.10.2, 10.3.3, 10.5, 11.4.1.2, 11.4.7
Information and Services Required of the Owner
     2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5,
     9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2,
     14.1.1.4, 14.1.4
Injury or Damage to Person or Property
     4.3.8, 10.2, 10.6
Inspections
     3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.2, 9.8.3,
     9.9.2, 9.10.1, 12.2.1, 13.5
Instructions to Bidders
     1.1.1
Instructions to the Contractor
     3.2.3, 3.3.1, 3.8.1, 4.2.8, 5.2.1, 7, 12, 8.2.2, 13.5.2
Insurance
     3.18.1, 6.1.1, 7.3.6, 8.2.1, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 9.10.5,
     11
Insurance, Boiler and Machinery
     11.4.2
Insurance, Contractors Liability

     11.1
Insurance, Effective Date of
     8.2.2, 11.1.2
Insurance, Loss of Use
     11.4.3
Insurance, Owner's Liability
     11.2
Insurance, Project Management Protective Liability
     11.3
Insurance, Property
      10.2.5, 11.4
Insurance, Stored Materials
     9.3.2, 11.4.1.4
INSURANCE AND BONDS
     11
Insurance Companies, Consent to Partial Occupancy
     9.9.1, 11.4.1.5
Insurance Companies, Settlement with
     11.4.10
Intent of the Contract Documents
     1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4
Interest
     13.6
Interpretation
     1.2.3, 1.4, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4
Interpretations, Written
     4.2.11, 4.2.12, 4.3.6
Joinder and Consolidation of Claims Required
     4.6.4
Judgment on Final Award
     4.6.6
Labor and Materials, Equipment
     1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 42.6, 4.2.7,
     5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4,
     14.2.1.2
Labor Disputes
     8.3.1
Laws and Regulations
     1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1,
     10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Liens
     2.1.2, 4.4.8, 8.2.2, 9.3.3 , 9.10
Limitation on Consolidation or Joinder
     4.6.4
Limitations, Statutes of
     4.6.3, 12.2.6, 13.7
Limitations of Liability
     2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.10, 3.17, 3.18, 4.2.6, 4.2.7,
     4.2.12, 6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.10.4, 10.3.3, 10.2.5, 11.1.2, 11.2.1,
     11.4.7, 12.2.5, 13.4.2
Limitations of Time
     2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 4.3, 4.4,
     4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 2. 9.3.3, 9.4.1,
     9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2,
     13.5, 13.7, 14
Loss of Use Insurance
     11.4.3
Material Suppliers
     1.6, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5
Materials, Hazardous
     10.2.4, 10.3, 10.5
Materials, Labor, Equipment and
     1.1.3, 1.1.6, 1.6.1, 3.4, 3.5.1, 3.8.2, 3.8.23, 3.12, 3.13, 3.15.1, 4.2.6,
     4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4,
     14.2.1.2
Means, Methods, Techniques, Sequences and Procedures of
Construction
     3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2
Mechanic's Lien
     4.4.8
Mediation
     4.4.1, 4.4.5, 4.4.6, 4.4.8, 4.5, 4.6.1, 4.6.2, 8.3.1, 10.5
Minor Changes in the Work
     1.1.1, 3.12.8, 4.2.8, 4.3.6, 7.1, 7.4
MISCELLANEOUS PROVISIONS
     13
Modifications, Definition of
     1.1.1
Modifications to the Contract
     1.1.1, 1.1.2, 3.7.3, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7,
     10.3.2, 11.4.1
Mutual Responsibility
     6.2
Nonconforming Work, Acceptance of
     9.6.6, 9.9.3, 12.3
Nonconforming Work, Rejection and Correction of
     2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2.1,
     13.7.1.3
Notice
     2.2.1, 2.3, 2.4, 3.2.3, 3.3.1, 3.7.2, 3.7.4, 3.12.9, 4.3, 4.4.8, 4.6.5,
     5.2.1, 8.2.2, 9.7, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3,
     13.5.1, 13.5.2, 14.1, 14.2
Notice, Written
     2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2,
     9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Notice of Testing and Inspections
     13.5.1, 13.5.2
Notice to Proceed
     8.2.2
Notices, Permits, Fees and
     2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Contractor's
     1.5.2, 3.2, 3.7.3, 4.3.4
Occupancy
     2.2, 9.6.6, 9.8, 11.4.1.5
Orders, Written
     1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2,
     14.3.1
OWNER
     2
Owner, Definition of
     2.1
Owner, Information and Services Required of the
     2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5,
     9.3.2, 9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2,
     14.1.1.4, 14.1.4
Owner's Authority
     1.6, 2.1.1, 2.3, 2.4, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.1.3, 4.2.4,
     4.2.9, 4.3.6, 4.4.7, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2,
     8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.1, 11.4.3,
     11.4.10, 12.2.2, 12.3.1, 13.2.2, 14.3, 14.4

Owner's Financial Capability
     2.2.1, 13.2.2, 14.1.1.5
Owner's Liability Insurance
     11.2
Owner's Loss of Use Insurance
     11.4.3
Owner's Relationship with Subcontractors
     1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2, 14.2.2
Owner's Right to Carry Out the Work
     2.4, 12.2.4, 14.2.2.2
Owner's Right to Clean Up
     6.3
Owner's Right to Perform Construction and to Award Separate
Contracts
     6.1
Owner's Right to Stop the Work
     2.3
Owner's Right to Suspend the Work
     14.3
Owner's Right to Terminate the Contract
     14.2
Ownership and Use of Drawings, Specifications and Other
Instruments of Service
     1.1.1, 1.6, 2.2.5, 3.2.1, 3.11.1, 3.17.1, 4.2.12, 5.3
Partial Occupancy or Use
     9.6.6, 9.9, 11.4.1.5
Patching, Cutting and
     3.14, 6.2.5
Patents
     3.17
Payment, Applications for
     4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 9.10.3,
     9.10.5, 11.1.3, 14.2.4, 14.4.3
Payment, Certificates for
     4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1,
     9.10.3, 13.7, 14.1.1.3, 14.2.4
Payment, Failure of
     4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Payment, Final
     4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5,
     12.3.1, 13.7, 14.2.4, 14.4.3
Payment Bond, Performance Bond and
     7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Payments, Progress
     4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
PAYMENTS AND COMPLETION
     9
Payments to Subcontractors
     5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8, 14.2.1.2
PCB
     10.3.1
Performance Bond and Payment Bond
     7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Permits, Fees and Notices
     2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION OF
     10
Polychlorinated Biphenyl
     10.3.1
Product Data, Definition of
     3.12.2
Product Data and Samples, Shop Drawings
     3.11, 3.12, 4.2.7
Progress and Completion
     4.2.2, 4.3.3, 8.2, 9.8, 9.9.1, 14.1.4
Progress Payments
     4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
Project, Definition of the
     1.1.4
Project Management Protective Liability Insurance
     11.3
Project Manual, Definition of the
     1.1.7
Project Manuals
     2.2.5
Project Representatives
     4.2.10
Property Insurance
     10.2.5, 11.4
PROTECTION OF PERSONS AND PROPERTY
     10
Regulations and Laws
     1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1,
     10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Rejection of Work
     3.5.1, 4.2.6, 12.2.1
Releases and Waivers of Liens
     9.10.2
Representations
     1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2,
     9.10.1
Representatives
     2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1
Resolution of Claims and Disputes
     4.4, 4.5, 4.6
Responsibility for Those Performing the Work
     3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Retainage
     9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3
Review of Contract Documents and Field Conditions by
Contractor
     1.5.2, 3.2, 3.7.3, 3.12.7, 6.1.3
Review of Contractor's Submittals by Owner and Architect
     3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2
Review of Shop Drawings, Product Data and Samples by
Contractor
     3.12
Rights and Remedies
     1.1.2, 2.3, 2.4, 3.5.1, 3.15.2, 4.2.6, 4.3.4, 4.5, 4.6, 5.3, 5.4, 6.1, 6.3,
     7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2, 12.2.4, 13.4, 14
Royalties, Patents and Copyrights
     3.17
Rules and Notices for Arbitration
     4.6.2
Safety of Persons and Property
     10.2, 10.6
Safety Precautions and Programs
     3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.6
Samples, Definition of
     3.12.3
Samples, Shop Drawings, Product Data and
     3.11, 3.12, 4.2.7
Samples at the Site, Documents and

     3.11
Schedule of Values
     9.2, 9.3.1
Schedules, Construction
     1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Separate Contracts and Contractors
     1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 4.6.4, 6, 8.3.1, 11.4.7,
     12.1.2, 12.2.5
Shop Drawings, Definition of
     3.12.1
Shop Drawings, Product Data and Samples
     3.11, 3.12, 4.2.7
Site, Use of
     3.13, 6.1.1, 6.2.1
Site Inspections
     1.2.2, 3.2.1, 3.3.3, 3.7.1, 4.2, 4.3.4, 9.4.2, 9.10.1, 13.5
Site Visits, Architect's
     4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing
     4.2.6, 12.2.1, 13.5
Specifications, Definition of the
     1.1.6
Specifications, The
     1.1.1, 1.1.6, 1.1.7, 1.2.2, 1.6, 3.11, 3.12.10, 3.17
Statute of Limitations
     4.6.3, 12.2.6, 13.7
Stopping the Work
     2.3, 4.3.6, 9.7, 10.3, 14.1
Stored Materials
     6.2.1, 9.3.2, 10.2.1.2, 10.2.49, 11.4.1.4
Subcontractor, Definition of
     5.1.1
SUBCONTRACTORS
     5
Subcontractors, Work by
     1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7
Subcontractual Relations
     5.3, 5.4, 9.3.1.2, 9.6, 9.10 10.2.1, 11.4.7, 11.4.8, 14.1,
     14.2.1, 14.3.2
Submittals
     1.6, 3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8, 9.9.1,
     9.10.2, 9.10.3, 11.1.3
Subrogation, Waivers of
     6.1.1, 11.4.5, 11.4.7
Substantial Completion
     4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2,
     12.2, 13.7
Substantial Completion, Definition of
     9.8.1
Substitution of Subcontractors
     5.2.3, 5.2.4
Substitution of Architect
     4.1.3
Substitutions of Materials
     3.4.2, 3.5.1, 7.3.7
Sub-subcontractor, Definition of
     5.1.2
Subsurface Conditions
     4.3.4
Successors and Assigns
     13.2
Superintendent
     3.9, 10.2.6
Supervision and Construction Procedures
     1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.6,
     8.2, 8.3.1, 9.4.2, 10, 12, 14
Surety
     4.4.7, 5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of
     9.10.2, 9.10.3
Surveys
     2.2.3
Suspension by the Owner for Convenience
     14.4
Suspension of the Work
     5.4.2, 14.3
Suspension or Termination of the Contract
     4.3.6, 5.4.1.1, 11.4.9, 14
Taxes
     3.6, 3.8.2.1, 7.3.6.4
Termination by the Contractor
     4.3.10, 14.1
Termination by the Owner for Cause
     4.3.10, 5.4.1.1, 14.2
Termination of the Architect
     4.1.3
Termination of the Contractor
     14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT
     14
Tests and Inspections
     3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1
     10.3.2, 11.4.1.1, 12.2.1, 13.5
TIME
     8
Time, Delays and Extensions of
     3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3,
     9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Time Limits
     2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 4.3, 4.4,
     4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1,
     9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2,
     13.5, 13.7, 14
Time Limits on Claims
     4.3.2, 4.3.4, 4.3.8, 4.4, 4.5, 4.6
Title to Work
     9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK
     12
Uncovering of Work
     12.1
Unforeseen Conditions
     4.3.4, 8.3.1, 10.3
Unit Prices
     4.3.9, 7.3.3.2
Use of Documents
     1.1.1, 1.6, 2.2.5, 3.12.6, 5.3
Use of Site
     3.13, 6.1.1, 6.2.1
Values, Schedule of
     9.2, 9.3.1
Waiver of Claims by the Architect
     13.4.2
Waiver of Claims by the Contractor

     4.3.10, 9.10.5, 11.4.7, 13.4.2
Waiver of Claims by the Owner
     4.3.10, 9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1,
     13.4.2, 14.2.4

Waiver of Consequential Damages
     4.3.10, 14.2.4
Waiver of Liens
     9.10.2, 9.10.4
Waivers of Subrogation
     6.1.1, 11.4.5, 11.4.7
Warranty
     3.5, 4.2.9, 4.3.5.3, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2,
     13.7.1.3
Weather Delays
     4.3.7.2
Work, Definition of
     1.1.3
Written Consent
     1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1,
     9.10.2, 9.10.3, 11.4.1, 13.2, 13.4.2
Written Interpretations
     4.2.12, 4.3.6
Written Notice
     2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2,
     9.7, 9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Written Orders
     1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2,
     14.3.1

ARTICLE 1. GENERAL PROVISIONS

      1.1      BASIC DEFINITIONS

      1.1.1    THE CONTRACT DOCUMENTS
      The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of Addenda relating to bidding requirements).

      1.1.2    THE CONTRACT
      The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Owner and a Subcontractor or Sub-subcontractor, (3) between the Owner and Architect or (4) between any persons or entities other than the Owner and Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect's duties.

      1.1.3    THE WORK
      The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project.

      1.1.4    THE PROJECT
      The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

      1.1.5    THE DRAWINGS
      The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

      1.1.6    THE SPECIFICATIONS
      The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

      1.1.7    THE PROJECT MANUAL
      The Project Manual is a volume assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

Insert A: 1.1.8 NOTICES OR DELIVERIES TO OR APPROVALS BY ARCHITECT Whenever this document requires or allows notice to, deliveries to or approval or consent by the Architect, the parties agree that concurrent notices or deliveries to the Owner or approval or consent by the Owner, as applicable, shall also be required.

      1.2      CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

      1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

      1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

      1.2.3 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

      1.3      CAPITALIZATION

      1.3.1 Terms capitalized in these General Conditions include those which are (1) specifically defined, (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

      1.4      INTERPRETATION

      1.4.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

      1.5      EXECUTION OF CONTRACT DOCUMENTS

      1.5.1 The Contract Documents shall be signed by the Owner and Contractor. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

      1.5.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

      1.6 OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE

      1.6.1    [Not Used.]

Insert B:  DELETED

Insert C: All drawings, specifications and copies thereof furnished by the Architect are the property of Owner. They are to be used-only with respect to this Project and are not to be used on any other project. Submission or distribution to meet official regulatory requirements or for other purposes in connection with the Project is not to be construed as publication in derogation of the Architect's common law copyright or other reserved rights of the Owner.

ARTICLE 2. OWNER

      2.1      GENERAL

      2.1.1 Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner's approval or authorization. Except as otherwise provided in Subparagraph 4.2.1, the Architect does not have such authority. The term "Owner" means the Owner or the Owner's authorized representative.

      2.1.2 The Owner shall furnish to the Contractor within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner's interest therein.

      2.2      INFORMATION AND SERVICES REQUIRED OF THE OWNER

      2.2.1 The Owner shall, at the written request of the Contractor, prior to commencement of the Work and thereafter, furnish to the Contractor reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract. Furnishing of such evidence shall be a condition precedent to commencement or continuation of the Work. After such evidence has been famished, the Owner shall not materially vary such financial arrangements without prior notice to the Contractor.

      2.2.2 Except for permits and fees, including those required under Subparagraph 3.7.1, which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

      2.2.3 The Owner shall famish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work.

      2.2.4 Information or services under the control and within the scope of responsibility of Owner as may be expressly set forth in this Agreement shall be furnished with reasonable promptness to avoid delay in the orderly progress of the work.

      2.2.5 Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

      2.3      OWNER'S RIGHT TO STOP THE WORK

      2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Subparagraph 6.1.3.

      2.4      OWNER'S RIGHT TO CARRY OUT THE WORK

      2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies within a three-day period. If the Contractor within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner's expenses and compensation for the Architect's additional services made necessary by such default, neglect or failure. Such action by the Owner and amounts charged to the Contractor are both subject to prior recommendation of the Architect. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

ARTICLE 3. CONTRACTOR

      3.1      GENERAL

      3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Contractor" means the Contractor or the Contractors authorized representative.

      3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents.

      3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architect's administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

      3.2      REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

      3.2.1 Since the Contract Documents are complementary, before starting each portion of the Work, the Contractor shall carefully study and compare the various Drawings and other Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Subparagraph 2.2.3, shall take field measurements of any existing conditions related to that portion of the Work and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, any errors, inconsistencies or omissions discovered by the Contractor shall be reported promptly to the Architect as a request for information in such form as the Architect may require.

      3.2.2 Any design errors or omissions noted by the Contractor during this review shall be reported promptly to the Architect, but it is recognized that the Contractors review is made in the Contractor's capacity as a contractor and not as a licensed design professional unless otherwise specifically provided in the Contract Documents. The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations, but any nonconformity discovered by or made known to the Contractor shall be reported promptly to the Architect.

      3.2.3 If the Contractor believes that additional cost or time is involved because of clarifications or instructions issued by the Architect in response to the Contractor's notices or requests for information pursuant to Subparagraphs 3.2.1 and 3.2.2, the Contractor shall make Claims as provided in Subparagraphs 4.3.6 and 4.3.7. If the Contractor fails to perform the obligations of Subparagraphs 3.2.1 and 3.2.2, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations. The Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents or for differences between field measurements or conditions and the Contract Documents unless the Contractor recognized such error, inconsistency, omission or difference and knowingly failed to report it to the Architect.

Insert D: 3.2.4 After reporting to the Architect any error, inconsistency or omission Contractor may discover in the Contract Documents, the Contractor shall not proceed with any work so affected without the written approval of the Architect and Owner's Representative.

      3.3      SUPERVISION AND CONSTRUCTION PROCEDURES

      3.3.1 The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect with Owner's approval. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner and Architect shall be solely responsible for any resulting loss or damage.

      3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors.

      3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

      3.4      LABOR AND MATERIALS

      3.4.1 Unless other-wise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

      3.4.2 The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order.

      3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

      3.5      WARRANTY

      3.5.1    [Not Used.]

Insert E: 3.5.1 Contractor warrants that it will perform the Work provided for in this Agreement in conformance with the standards of care and practice appropriate to the nature of the Work rendered, and that the goods and materials supplied hereunder will be new and, where not otherwise specified, of the most suitable kind and quality for their intended use, and will be free of defects in title, workmanship, and materials. Contractor warrants that there are no liens, claims or encumbrances against said goods.

Insert F: 3.5.2 Contractor warrants all equipment, materials and labor furnished or performed by Contractor under this Agreement against defects in materials, workmanship for a period of one (1) year from Substantial Completion, or such longer period as may be otherwise specified in the Contract Documents. Upon notice of a nonconformity in the above warranty, Contractor, without limitation and in addition to other remedies at law or in equity, shall promptly correct, any deficiencies in items or services provided hereunder. All costs incidental to such repairs, replacements and reinstallation of equipment and materials, including costs incurred necessary to gain access, shall be borne by Contractor as a cost of the Work subject to the Guaranteed Maximum Price..

Insert G: 3.5.3 Contractor shall perform such tests as the Owner may require to verify that repairs and replacements comply with the requirements of this Agreement. Contractor warrants such repaired or replaced work against defective
1) design to the extent Contractor has provided design services in the course of repairing or replacing defective work and 2) materials and workmanship. The period of warranty for repaired or replaced work against defects shall be for a period of one (1) year from and after the date of acceptance thereof. Should Contractor fail to make promptly the necessary redesign, repair, replacement and tests, Owner, in addition to all other remedies at law or in equity, shall be entitled to perform such work or tasks or have such performed by a third party at Contractor's expense.

      3.6      TAXES

      3.6.1 The Contractor shall pay all applicable sales, consumer, use and similar taxes for the Work provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

      3.7      PERMITS, FEES AND NOTICES

      3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

      3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities applicable to performance of the Work.

      3.7.3 It is not the Contractor's responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

      3.7.4 If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Architect and Owner, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

      3.8      ALLOWANCES

      3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities to whom the Contractor has reasonable objection.

      3.8.2    Unless otherwise provided in the Contract Documents:

           .1 allowances shall cover all costs of the Contractor (e.g., labor, materials, equipment, freight, delivery, installation, general conditions, etc.), excluding only Fee and Gross Receipts taxes;

           .2 Contractor's Fee and Gross Receipts taxes attributable to stated allowances shall be included in the Guaranteed Maximum Price but not in the allowances;

           .3 whenever costs are more than or less than allowances, the Guaranteed Maximum Price shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Clause 3.8.2.1 and (2) changes in Contractor's costs under Clause 3.8.2.2.

      3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.

      3.9      SUPERINTENDENT

      3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

      3.10     CONTRACTOR'S CONSTRUCTION SCHEDULES

      3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's and Architect's information a Contractor's construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

      3.10.2 The Contractor shall prepare and keep current, for the Architect's approval, a schedule of submittals which is coordinated with the Contractor's construction schedule and allows the Architect reasonable time to review submittals.

      3.10.3 The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner and Architect.

      3.11     DOCUMENTS AND SAMPLES AT THE SITE

      3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to record field changes and selections made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Architect, and complete as-built drawings and specifications shall be delivered to the Architect for submittal to the Owner upon completion of the Work.

      3.12     SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

      3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

      3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

      3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

      3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Subparagraph 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals which are not required by the Contract Documents may be returned by the Architect without action.

      3.12.5 The Contractor shall review for compliance with the Contract Documents, approve and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Contractor may be returned by the Architect without action.

      3.12.6 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

      3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect.

      3.12.8 The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and (1) the Architect has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect's approval thereof.

      3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice the Architect's approval of a resubmission shall not apply to such revisions.

      3.12.10 The Contractor shall not be required to provide professional services which constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor's responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of applicable law. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional's written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, provided the Owner and Architect have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Subparagraph 3.12.10, the Architect will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.

      3.13     USE OF SITE

      3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

      3.14     CUTTING AND PATCHING

      3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

      3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor's consent to cutting or otherwise altering the Work.

      3.15     CLEANING UP

      3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

      3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

      3.16     ACCESS TO WORK

      3.16.1 The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

      3.17     ROYALTIES, PATENTS AND COPYRIGHTS

      3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

      3.18     INDEMNIFICATION

      3.18.1   [Not Used.]

Insert H: 3.18.1 To the fullest extent permitted by law, Contractor hereby indemnifies and shall hold harmless Owner, and its employees or authorized agents or representatives from and against any and all suits, actions, legal or administrative proceedings, claims, demands, damages, liability, interest, attorney's fees, costs and expenses of whatsoever kind or nature, whether arising before or after completion of the work hereunder, resulting from Contractor's negligent performance of this Agreement, except that the indemnity and the hold harmless obligations of Contractor shall not be applicable to any liability caused by the sole negligence of Owner, Architect or the agents or employees of any of them.

Insert I:  DELETED

      3.18.2 In claims against any person or entity indemnified under this Paragraph 3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Subparagraph 3.18.1 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers' compensation acts, disability benefit acts or other employee benefit acts.

Insert J: 3.19 It is agreed that Contractor shall be an independent contractor and not an employee or agent of Owner in the performance of the work pursuant to this Contract. Contractor's employees shall in no manner be or become entitled to Owner employee status or employee benefits.

ARTICLE 4.        ADMINISTRATION OF THE CONTRACT

      4.1      ARCHITECT

      4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

      4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Contractor and Architect. Consent shall not be unreasonably withheld.

      4.1.3 If the employment of the Architect is terminated, the Owner shall employ a new Architect, or other designated (supervisory) inspection entity, against whom the Contractor has no reasonable objection and whose status under the Contract Documents shall be that of the former Architect.

      4.2      ARCHITECT'S ADMINISTRATION OF THE CONTRACT

      4.2.1 The Architect will provide administration of the Contract as described in the Contract Documents, and will be an Owner's representative (1) during construction, (2) until final payment is due and (3) with the Owner's concurrence, from time to time during the one-year period for correction of Work described in Paragraph 12.2. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified in writing in accordance with other provisions of the Contract.

      4.2.2 The Architect, as a representative of the Owner, will visit the site at-intervals appropriate to the stage of the Contractor's operations (1) to become generally familiar with and to keep the Owner informed about the progress and quality of the portion of the Work completed, (2) to endeavor to guard the Owner against defects and deficiencies in the Work, and (3) to determine in general if the Work is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. The Architect will neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor's rights and responsibilities under the Contract Documents, except as provided in Subparagraph 3.3.1.

      4.2.3 The Architect will not be responsible for the Contractors failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work, provided the Architect has complied with Paragraph 4.2.2.

      4.2.4 COMMUNICATIONS FACILITATING CONTRACT ADMINISTRATION. Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner and Contractor shall endeavor to communicate with each other through the Architect about matters arising out of or relating to the Contract. Communications by and with the Architect's consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

      4.2.5 Based on the Architect's evaluations of the Contractor's Applications for Payment, the Architect will review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts.

      4.2.6 The Architect will have authority to reject Work that does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable, the Architect will have authority to require inspection or testing of the Work in accordance with Subparagraphs
      13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

      4.2.7 The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

      4.2.8 The Architect will prepare Change Orders and Construction Change Directives, and may authorize minor changes in the Work as provided in Paragraph 7.4, provided notice of such minor changes is made by Architect to Owner.

      4.2.9 The Architect will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion, will receive and forward to the Owner, for the Owner's review and records, written warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.

      4.2.10 The Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

      4.2.11 The Architect will interpret and decide matters concerning performance under, and requirements of, the Contract Documents on written request of either the Owner or Contractor. The Architect's response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Paragraph 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

      4.2.12 Interpretations and decisions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and initial decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either and will not be liable for results of interpretations or decisions so rendered in good faith.

      4.2.13 The Architect's decisions, subject to Owner's concurrence, on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

      4.3      CLAIMS AND DISPUTES

      4.3.1 DEFINITION. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

      4.3.2 TIME LIMITS ON CLAIMS. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the Architect and the other party.

      4.3.3 CONTINUING CONTRACT PERFORMANCE. Pending final resolution of a Claim except as otherwise agreed in writing or as provided in Subparagraph 9.7.1 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

      4.3.4 CLAIMS FOR CONCEALED OR UNKNOWN CONDITIONS. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other parties promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the Work, will assist the Owner in developing an equitable adjustment in the Contract Sum or Contract Time, or both, that is acceptable to the Owner and Contractor, and any such adjustment shall be consistent with Contract provisions. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect has given notice of the decision. If the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted, but if the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect for initial determination, subject to further proceedings pursuant to Paragraph 4.4.

      4.3.5 CLAIMS FOR ADDITIONAL COST. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work and within ten (10) working days from the date Contractor discovers the event giving rise to the claim. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph 10.6.

      4.3.6 If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect, (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment by the Owner, (5) termination of the Contract by the Owner, (6) Owner's suspension or (7) other reasonable grounds, Claim shall be filed in accordance with this Paragraph 4.3.

      4.3.7    CLAIMS FOR ADDITIONAL TIME

      4.3.7.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice shall be given as soon as possible and within ten (10) working days of the event causing the delay. The Contractor's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

      4.3.7.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the scheduled construction.

      4.3.8 INJURY OR DAMAGE TO PERSON OR PROPERTY. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

      4.3.9 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

      4.3.10 CLAIMS FOR CONSEQUENTIAL DAMAGES. Except as expressly provided herein. The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes:

             .1 damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

             .2 damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of anticipated profit on Work not performed.

      This mutual waiver is applicable, without limitation, to all consequential damages due to either party's termination in accordance with Article 14. Nothing contained in this Subparagraph 4.3.10 shall be deemed to preclude an award of liquidated direct damages, when applicable, in accordance with the requirements of the Contract Documents.

      4.4      RESOLUTION OF CLAIMS AND DISPUTES

      4.4.1 DECISION OF ARCHITECT. Claims, including those alleging an error or omission by the Architect but excluding those arising under Paragraphs
      10.3 through 10.5, shall be referred initially to the Architect for decision and notice provided to Owner that a claim has been referred to the Architect if initiated by Contractor. An initial decision by the Architect shall be required as a condition precedent to final resolution of all Claims between the Contractor and Owner arising prior to the date final payment is due, unless 30 days have passed after the Claim has been referred to the Architect with no decision having been rendered by the Architect. The Architect will not decide disputes between the Contractor and persons or entities other than the Owner.

      4.4.2 The Architect will review Claims and within ten days of the receipt of the Claim take one or more of the following actions: (1) request additional supporting data from the claimant or a response with supporting data from the other party, (2) reject the Claim in whole or in part, (3) approve the Claim, (4) suggest a compromise, or (5) advise the parties that the Architect is unable to resolve the Claim if the Architect lacks sufficient information to evaluate the merits of the Claim or if the Architect concludes that, in the Architect's sole discretion, it would be inappropriate for the Architect to resolve the Claim.

      4.4.3 In evaluating Claims, the Architect may, but shall not be obligated to, consult with or seek information from either party or from persons with special knowledge or expertise who may assist the Architect in rendering a decision. The Architect may request the Owner to authorize retention of such persons at the Owner's expense.

      4.4.4 If the Architect requests a party to provide a response to a Claim or to famish additional supporting data, such party shall respond, within ten days after receipt of such request, and shall either provide a response on the requested supporting data, advise the Architect when the response or supporting data will be furnished or advise the Architect that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Architect will either reject or approve the Claim in whole or in part.

      4.4.5 The Architect will approve or reject Claims by written decision, which shall state the reasons therefor and which shall notify the parties of any change in the Contract Sum or Contract Time or both. The approval or rejection of a Claim by the Architect shall be final and binding on the parties but subject to mediation.

      4.4.6 When a written decision of the Architect states that (1) the decision is final but subject to mediation and (2) a demand for mediation of a Claim covered by such decision must be made within 30 days after the date on which the party making the demand receives the final written decision, then failure to demand mediation within said 30 days' period shall result in the Architect's decision becoming final and binding upon the Owner and Contractor. If the Architect renders a decision after arbitration proceedings have been initiated, such decision may be entered as evidence, but shall not supersede mediation proceedings unless the decision is acceptable to all parties concerned.

      4.4.7 Upon receipt of a Claim against the Contractor or at any time thereafter, the Architect or the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Contractor's default, the Architect or the Owner may, but is not obligated to, notify the surety and request the surety's assistance in resolving the controversy.

      4.4.8 If a Claim relates to or is the subject of a mechanic's lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines prior to resolution of the Claim by the Architect, by mediation.

      4.5      MEDIATION

      4.5.1 Any Claim arising out of or related to the Contract, except Claims relating to aesthetic effect and except those waived as provided for in Subparagraphs 4.3.10, 9.10.4 and 9.10.5 shall, after initial decision by the Architect or 30 days after submission of the Claim to the Architect, be subject to mediation as a condition precedent to the institution of legal or equitable proceedings by either party.

      4.5.2 Either party may commence mediation by written notice to the other describing the matte in dispute. In the next five (5) days following such notice, the Owner and Contractor's designees, shall meet and use their best efforts to resolve the dispute through direct discussions and/or through telephone conferences. If discussion between the parties does not resolve the dispute, the Owner's designee shall notify the Chief of the Mississippi Band of Choctaw Indians of the impasse, and the Chief will discuss the impasse with the Contractor's President. If, however, the parties are unable to reach agreement within a fifteen (15) day period from the date of the first written notice of dispute or such additional periods as they may agree, then the mediation process shall be deemed to be unsuccessful and either party shall be entitled to pursue its claim in the Choctaw Tribal Court.

      4.5.3    [Not Used.]

      4.6      ARBITRATION

      4.6.1    [Not Used.]

      4.6.2    [Not Used.]

      4.6.3    [Not Used.]

      4.6.4    [Not Used.]

      4.6.5    [Not Used.]

      4.6.6    [Not Used.]

ARTICLE 5. SUBCONTRACTORS

      5.1      DEFINITIONS

      5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

      5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

      5.2     AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

      5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner through the Architect the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Architect will promptly reply to the Contractor

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

      in writing stating whether or not the Owner or the Architect, after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Owner or Architect to reply promptly shall constitute notice of no reasonable objection.

      5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

      5.2.3 If the Owner or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner or Architect has no reasonable objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor's Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

      5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitute.

      5.3      SUBCONTRACTUAL RELATIONS

      5.3.1 By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor's Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

      5.4      CONTINGENT ASSIGNMENT OF SUBCONTRACTS

      5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

            .1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Paragraph 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Contractor in writing; and

            .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

      5.4.2    [Not Used.]

ARTICLE 6. CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

      6.1      OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE
      CONTRACTS

      6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Paragraph 4.3.

      6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

      6.1.3 The Owner shall provide for coordination of the activities of the Owner's own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Other until subsequently revised.

      6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6 and Articles 10 and 12.

      6.2      MUTUAL RESPONSIBILITY

      6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

      6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work. promptly report to the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's or separate contractors completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

      6.2.3 The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or defective construction of the Contractor. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.

      6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

      6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Subparagraph 3.14.

      6.3      OWNER'S RIGHT TO CLEAN UP

      6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Architect will allocate the cost among those responsible.

ARTICLE 7. CHANGES IN THE WORK

      7.1      GENERAL

      7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

      7.1.2 A Change Order shall be based upon agreement among the Owner, Contractor and Architect; a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor, an order for a minor change in the Work may be issued by the Architect alone.

      7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.

      7.2      CHANGE ORDERS

      7.2.1 A Change Order is a written instrument prepared by the Architect and signed by the Owner, Contractor and Architect, stating their agreement upon all of the following:

            .1  change in the Work;

            .2 the amount of the adjustment, if any, in the Contractor's Fee or the Guaranteed Maximum Price; and

            .3  the extent of the adjustment, if any, in the Contract Time.

      7.2.2 Methods used in determining adjustments to the Contractor's Fee or the Guaranteed Maximum Price may include those listed in Subparagraph 7.3.3.

      7.3      CONSTRUCTION CHANGE DIRECTIVES

      7.3.1 A Construction Change Directive is a written order prepared by the Architect and signed by the Owner and Architect, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

      7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

      7.3.3 If the Construction Change Directive provides for an adjustment to the Contractor's Fee or the Guaranteed Maximum Price, the adjustment shall be based on one of the following methods:

            .1 mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

            .2 unit prices stated in the Contract Documents or subsequently agreed upon;

            .3 cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

            .4  as provided in Subparagraph 7.3.6.

      7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Architect of the Contractor's agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contractor's Fee or the Guaranteed Maximum Price or Contract Time.

      7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contractor's Fee or the Guaranteed Maximum Price and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

      7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contractor's Fee or the Guaranteed Maximum Price, the method and the adjustment shall be determined by the Architect on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contractor's Fee or the Guaranteed Maximum Price, a reasonable allowance for overhead and profit. In such case, and also under Clause 7.3.3.3, the Contractor shall keep and present, in such form as the Architect may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Subparagraph 7.3.6 shall be limited to the following:

            .1 costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers' compensation insurance;

            .2 costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

            .3 rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

            .4 costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

            .5 additional costs of supervision and field office personnel directly attributable to the change.

      7.3.7 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Architect and approved by the Owner. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

      7.3.8 Pending final determination of the total cost of a Construction Change Directive to the Owner, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties' agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Architect will make an interim determination for purposes of monthly certification for payment for those costs. That determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a claim in accordance with Article 4.

      7.3.9 When the Owner and Contractor agree with the determination made by the Architect concerning the adjustments in the Guaranteed Maximum Price or the Contractor's Fee and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

      7.4      MINOR CHANGES IN THE WORK

      7.4.1 The Architect will have authority to order, subject to approval of the Owner, minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.

ARTICLE 8. TIME

      8.1      DEFINITIONS

      8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

      8.1.2 The date of commencement of the Work is the date established in the Agreement.

      8.1.3 The date of Substantial Completion is the date certified by the Architect in accordance with Paragraph 9.8.

      8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

      8.2      PROGRESS AND COMPLETION

      8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

      8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article II to be furnished by the Contractor and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Contract Documents or a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

      8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

      8.3      DELAYS AND EXTENSIONS OF TIME

      8.3.1 If the Contractor's performance of this Contract is prevented or delayed by any cause, existing or future, which is beyond the reasonable control and without the fault of negligence of Contractor and which condition was not foreseeable by Contractor at the time this Contract was entered into, Contractor shall, within ten (10) days of the commencement of any such delay. give to the Architect and Owner written notice thereof and of the anticipated results thereof. Within ten (10) days after the termination of any such delay Contractor shall file a written notice with the Architect and Owner specifying the actual duration of the delay. Failure to give either of the above notices shall be sufficient grounds for denial of an extension of time. If Owner and Architect determine that the delay was beyond the control and without the fault or negligence of Contractor and not foreseeable by Contractor at the time this Contract was entered into, the time of performance of this Contract shall be extended accordingly. If in the opinion of the Architect and Owner the claimed delay does not affect overall performance of the work, no extension of time will be granted.

      8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3.

      8.3.3 This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

ARTICLE 9. PAYMENTS AND COMPLETION

      9.1      CONTRACT SUM

      9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents. The Guaranteed Maximum Price and the Contractor's Fee have the meaning set forth in Article 5 of the Agreement (AIA Document A111-1997 as amended).

      9.2      SCHEDULE OF VALUES

      9.2.1 Before the first Application for Payment, the Contractor shall submit to the Architect a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

      9.3      APPLICATIONS FOR PAYMENT

      9.3.1 At least ten days before the date established for each progress payment, the Contractor shall submit to the Architect an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor's right to payment as the Owner or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for in the Contract Documents.

      9.3.1.1 As provided in Subparagraph 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.

      9.3.1.2 Such applications may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay.

      9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

      9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims. security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

      9.4      CERTIFICATES FOR PAYMENT

      9.4.1 The Architect will, within seven days after receipt of the Contractor's Application for Payment, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect's reasons for withholding certification in whole or in part as provided in Subparagraph 9.5.1.

      9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect's evaluation of the Work and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect's knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections, unless provisions have been made to provide a full time project representative, to check the quality or quantity of the Work,
      (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractors right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

      9.5      DECISIONS TO WITHHOLD CERTIFICATION

      9.5.1 The Architect may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect's opinion the representations to the Owner required by Subparagraph 9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Subparagraph 9.4.1. If the Contractor and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Architect's opinion to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Subparagraph 3.3.2, because of:

            .1  defective Work not remedied;

            .2 third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

            .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

            .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

            .5  damage to the Owner or another contractor;

            .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

            .7 persistent failure to carry out the Work in accordance with the Contract Documents.

      9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

      9.6      PROGRESS PAYMENTS

      9.6.1 After the Architect has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.

      9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

      9.6.3 The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.

      9.6.4 Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

      9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

      9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

      9.6.7 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

      9.7      FAILURE OF PAYMENT

      9.7.1 If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor's Application for Payment, or if the Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount certified by the

      Architect or agreed to through mediation or awarded by the Tribal Court, then the Contractor may, upon seven additional days' written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Contract Documents.

      9.8      SUBSTANTIAL COMPLETION

      9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use.

      9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.

      9.8.3 Upon receipt of the Contractor's list, the Architect will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect's inspection discloses any item, whether or not included on the Contractor's list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. In such case, the Contractor shall then submit a request for another inspection by the Architect to determine Substantial Completion.

      9.8.4 When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion.

      9.8.5 The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate. Upon such acceptance and consent of surety, if any, the Owner shall make payment of retainage applying to such Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents.

      9.9      PARTIAL OCCUPANCY OR USE

      9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Clause 11.4.1.5 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect as provided under Subparagraph 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor.

      9.9.2 Immediately prior to such partial occupancy or use, the Owner,. Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

      9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

      9.10     FINAL COMPLETION AND FINAL PAYMENT

      9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect will promptly make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect's knowledge, information and belief, and on the basis of the Architect's on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect's final Certificate for Payment will constitute a further representation that conditions listed in Subparagraph
      9.10.2 as precedent to the Contractor's being entitled to final payment have been fulfilled.

      9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Architect (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or will be paid as follows: (a) with respect to previous Applications for Payment for which the Contractor has received payments required here under, such indebtedness has been paid or otherwise satisfied and (b) with respect to the Application for Final Payment or other Application for Payment for which the Contractor has not received payment required here under, such indebtedness will be paid only as a conditions precedent, promptly after the Contractor's actual receipt of payment then due from the Owner, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents,
      (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

      9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

      9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

             .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

             .2 failure of the Work to comply with the requirements of the Contract Documents; or

             .3  terms of special warranties required by the Contract Documents.

      9.10.5 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

Insert K: 9.10.6 Nothing in the Agreement or other Contract Documents is intended nor may be construed to waive, abridge or adversely affect Contractor's right to make the Contractor's actual receipt of payment from the Owner a condition precedent to the Contractor's payment (whether progress, final, or any other payment) to subcontractors, suppliers, or other contractees. If the Contractor or its contractees are required to submit affidavits of payment, waivers of rights, releases of claims, or the like, such requirements will not be deemed effective as to unpaid contract balances and retainage until same are actually received by the Contractor from the Owner.

ARTICLE 10. PROTECTION OF PERSONS AND PROPERTY

      10.1     SAFETY PRECAUTIONS AND PROGRAMS

      10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

      10.2     SAFETY OF PERSONS AND PROPERTY

      10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

            .1 employees on the Work and other persons who may be affected thereby;

            .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors; and

            .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

      10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

      10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

      10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

      10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2 and
      10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Clauses 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.18.

      10.2.6 The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

      10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

      10.3     HAZARDOUS MATERIALS

      10.3.1 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.

      10.3.2 The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Contractor and the Architect will promptly reply to the Owner in writing stating whether or not either has reasonable objection to the persons or entities proposed by the Owner. If either the Contractor or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor and the Architect have no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Contractor. The Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Contractor's reasonable additional costs of shut-down, delay and start-up, which adjustments shall be accomplished as provided in Article 7.

      10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, Architect, Architect's consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Subparagraph 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) and provided that such damage, loss or expense is not due to the negligence of a party seeking indemnity and is not the result of the Contractor's failure to comply with 10.2 or 10.3.1 above.

      10.4 The Owner shall not be responsible under Paragraph 10.3 for materials and substances brought to the site by the Contractor unless such materials or substances were required by the Contract Documents.

      10.5 If, without negligence on the part of the Contractor, the Contractor is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall indemnify the Contractor for all cost and expense thereby incurred.

      10.6      EMERGENCIES

      10.6.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Paragraph 4.3 and Article 7.

ARTICLE 11. INSURANCE AND BONDS

      11.1     CONTRACTOR'S LIABILITY INSURANCE

      11.1.1 Contractor shall provide and maintain insurance in accordance with Exhibit "E".

            .1  [Not Used.]

            .2  [Not Used.]

            .3  [Not Used.]

            .4  [Not Used.]

            .5  [Not Used.]

            .6  [Not Used.]

            .7  [Not Used.]

            .8  [Not Used.]

      11.1.2 [Not Used.]

      11.1.3 [Not Used.]

      11.2     OWNER'S LIABILITY INSURANCE

      11.2.1 [Not Used.]

      11.3     PROJECT MANAGEMENT PROTECTIVE LIABILITY INSURANCE

      11.3.1 Optionally, the Owner may require the Contractor to purchase and maintain Project Management Protective Liability insurance from the Contractor's usual sources as primary coverage for the Owner's, Contractors and Architect's vicarious liability for construction operations under the Contract. Unless otherwise required by the Contract Documents, the Owner shall reimburse the Contractor by increasing the Contract Sum to pay the cost of purchasing and maintaining such optional insurance coverage, and the Contractor shall not be responsible for purchasing any other liability insurance on behalf of the Owner. The minimum limits of liability purchased with such coverage shall be equal to the aggregate of the limits required for Contractor's Liability Insurance under Clauses 11.1.1.2 through 11.1.1.5.

      11.3.2 To the extent damages are covered by the proceeds of Project Management Protective Liability insurance, the Owner, Contractor and Architect waive all rights against each other for damages, except such rights as they may have to the proceeds of such insurance. The policy shall provide for such waivers of subrogation by endorsement or otherwise.

      11.3.3 [Not Used.]

      11.4     PROPERTY INSURANCE

      11.4.1 [Not Used.]

      11.4.1.1 [Not Used.]

      11.4.1.2 [Not Used.]

      11.4.1.3 [Not Used.]

      11.4.1.4 [Not Used.]

      11.4.1.5 [Not Used.]

      11.4.2 [Not Used.]

      11.4.3 [Not Used.]

      11.4.4 [Not Used.]

      11.4.5 [Not Used.]

      11.4.6 [Not Used.]

      11.4.7 [Not Used.]

      11.4.8 [Not Used.]

      11.4.9 [Not Used.]

      11.4.10 [Not Used.]

      11.5     PERFORMANCE BOND AND PAYMENT BOND

      11.5.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

      11.5.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.

ARTICLE 12. UNCOVERING AND CORRECTION OF WORK

      12.1     UNCOVERING OF WORK

      12.1.1 If a portion of the Work is covered contrary to the Architect's request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect, be uncovered for the Architect' s examination and be replaced at the Contractor's expense without change in the Contract Time.

      12.1.2 If a portion of the Work has been covered which the Architect has not specifically requested to examine prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner's expense. If such Work is not in accordance with the Contract Documents, correction shall be at the Contractor's expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

      12.2     CORRECTION OF WORK

      12.2.1 BEFORE OR AFTER SUBSTANTIAL COMPLETION

      12.2.1.1 The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect's services and expenses made necessary thereby, shall be at the Contractor's expense.

      12.2.2 AFTER SUBSTANTIAL COMPLETION

      12.2.2.1 In addition to the Contractors obligations under Paragraph 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Subparagraph 9.9.1. or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Paragraph 2.4.

      12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

      12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Paragraph 12.2, except as provided in Section 3.5.3.

      12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

      12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

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

      12.2.5 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the one-year period for correction of Work as described in Subparagraph 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

      12.3     ACCEPTANCE OF NONCONFORMING WORK

      12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13. MISCELLANEOUS PROVISIONS

      13.1     GOVERNING LAW

      13.1.1 This Agreement and any related documents shall be construed according to the laws of the Mississippi Band of Choctaw Indians and the State of Mississippi (pursuant to Section 1-1-4, Choctaw Tribal
      Code). Exclusive venue and jurisdiction shall be in the Tribal Court of the Mississippi Band of Choctaw Indians. This Agreement and any related documents is subject to the Choctaw Tribal Tort Claims Act. Nothing contained in this Agreement or any related document shall be construed or deemed to provide recourse to Silver Star assets.

      13.2     SUCCESSORS AND ASSIGNS

      13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Subparagraph 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

      13.2.2 The Owner may, without consent of the Contractor, assign the Contract to an institutional lender providing construction financing for the Project. In such event, the lender shall assume the Owner's rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate such assignment.

      13.3     WRITTEN NOTICE

      13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice.

      13.4     RIGHTS AND REMEDIES

      13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

      13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

      13.5     TESTS AND INSPECTIONS

      13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect timely notice of when and where tests and inspections are to be made so that the Architect may be present for such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

      13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect of when and where tests and inspections are to be made so that the Architect may be present for such procedures. Such costs, except as provided in Subparagraph 13.5.3, shall be at the Owner's expense.

      13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and compensation for the Architect's services and expenses shall be at the Contractor's expense.

      13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

      13.5.5 If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

      13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

      13.6     INTEREST

      13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

      13.7     COMMENCEMENT OF STATUTORY LIMITATION PERIOD

      13.7.1 As between the Owner and Contractor:

             .1 BEFORE SUBSTANTIAL COMPLETION. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

             .2 BETWEEN SUBSTANTIAL COMPLETION AND FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

             .3 AFTER FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any Warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

ARTICLE 14. TERMINATION OR SUSPENSION OF THE CONTRACT

      14.1   TERMINATION BY THE CONTRACTOR

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

      14.1.1  [Not Used.]

            .1  [Not Used.]

            .2  [Not Used.]

            .3  [Not Used.]

            .4  [Not Used.]

Insert L:

      14.1.2  [Not Used.]

      14.1.3  [Not Used.]

      14.1.4  [Not Used.]

      14.2    TERMINATION BY THE OWNER FOR CAUSE

      14.2.1  [Not Used.]

            .1  [Not Used.]

            .2  [Not Used.]

            .3  [Not Used.]

            .4  [Not Used.]

Insert M:  DELETED

      14.2.2  [Not Used.]

            .1  [Not Used.]

            .2  [Not Used.]

            .3  [Not Used.]

      14.2.3  [Not Used.]

      14.2.4  [Not Used.]

      14.3    SUSPENSION BY THE OWNER FOR CONVENIENCE

      14.3.1  [Not Used.]

      14.3.2  [Not Used.]

            .1  [Not Used.]

            .2  [Not Used.]

      14.4    TERMINATION BY THE OWNER FOR CONVENIENCE

      14.4.1  [Not Used.]

      14.4.2  [Not Used.]

            .1  [Not Used.]

            .2  [Not Used.]

            .3  [Not Used.]

      14.4.3  [Not Used.]

Insert N:  14.1 SUSPENSION BY THE OWNER FOR CONVENIENCE

INSERT O: 14.1.2 Owner may suspend at any time the performance of all or any portion of the work to be performed under the Contract. Upon such notice of suspension of work, Owner will designate the amount and type of labor and equipment to be committed to the work site. During the period of suspension, Contractor shall use its best efforts to utilize its plant, labor and equipment in such a manner as to minimize costs associated with suspension.

Insert P: 14.1.3 Constructive Suspension shall occur upon thirty (30) days' prior written notice to Owner that (1) the work has been stopped under an order of any court or other public authority having jurisdiction, or (2) an act of government, such as a declaration of a national emergency, making materials unavailable, through no fault of the Contractor or a subcontractor or their agents or employees or any other person performing any of the work under a contract with the Contractor, or (3) the work has been stopped for a period of thirty (30) days by the Contractor because the Owner has not made payment thereon as provided in paragraphs 9.6, 9.8, or 9.10.

Insert Q: 14.1.4 Upon receipt of a suspension notice from Owner or upon the occurrence of a constructive suspension pursuant to subparagraph 14.1.3, Contractor shall:

Insert R: (1) Unless specified otherwise in the suspension notice from Owner, immediately discontinue work;

Insert S: (2) Place no further orders or subcontracts for material, services, or facilities with respect to suspended work other than to the extent required in the suspension notice from Owner;

Insert T: (3) Promptly make every reasonable effort to obtain suspension upon terms satisfactory to Owner of all orders, subcontracts and rental agreements to the extent they relate to performance of work suspended; and

Insert U: (4) Continue to protect and maintain the work, including those portions on which work has been suspended.

Insert V: 14.1.5 As full compensation for such suspension, Contractor shall be reimbursed for the following costs, reasonably incurred, without duplication of any item, to the extent such costs directly result from suspension of work:

Insert W: (1) A standby charge to be paid to Contractor during the period of suspension of work, which standby charge shall be sufficient to compensate Contractor for keeping, to the extent required in the notice, its organization and equipment committed to the work in a standby status;

Insert X: (2) All reasonable costs associated with mobilization and demobilization of Contractor's plant, forces and equipment

Insert Y: (3) An equitable amount to reimburse Contractor for the cost of maintaining and protecting that portion of the work upon which work has been suspended;

Insert Z: (4) If, as a result of any such suspension of work, the cost to Contractor of subsequently performing work is increased or decreased, an equitable adjustment will be made in the cost of performing the remaining portion of work.

Insert AA: Upon receipt of notice to resume suspended work, Contractor shall immediately resume performance of the suspended work to the extent required in the notice. Any claim on the part of Contractor for time or compensation shall be made within ten (10) calendar days after receipt of notice to resume work, and Contractor shall submit for review a revised construction schedule.

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

Insert AB: No compensation or extension of time shall be granted if suspension results from Contractor's noncompliance with the requirements of the Contract.

Insert AC:  14.2 TERMINATION DUE TO CONTRACTOR'S DEFAULT

Insert AD: 14.2.1 If any or all work to be performed under the Contract is abandoned by Contractor; or if the Contract or any part thereof shall be assigned or sublet in violation of subparagraph 13.2.1; or if Contractor becomes insolvent or unable to meet its payroll or other current obligations, or be adjudicated a bankrupt, have an involuntary Petition in Bankruptcy filed against it, make an assignment for benefit of creditors, file a petition for an arrangement, composition or compromise with its creditors under any applicable laws, or have a trustee or other officer appointed to take charge of its assets; or if Owner determines, in good faithful exercised reasonable business judgement, that the schedule of work is not being maintained or that Contractor is violating any of the conditions or provision of the Contract; or if Owner determines, in the good faith exercised reasonable business judgement, that Contractor is refusing to perform properly any work or that Contractor is performing work under the Contract in bad faith or not in accordance with the terms thereof, and if Contractor fails to remedy any such default or condition as set-forth in this Section
14.2.1 within fifteen (15) calendar days after receipt of a written notice of default from Owner, or if Contractor fails to provide evidence satisfactory to Owner that such default will be corrected; or if Contractor initiates contact or has contact without the Owner's knowledge or approval, with cost consultants of the Owner, such as Boyken, International or other such firms that may be retained in the future, whose primary responsibility is to assist the Owner in negotiating or determining construction cost or costs for this or any other project the Owner is or contemplates developing; Owner may, without notice to Contractor's sureties, either withhold any amounts otherwise due under the Contract or terminate Contractor's right to proceed with all or any portion of such work. The remedies provided in this subparagraph shall not serve to limit Owner's rights under subparagraph 2.4.1.

Insert AE: 14.2.2 Upon termination pursuant to paragraph 14.2.1, Owner shall have the right to complete the terminated work or to employ another Contractor or subcontractors to complete the terminated work, and Owner shall have the right to take possession of and use any of the materials, tools, supplies and other property furnished by Contractor for such work. The expense of so completing such work will be charged to Contractor, an such expense will be deducted by Owner out of such monies as may be due or may at any time thereafter become due to Contractor. In case such expense exceeds the sum which would have otherwise been payable under the Contract, the Contractor and its sureties shall be liable for and shall, upon notice from Owner promptly pay to Owner, the amount of such excess. Owner shall not be required to obtain proposals for completing such work, but may make such expenditures as in Owner's sole judgment will best accomplish such reasonable completion.

Insert AF: 14.2.3 Upon receipt of any such written notice of termination of right to proceed, Contractor shall, at its expense, for that work affected by any such termination;

Insert AG: (1) Assist Owner in making an inventory of all materials and equipment in storage at the site, in route to the site, in storage or manufacture away from the site, and on order from suppliers;

Insert AH: (2) Assign to Owner subcontracts, supply contracts and equipment rental agreements all as designated by Owner; and

Insert AI: (3) Remove from the site all construction materials, equipment and plant in said inventory other than such construction materials and equipment which are designated in writing by Owner to be used by Owner in completing such work.

Insert AJ:  14.3 TERMINATION ABSENT DEFAULT

Insert AK: 14.3.1 Owner may, at its sole option, cancel and terminate this Contract in whole or, from time to time, in part at any time by joint written notice from Owner thereof to Contractor, whether or not Contractor is in default. Upon any such cancellation and termination, Contractor shall waive any claims for damages, including loss of anticipated profits, on account thereof, but as the sole right and remedy of Contractor, Contractor shall be paid in accordance with subparagraph 14.3.3 below; provided however, that those provisions of the Contract which by their very nature survive final acceptance under the Contract shall remain in full force and effect after such cancellation and termination to the extent provided in such provisions. Insert AL: 14.3.2 Upon receipt of any such notice, Contractor shall, unless the notice requires otherwise:

Insert AM: (1) Immediately discontinue work on the date and to the extent specified in the notice;

Insert AN: (2) Place no further orders or subcontracts for materials, services, or facilities, other than as may be necessary or required for completion of such portion of work under the Contract that is not determined;

Insert AO: (3) Promptly make every reasonable effort to obtain cancellation upon terms satisfactory to Owner of all order, rental and subcontracts to the extent they relate to the performance of work terminated, or assign to Owner, those orders and subcontracts and rental agreements specified in such notice; and

Insert AP: (4) Assist as specifically requested in writing by Owner in the maintenance, protection and disposition of property acquired by Owner under the Contract.

Insert AQ: 14.3.3 Upon exercise by Owner of its right of termination pursuant to subparagraph 14.3.1, Contractor will be paid an amount determined in accordance with the following (without duplication of any item):

Insert AR: (1) All amounts due and not previously paid to Contractor for work completed in accordance with the Contract prior to such notice, and for work thereafter completed by Contractor to the extent specified in such notice;

Insert AS: (2) The cost of settling and paying claims arising out of the termination of work under subcontracts or orders as provided in subparagraph 14.3.2 (3) above;

Insert AT:  (3) The reasonable costs incurred pursuant to subparagraph 14.3.2
(4) above; and

Insert AU: (4) Any other reasonable costs incidental to such termination of work.

Insert AV:  (5) Fee of 2.75% of such termination expenses.

Insert AW: 14.4 Termination pursuant to this Article 14 shall not relieve either party of obligations arising out of this Agreement in connection with goods supplied or work performed prior to termination.

                                       32